 As filed with the Securities and Exchange Commission on November 9, 1999

                                         Securities Act File No. 333-88423
                                       Investment Company Act File No. 811-6500

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                ---------------

                                               POST-EFFECTIVE AMENDMENT NO. [_]
PRE-EFFECTIVE AMENDMENT NO. 1 [X]
                       (check appropriate box or boxes)

                                ---------------

                     MuniYield New York Insured Fund, Inc.
            (Exact Name of Registrant as Specified in its Charter)

                                ---------------

                                (609) 282-2800
                       (Area Code and Telephone Number)

                                ---------------

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
   (Address of Principal Executive Offices: Number, Street, City, State, Zip
                                     Code)

                                ---------------

                                Terry K. Glenn
                     MuniYield New York Insured Fund, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)

                                ---------------

                                  Copies to:  Michael J. Hennewinkel, Esq.
          Frank P. Bruno, Esq.            MERRILL LYNCH ASSET MANAGEMENT, L.P.
            BROWN & WOOD LLP                     800 Scudders Mill Road
         One World Trade Center                   Plainsboro, NJ 08536
         New York, NY 10048-0557

                                ---------------

  Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

                                ---------------


       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                       Proposed        Proposed
                                                       Maximum          Maximum
                                      Amount Being  Offering Price     Aggregate          Amount of
Title of Securities Being Registered  Registered(1)  Per Unit(1)   Offering Price(1) Registration Fee(3)
--------------------------------------------------------------------------------------------------------
Common Stock ($.10 par
 value)................                29,831,900    $13.60          $405,713,840         $112,789
--------------------------------------------------------------------------------------------------------
Auction Market Preferred
 Stock, Series C.......                   2,800      $ 25,000(2)     $ 70,000,000         $ 19,460
--------------------------------------------------------------------------------------------------------
Auction Market Preferred
 Stock, Series D.......                   1,960      $ 25,000(2)     $ 49,000,000         $ 13,622
--------------------------------------------------------------------------------------------------------
Auction Market Preferred
 Stock, Series E.......                   2,200      $ 25,000(2)     $ 55,000,000         $ 15,290
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the filing fee.
(2) Represents the liquidation preference of a share of preferred stock after the reorganization.

(3) Previously paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     MUNIYIELD NEW YORK INSURED FUND, INC.
                   MUNIYIELD NEW YORK INSURED FUND II, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                               ---------------
                 NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS OF
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                                      AND
                   MUNIYIELD NEW YORK INSURED FUND II, INC.
                               ---------------
                        TO BE HELD ON DECEMBER 15, 1999

TO THE STOCKHOLDERS OF
 MUNIYIELD NEW YORK INSURED FUND, INC.
 MUNIYIELD NEW YORK INSURED FUND II, INC.

  NOTICE IS HEREBY GIVEN that the special meetings of the stockholders (the "Meetings") of MuniYield New York Insured Fund, Inc. ("New York Insured") and MuniYield New York Insured Fund II, Inc. ("New York Insured II") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, December 15, 1999 at 3:45 p.m. Eastern time (for New York Insured) and 4:00 p.m. Eastern time (for New York Insured II) for the following purposes:

    (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of New York Insured II by New York Insured, in exchange solely for an equal aggregate value of newly-issued shares of Common Stock of New York Insured ("New York Insured Common Stock"), shares of three newly-created series of Auction Market Preferred Stock ("AMPS") of New York Insured to be designated Series C ("New York Insured Series C AMPS"), Series D ("New York Insured Series D AMPS") and Series E ("New York Insured Series E AMPS"); (ii) the issuance of three new series of AMPS of MuniYield New York to be designated Series C, Series D and Series E; and (iii) the distribution by New York Insured II of the New York Insured Common Stock to the holders of Common Stock of New York Insured II, such New York Insured Series C AMPS to the holders of Series A AMPS of New York Insured II, the New York Insured Series D AMPS to the holders of Series B AMPS of New York Insured II and the New York Insured Series E AMPS to the holders of Series C and Series D AMPS of New York Insured II. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of New York Insured II and the termination of its registration under the Investment Company Act of 1940;

    (2) To transact such other business as properly may come before the Meetings or any adjournment thereof.

  The Boards of Directors of New York Insured and New York Insured II have fixed the close of business on October 20, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

  A complete list of the stockholders of New York Insured and New York Insured II entitled to vote at the Meetings will be available and open to the examination of any stockholder of New York Insured or New York Insured II, respectively, for any purpose germane to the Meetings during ordinary business hours from and after December 1, 1999, at the offices of New York Insured, 800 Scudders Mill Road, Plainsboro, New Jersey.

  You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy applicable to their fund and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of New York Insured or New York Insured II, as applicable.

                                       By Order of the Boards of Directors

                                       Alice A. Pellegrino
                                       Secretary of MuniYield New York
                                        Insured Fund, Inc. and MuniYield New
                                        York Insured Fund II, Inc.
Plainsboro, New Jersey

Dated: November 9, 1999

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                         PROXY STATEMENT AND PROSPECTUS
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                P.O. Box 9011, Princeton, New Jersey 08543-9011
                                 (609) 282-2800

                                  -----------

                      SPECIAL MEETINGS OF STOCKHOLDERS OF
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                                      AND
                    MUNIYIELD NEW YORK INSURED FUND II, INC.

                                  -----------

                               DECEMBER 15, 1999

  This Joint Proxy Statement and Prospectus is furnished to you as a stockholder of one of the funds listed above. A Special Meeting of the stockholders of each of these funds will be held on December 15, 1999 (the "Meetings") to consider the items that are listed below and discussed in greater detail elsewhere in this Proxy Statement and Prospectus. The Board of Directors of each fund is requesting its stockholders to submit a proxy to be used at the Meetings to vote the shares held by the stockholder submitting the proxy.

  The proposals to be considered at the Meetings are:

  1.To approve or disapprove an Agreement and Plan of Reorganization between the funds; and

  2.To transact such other business as may properly come before the Meetings or any adjournment thereof.

  The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Proxy Statement and Prospectus as the Reorganization. The Reorganization involves the combination of the two funds into one. The two funds are:

    MuniYield New York Insured Fund, Inc. ("New York Insured"), which will be the surviving fund; and

    MuniYield New York Insured Fund II, Inc. ("New York Insured II")

  New York Insured and New York Insured II are sometimes referred to herein collectively as the "Funds" and individually as a "Fund," each as applicable and each as the context requires.

                                                        (continued on next page)

  THE  SECURITIES AND  EXCHANGE COMMISSION  HAS NOT  APPROVED OR  DISAPPROVED
     THESE SECURITIES OR PASSED UPON  THE ADEQUACY OF THIS PROXY STATEMENT
       AND PROSPECTUS. ANY REPRESENTATION  TO THE CONTRARY IS A CRIMINAL
          OFFENSE.

  This Proxy Statement and Prospectus serves as a prospectus of New York Insured in connection with the issuance of New York Insured Common Stock and three newly-created series of New York Insured AMPS in the Reorganization.

  The Proxy Statement and Prospectus sets forth information about New York Insured and New York Insured II that stockholders of the Funds should know before considering the Reorganization and should be retained for future reference. Each of the Funds has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

  The address of the principal executive offices of New York Insured and New York Insured II is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

   The date of this Proxy Statement and Prospectus is November 9, 1999.

  In the Reorganization, New York Insured will acquire substantially all of the assets and assume substantially all of the liabilities of New York Insured II solely in exchange for shares of its common stock, par value $.10 per share ("New York Insured Common Stock"), and shares of three newly-created series of its Auction Market Preferred Stock ("AMPS"), with a par value of $.10 per share and a liquidation preference of $25,000 per share to be designated Series C ("New York Insured Series C"), Series D ("New York Insured Series D") and Series E ("New York Insured Series E") sometimes referred to herein collectively as the "New York Insured AMPS." New York Insured II will distribute New York Insured Common Stock and New York Insured AMPS received in the Reorganization to its stockholders and will then liquidate and dissolve and terminate its registration under the Investment Company Act. New York Insured will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement and Prospectus.

  In the Reorganization, New York Insured will issue shares of its common stock and AMPS to New York Insured II based on the value of the assets transferred to New York Insured by New York Insured II. These shares will then be distributed by New York Insured II to its stockholders based on the value of the shares held by each stockholder just prior to the Reorganization. A holder of Common Stock of New York Insured II will receive New York Insured Common Stock and a holder of AMPS of New York Insured II will receive shares of one of the newly-created series of AMPS of New York Insured. Approval of the Reorganization by stockholders will also constitute approval of the issuance by New York Insured of the New York Insured Series C, Series D and Series E AMPS.

  The common stock of each of the Funds ("Common Stock") is listed on the New York Stock Exchange (the "NYSE") under the symbols "MYT" (New York Insured) and "MYY" (New York Insured II). Subsequent to the Reorganization, shares of New York Insured Common Stock will continue to be listed on the NYSE under the symbol "MYT." Reports, proxy materials and other information concerning any of the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
INTRODUCTION..............................................................   5
ITEM 1: THE REORGANIZATION................................................   5
  SUMMARY.................................................................   5
  RISK FACTORS AND SPECIAL CONSIDERATIONS.................................  14
    New York Municipal Bonds..............................................  14
    Interest Rate and Credit Risk.........................................  14
    Non-diversification...................................................  14
    Rating Categories.....................................................  14
    Private Activity Bonds................................................  14
    Portfolio Insurance...................................................  14
    Leverage..............................................................  14
    Portfolio Management..................................................  15
    Inverse Floating Obligations..........................................  16
    Options and Futures Transactions......................................  16
    Antitakeover Provisions...............................................  16
    Ratings Considerations................................................  16
  COMPARISON OF THE FUNDS.................................................  17
    Financial Highlights..................................................  17
    Investment Objective and Policies.....................................  21
    Portfolio Insurance...................................................  24
    Description of New York Municipal Bonds and Municipal Bonds...........  25
    Special Considerations Relating to New York Municipal Bonds...........  26
    Other Investment Policies.............................................  26
    Information Regarding Options and Futures Transactions................  28
    Investment Restrictions...............................................  31
    AMPS Rating Agency Guidelines.........................................  32
    Portfolio Composition.................................................  33
    Portfolio Transactions................................................  34
    Portfolio Turnover....................................................  35
    Net Asset Value.......................................................  35
    Capital Stock.........................................................  36
    Management of the Funds...............................................  38
    Code of Ethics........................................................  39
    Voting Rights.........................................................  40
    Stockholder Inquiries.................................................  41
    Dividends and Distributions...........................................  41
    Automatic Dividend Reinvestment Plan..................................  42
    Mutual Fund Investment Option.........................................  44
    Liquidation Rights of Holders of AMPS.................................  44
    Tax Rules Applicable to the Funds and their Stockholders..............  44
  AGREEMENT AND PLAN OF REORGANIZATION....................................  49
    General...............................................................  49
    Procedure.............................................................  50
    Terms of the Agreement and Plan of Reorganization.....................  51
    Potential Benefits to Common Stockholders of the Funds as a Result of
     the Reorganization...................................................  53
    Surrender and Exchange of Stock Certificates..........................  54
    Tax Consequences of the Reorganization................................  55
    Capitalization........................................................  57

                                                                           Page
                                                                           -----
INFORMATION CONCERNING THE SPECIAL MEETINGS...............................    58
    Date, Time and Place of Meetings......................................    58
    Solicitation, Revocation and Use of Proxies...........................    58
    Record Date and Outstanding Shares....................................    58
    Security Ownership of Certain Beneficial Owners and Management........    58
    Voting Rights and Required Vote.......................................    58
    Appraisal Rights......................................................    59
ADDITIONAL INFORMATION....................................................    60
    Year 2000 Issues......................................................    61
CUSTODIAN.................................................................    61
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR...................    61
LEGAL PROCEEDINGS.........................................................    61
LEGAL OPINIONS............................................................    61
EXPERTS...................................................................    62
INDEX TO FINANCIAL STATEMENTS.............................................   F-1
EXHIBIT I--INFORMATION PERTAINING TO EACH FUND............................   I-1
EXHIBIT II--AGREEMENT AND PLAN OF REORGANIZATION..........................  II-1
EXHIBIT III--ECONOMIC AND OTHER CONDITIONS IN NEW YORK.................... III-1
EXHIBIT IV--RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER...............  IV-1
EXHIBIT V--PORTFOLIO INSURANCE............................................   V-1

                                 INTRODUCTION

  This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of New York Insured and New York Insured II for use at the Meetings to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on December 15, 1999, at the time specified for each Fund in Exhibit I to this Proxy Statement and Prospectus. The mailing address for each of the Funds is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is November 12, 1999.

  Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of New York Insured or New York Insured II, as applicable, at the address indicated above or by voting in person at the appropriate Meeting. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization between New York Insured and New York Insured II (the "Agreement and Plan of Reorganization").

  With respect to Item 1, assuming a quorum is present at the Meetings, approval of the Agreement and Plan of Reorganization will require the affirmative vote of stockholders representing (i) a majority of the outstanding shares of New York Insured Common Stock and New York Insured AMPS, voting together as a single class, and a majority of the outstanding shares of New York Insured AMPS, Series A and B, voting together as a single class, (ii) a majority of the outstanding shares of New York Insured II Common Stock and New York Insured II AMPS, voting together as a single class, and a majority of the outstanding shares of New York Insured II AMPS, Series A, B, C and D, voting together as a single class. Because of the requirement that the Agreement and Plan of Reorganization be approved by stockholders of both Funds, the Reorganization will not take place if stockholders of either Fund do not approve the Agreement and Plan of Reorganization.

  The Board of Directors of each of the Funds has fixed the close of business on October 20, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, each Fund had outstanding the number of shares of Common Stock and AMPS indicated in Exhibit I. To the knowledge of the management of each of the Funds, no person owned beneficially more than 5% of the respective outstanding shares of either class of capital stock of any Fund at the Record Date.

  The Boards of Directors of the Funds know of no business other than that discussed in Item 1 above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1: THE REORGANIZATION

SUMMARY

  The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization attached hereto as Exhibit II.

  In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of New York Insured II by New York Insured and the subsequent distribution of New York Insured Common Stock to the holders of New York Insured II Common Stock, of New York Insured Series C AMPS to the holders of New York Insured II AMPS, Series A, of New York Insured Series D AMPS to the holders of New York Insured II AMPS, Series B and of New York Insured Series E AMPS to the holders of New York Insured II AMPS, Series C and D, respectively; (ii) the issuance by New York Insured of three new series of AMPS to be designated Series C,Series D and Series E; and
(iii) the subsequent deregistration and dissolution of New York Insured II.

  At meetings of the Boards of Directors of each of the Funds, the Board of Directors of each of the Funds unanimously approved the Reorganization. Subject to obtaining the necessary approvals from the stockholders of both Funds, the Board of Directors of New York Insured II also deemed advisable the deregistration of the New York Insured II under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its dissolution under the laws of the State of Maryland. The Reorganization requires approval of the stockholders of both Funds. The Reorganization will not take place if the stockholders of either Fund do not approve the Agreement and the Plan of Reorganization.

  Each of the Funds seeks to provide stockholders with current income exempt from Federal income tax and New York State and New York City personal income taxes. Each of the Funds seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes. Under normal circumstances, at least 80% of each Fund's total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest.

  Each of the Funds is a non-diversified, leveraged, closed-end management investment company registered under the Investment Company Act. If the stockholders of the Funds approve the Reorganization, (i) New York Insured Common Stock and New York Insured Series C, D and E AMPS will be issued to New York Insured II in exchange for the assets of New York Insured II; and (ii) New York Insured II will distribute these shares to its stockholders as provided in the Agreement and Plan of Reorganization. After the Reorganization, New York Insured II will terminate its registration under the Investment Company Act and its incorporation under Maryland law.

  Based upon their evaluation of all relevant information, the Directors of each Fund have determined that the Reorganization will potentially benefit the holders of Common Stock of that Fund. Specifically, after the Reorganization, stockholders of the New York Insured II will remain invested in a closed-end fund that has an investment objective and policies substantially similar to New York Insured II's investment objective and policies and that uses substantially the same management personnel. In addition, it is anticipated that common stockholders of each of the Funds will be subject to a reduced overall operating expense ratio based on the anticipated pro forma combined total operating expenses and the combined assets of the surviving fund after the Reorganization. The Boards also considered the relative tax positions of the Funds' portfolios. It is not anticipated that the Reorganization will directly benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of any series of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

  If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization or an opinion of counsel to the same effect. Under the Agreement and Plan of Reorganization, however, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned should such Board determine that it is in the best interests of the stockholders of that Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Directors of both Funds or (ii) by the Board of Directors of either Fund if any condition to that Fund's obligations has not been fulfilled or waived by such Fund's Board of Directors.

       Pro Forma Fee Table for Common Stockholders of New York Insured,

            New York Insured II and Pro Forma New York Insured
                      as of June 30, 1999 (Unaudited)(a)

                                                       Actual
                                                 -------------------- Pro Forma
                                                 New York   New York  New York
                                                 Insured   Insured II  Insured
                                                 --------  ---------- ---------
Common Stockholder Transaction Expenses
Maximum Sales Load (as a percentage of offering
 price).........................................   None(b)    None(b)   None(c)
Dividend Reinvestment Plan Fees.................   None       None      None
Annual Expenses (as a percentage of net assets
 attributable to Common Stock at June 30,
 1999)(d).......................................
Investment Advisory Fees(e).....................   0.73%      0.72%     0.73%
Interest Payments on Borrowed Funds.............   None       None      None
Other Expenses..................................   0.29%      0.23%     0.20%
                                                   ----       ----      ----
Total Annual Expenses...........................   1.02%      0.95%     0.93%
                                                   ====       ====      ====

--------
(a) No information is presented with respect to AMPS because no Fund's operating expenses or expenses of the Reorganization will be borne by the holders of AMPS of any of the Funds. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.
(b) Shares of Common Stock purchased in the secondary market may be subject to brokerage commissions or other charges.
(c) No sales load will be charged on the issuance of shares in the Reorganization. Shares of Common Stock are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(d) The annual operating expenses for pro forma New York Insured are projections for a 12-month period.

(e) Based on the net assets of each Fund and pro forma New York Insured, excluding assets attributable to AMPS. If assets attributable to AMPS are included, the Investment Advisory Fees for each Fund and pro forma New York Insured would be 0.50% and the Total Annual Expenses would be 0.70%, 0.66% and 0.64%.

Example:

              Cumulative Expenses Paid on Shares of Common Stock
                          for the Periods Indicated:

                                               1 Year 3 Years 5 Years 10 Years
                                               ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment, assuming (1) the
 operating expense ratio for each Fund (as a
 percentage of net assets attributable to
 Common Stock) set forth in the table above
 and (2) a 5% annual return throughout the
 period:
New York Insured..............................  $10     $32     $56     $125
New York Insured II...........................  $10     $30     $53     $117
Pro Forma New York Insured*...................  $ 9     $30     $51     $114

--------
* Assumes that the Reorganization had taken place on June 30, 1999.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a common stockholder of each of the Funds will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Example set forth above assumes that shares of Common Stock were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by Securities and Exchange Commission (the "SEC") regulations. The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. See "Comparison of the Funds" and "The Reorganization--Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization."

Business of New York Insured...
                                 New York Insured was incorporated under the laws of the State of Maryland on December 17, 1991 and commenced operations on February 21, 1992. New York Insured is a non-diversified, leveraged, closed-end management investment company whose investment objective is to provide stockholders with current income exempt from Federal income tax and New York State and New York City personal income taxes. New York Insured seeks to achieve its investment objective by investing primarily in a portfolio of long-term investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and New York State and New York City personal income taxes ("New York Municipal Bonds"). Under normal circumstances, at least 80% of New York Insured's total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The Fund intends to invest primarily in long-term New York Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes but not from New York State or New York City personal income taxes ("Municipal Bonds") with a maturity of more than ten years. The weighted average maturity of the Fund's portfolio was 22.68 years as of September 30, 1999. The average maturity of the Fund's portfolio securities, and therefore the Fund's portfolio as a whole, will vary based upon the assessment of Fund Asset Management, L.P. ("FAM"), the Fund's investment adviser, of economic and market conditions. See "Comparison of the Funds--Investment Objectives and Policies."

                                 New York Insured has outstanding Common Stock and two series of AMPS, designated Series A and Series B, which shall be referred to herein collectively as "New York Insured AMPS." As of September 30, 1999, New York Insured had net assets of $255,860,778.

Business of New York Insured     New York Insured II was incorporated under
II.............................  the laws of the State of Maryland on May 5,
                                 1992 and commenced operations on June 19, 1992. New York Insured II is a non-diversified, leveraged, closed-end management investment company whose investment objective is to provide stockholders with current income exempt from Federal income taxes and New York State and New York City personal income taxes. New York Insured II seeks to achieve its investment objective by investing primarily in a portfolio of New York
                                 Municipal Bonds. Under normal circumstances, at least 80% of New York Insured II's total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The Fund intends to invest primarily in long-term New York
                                 Municipal Bonds and Municipal Bonds with a maturity of more than ten years. The weighted average maturity of the Fund's portfolio was
                                 22.47 years as of September 30, 1999. The average maturity of the Fund's portfolio securities, and therefore the Fund's portfolio as a whole, will vary based upon FAM's assessment of economic and market conditions. See "Comparison of the Funds--
                                 Investment Objectives and Policies."

                                 New York Insured II has outstanding Common
                                 Stock and four series of AMPS, designated
                                 Series A, Series B, Series C and Series D, which shall be referred to herein collectively as "New York Insured II AMPS." As of September 30, 1999, New York Insured II had net assets of $540,196,446.

Comparison of the Funds........
                                 Investment Objectives and Policies. The Funds have substantially similar investment objectives and policies. Both Funds seek to provide stockholders (including holders of
                                 AMPS) with current income exempt from Federal income tax and New York State and New York City personal income taxes and seek to maintain as much of their respective portfolios invested in New York Municipal Bonds as possible. Each Fund at all times will invest at least 65% of its total assets in New York Municipal Bonds and at least 80% of its total assets in New York Municipal Bonds and Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of such Fund's securities and during temporary defensive periods. Each Fund is subject to the requirement that at least 80% of its assets be invested in New York Municipal Bonds with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. See "Comparison of the Funds-- Investment Objectives and Policies."

                                 Capital Stock. Each Fund has outstanding both Common Stock and AMPS. The Common Stock of each of the Funds is traded on the NYSE. As of September 30, 1999 (i) the net asset value per share of New York Insured Common Stock was $13.58 and the market price per share was $13.4375; and (ii) the net asset value per share of New York Insured II Common Stock was $13.73 and the market price per share was $13.00. The AMPS of each Fund have a liquidation preference of $25,000 per share and are sold principally at auction. See "Comparison of the Funds--Capital Stock."

                                 Auctions generally have been held and will be held every seven days in the case of the New York Insured AMPS, Series B and the New York Insured II AMPS, Series A and B and every 28 days in the case of the New York Insured AMPS, Series A and the New York Insured II AMPS, Series C and D, unless the applicable Fund elects, subject to certain limitations to have a special dividend period. In connection with the Reorganization, it is anticipated that a holder of AMPS of New York Insured II may receive New York Insured AMPS with a dividend payment date and an auction date that fall on a day of the week that is different from the schedule of the AMPS of New York Insured II that he or she holds. See "Comparison of the Funds--Capital Stock." The following table provides information about the dividend rates for each series of AMPS of each of the Funds as of a recent auction.

                                                                        Dividend
                    Auction Date                    Fund         Series   Rate
                    ------------                    ----         ------ --------
                    October 25, 1999........ New York Insured       A    3.01%
                    October 25, 1999........ New York Insured       B    3.50%
                    October 22, 1999........ New York Insured II    A    3.40%
                    October 26, 1999........ New York Insured II    B    3.45%
                    November 3, 1999........ New York Insured II    C    3.70%
                    October 26, 1999........ New York Insured II    D    2.99%

                                 Advisory Fees. The investment adviser for each of the Funds is Fund Asset Management, L.P. ("FAM"). The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Companies in the Asset Management Group of Merrill Lynch & Co., Inc. ("ML & Co.") (which includes FAM) act as investment advisers for over 100 registered investment companies and also offer portfolio management and portfolio analysis services to individuals and institutional accounts.

                                 FAM is responsible for the management of each Fund's investment portfolio and for providing administrative services to each Fund. Walter
                                 C. O'Connor serves as the portfolio manager for New York Insured; Roberto W. Roffo serves as the portfolio manager for New York Insured
                                 II. After the Reorganization, Mr. O'Connor will serve as portfolio manager of the combined fund.

                                 Pursuant to separate investment advisory agreements between each Fund and FAM, each Fund pays FAM a monthly fee at the annual rate of 0.50% of such Fund's average weekly net assets, including assets acquired from the sale of AMPS. Subsequent to the Reorganization, FAM will continue to receive compensation at the rate of 0.50% of the average weekly net assets, including assets acquired from the sale of AMPS, of the combined fund. See "Comparison of the Funds-- Management of the Funds."

                                 Other Significant Fees. The Bank of New York is the custodian, transfer agent, dividend disbursing agent and registrar for the Common Stock of New York Insured, and receives a fee for such service. State Street Bank and Trust Company is the custodian, transfer agent, dividend disbursing agent and registrar for the Common Stock of New York Insured II. The Bank of New York is the transfer agent, dividend disbursing agent, registrar and auction agent for each Fund's AMPS. The principal business addresses are as follows: The Bank of New York, 90 Washington Street, New York, New York 10286 (for its custodial services) and 101 Barclay Street, New York, New York 10286 (for its transfer agency and auction agency services); State Street Bank and Trust Company, One Heritage Drive, P2N North Quincy Massachusetts 02171 (for its custodial services), 225 Franklin Street, Boston, Massachusetts 02110 for its (transfer agency services). See "Comparison of the Funds-- Management of the Funds."

                                 Overall Expense Ratio. As of June 30, 1999, the overall annualized operating expense ratio for New York Insured was 1.02%, based on net assets of approximately $182.2 million excluding AMPS, and 0.70%, based on net assets of approximately $267.2 million including AMPS; and the overall annualized operating expense ratio for New York Insured II was 0.95%, based on net assets of approximately $387.9 million excluding AMPS, and 0.66%, based on net assets of approximately $561.9 million including AMPS. If the Reorganization had taken place on June 30, 1999, the overall operating expense ratio for pro forma New York Insured would have been 0.93%, based on net assets of approximately $570.1 million excluding AMPS, and 0.64%, based on net assets of approximately $829.1million including AMPS.

                                 Purchases and Sales of Common Stock and
                                 AMPS. Purchase and sale procedures for the Common Stock of both New York Insured and New York Insured II are identical, and investors typically purchase and sell shares of Common Stock of such Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell shares of Common Stock of such Funds through privately negotiated transactions with existing stockholders.

                                 Purchase and sale procedures for the New York Insured AMPS and the New York Insured II AMPS also are identical. Such AMPS generally are purchased and sold at separate auctions conducted on a regular basis by The Bank of New York, as the auction agent for each Fund's AMPS (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of AMPS may only participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold AMPS to its broker-dealer. Outside of these auctions, shares of AMPS may be purchased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the AMPS of either of the Funds.

                                 Ratings of AMPS. The New York Insured AMPS and the New York Insured II AMPS have each been assigned a rating of AAA from Standard & Poor's ("S&P") and "aaa" from Moody's Investors Service, Inc. ("Moody's"). See "Comparison of the Funds--Rating Agency Guidelines."

                                 Portfolio Insurance. Each of the Funds has a similar policy with respect to obtaining insurance for portfolio securities. Under normal circumstances, at least 80% of each Fund's assets will be invested in municipal obligations either (i) insured under an insurance policy purchased by the Fund or
                                 (ii) insured under an insurance policy
                                 obtained by the issuer thereof or any other party. See "Comparison of the Funds-- Investment Objectives and Policies--Portfolio Insurance."

                                 Ratings of Municipal Obligations. New York
                                 Insured and New York Insured II will invest only in municipal obligations that at the time of purchase are considered investment grade.

                                 Portfolio Transactions. The portfolio
                                 transactions in which New York Insured and New York Insured II may engage are similar, as are the procedures for such transactions. See "Comparison of the Funds--Portfolio Transactions."

                                 Dividends and Distributions. The methods of dividend payment and distributions are similar for New York Insured and New York Insured II, both with respect to the Common Stock and the AMPS of each Fund. See "Comparison of the Funds-- Dividends and Distributions."

                                 Net Asset Value. The net asset value per share of Common Stock of each Fund is determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of Common Stock of the Fund outstanding at such time. Expenses, including fees payable to FAM, are accrued daily. See "Comparison of the Funds--Net Asset Value."

                                 Voting Rights. The corresponding voting
                                 rights of the holders of shares of New York
                                 Insured and New York Insured II Common Stock are virtually identical. Similarly, the corresponding voting rights of the holders of shares of New York Insured AMPS and New York Insured II AMPS are virtually identical. See "Comparison of the Funds--Capital Stock."

                                 Stockholder Services. An automatic dividend reinvestment plan is available to holders of shares of each Fund's Common Stock. The plans are identical for the two Funds. See "Comparison of the Funds--Automatic Dividend Reinvestment Plan." Other stockholder services, including the provision of annual and semi-annual reports, are the same for the two Funds.

            Outstanding Securities of New York Insured and New York

                   Insured II as of September 30, 1999

                                                             Amount Outstanding
                                              Amount Held By Exclusive of Amount
                                    Amount     Fund for its       Shown in
         Title of Class           Authorized   Own Account     Previous Column
         --------------           ----------- -------------- -------------------
New York Insured
  Common Stock................... 199,996,000        0           12,585,427
  AMPS
    Series A.....................       1,700        0                1,700
    Series B.....................       1,700        0                1,700
New York Insured II
  Common Stock................... 199,993,040        0           26,668,886
  AMPS
    Series A.....................       2,800        0                2,800
    Series B.....................       1,960        0                1,960
    Series C.....................       1,000        0                1,000
    Series D.....................       1,200        0                1,200

Tax Considerations.............  The Funds have jointly requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Fund will recognize gain or loss on the transaction and the stockholders of New York Insured II will not recognize gain or loss on the exchange of their shares for New York Insured Common Stock (except to the extent that a common stockholder of New York Insured II receives cash representing an interest in less than a full share of New York Insured Common Stock in the Reorganization) or New York Insured AMPS. The consummation of the Reorganization is subject to the receipt of such ruling or of an opinion of counsel to the same effect. The Reorganization will not affect the status of New York Insured as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). New York Insured II will liquidate pursuant to the Reorganization. See "Agreement and Plan of Reorganization--Tax Consequences of the Reorganization."

RISK FACTORS AND SPECIAL CONSIDERATIONS

  Since both Funds invest primarily in a portfolio of New York Municipal Bonds, any risks inherent in such investments apply equally to both Funds and will also be similarly pertinent to the combined fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of Common Stock or of any series of AMPS of either Fund or create additional risks.

New York Municipal Bonds

  New York Insured and New York Insured II invest a substantial portion of their assets in New York Municipal Bonds. As a result, each Fund is more exposed to risks affecting issuers of New York Municipal Bonds than is a municipal bond fund that invests more widely. See "Comparison of the Funds-- Special Considerations Relating to New York Municipal Bonds" and Exhibit III-- "Economic and Other Conditions in New York."

Interest Rate and Credit Risk

  Each Fund invests in municipal bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Non-diversification

  Each Fund is registered as a "non-diversified" investment company. This means that each Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since a Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to the effects of any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as non-diversified funds, each Fund must still meet the diversification requirements of applicable Federal income tax laws.

Rating Categories

  The Funds invest primarily in municipal bonds that are rated investment grade by S&P, Moody's or Fitch IBCA, Inc. ("Fitch") or are considered by FAM to be of comparable quality. Each Fund may also invest in unrated municipal bonds that FAM believes are of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics.

Private Activity Bonds

  Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds." These bonds may subject certain investors in a Fund to a Federal alternative minimum tax.

Portfolio Insurance

  Each of the Funds is subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance. The Funds do not believe these guidelines prevent FAM from managing the Funds' portfolios in accordance with the Funds' investment objective and policies.

Leverage

  Use of leverage, through the issuance of AMPS, involves certain risks to holders of Common Stock of each of the Funds. For example, each Fund's issuance of AMPS may result in higher volatility of the net asset value of its Common Stock and potentially more volatility in the market value of its Common Stock. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of Common Stock. Under certain circumstances, when a Fund is required to allocate taxable income to holders of AMPS, the Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Distribution"). Leverage will allow holders of the Fund's Common Stock to realize a higher current rate of return than if the Fund were not leveraged as long as each Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of the Fund's Common Stock, the use of leverage will increase the amount of such gains distributed to holders of the Fund's Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on a Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on a Fund's portfolio, holders of Common Stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of the Fund's Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. If a Fund is liquidated, holders of that Fund's AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock of that Fund.

  In an extreme case, a decline in net asset value could affect each Fund's ability to pay dividends on its Common Stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a RIC under the Federal tax laws. See "Comparison of the Funds--Tax Rules Applicable to the Funds and their Stockholders." However, each Fund intends to take all measures necessary to make Common Stock dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either the Common Stock or the AMPS, the Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:

  . if the Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than the Fund can obtain if the Common Stock were not leveraged,

  . if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of Common Stock in tender offers, or

  . in order to maintain the asset coverage established by the guidelines of the nationally recognized statistical rating organizations ("NRSROs") that have rated the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

Portfolio Management

  The portfolio management strategies of both Funds are the same. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund's leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund's Articles Supplementary establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

Inverse Floating Obligations

  A Fund's investments in "inverse floating obligations" or "residual interest bonds" provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long term tax exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.

Options and Futures Transactions

  Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so.

Antitakeover Provisions

  The Articles of Incorporation of each of the Funds (in each case the "Charter") include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Ratings Considerations

  The Funds have received ratings of their AMPS of AAA from S&P and "aaa" from Moody's. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

  As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody's and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock of the Funds has not been rated by a nationally recognized statistical rating organization.

  The Board of Directors of each of the Funds, without stockholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

COMPARISON OF THE FUNDS
Financial Highlights
 New York Insured
  The financial information in the table below, except for the six month period ended April 30, 1999, which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP ("D&T"), independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.

                                                                                                   For the
                           For the                                                                  Period
                          Six Months                                                               Feb. 28,
                            Ended                For the Year Ended October 31,                    1992+ to
                          April 30,   -----------------------------------------------------------  Oct. 31,
                             1999       1998      1997      1996      1995      1994       1993      1992
                          ----------  --------  --------  --------  --------  --------   --------  --------
Increase (Decrease) in
 Net Asset Value:
Per Share Operating
 Performance:
Net asset value,
 beginning of period....   $  16.26   $  15.89  $  15.49  $  15.64  $  14.17  $  16.85   $  14.45  $  14.18
                           --------   --------  --------  --------  --------  --------   --------  --------
Investment income--net..        .51       1.12      1.15      1.15      1.19      1.20       1.23       .75
Realized and unrealized
 gain (loss) on
 investments--net.......       (.15)       .61       .48      (.03)     1.58     (2.67)      2.34       .36
                           --------   --------  --------  --------  --------  --------   --------  --------
Total from investment
 operations.............        .36       1.73      1.63      1.12      2.77     (1.47)      3.57      1.11
                           --------   --------  --------  --------  --------  --------   --------  --------
Less dividends and
 distributions to Common
 Stock shareholders:
Investment income--net..       (.46)      (.90)     (.91)     (.91)     (.92)     (.97)      (.99)     (.55)
Realized gain on
 investments--net.......       (.65)      (.19)     (.07)      --       (.10)     (.05)       --        --
In excess of realized
 gain of investments--
 net....................        --         --        --       (.10)      --        --         --        --
                           --------   --------  --------  --------  --------  --------   --------  --------
Total dividends and
 distributions to Common
 Stock shareholders.....      (1.11)     (1.09)     (.98)    (1.01)    (1.02)    (1.02)      (.99)     (.55)
                           --------   --------  --------  --------  --------  --------   --------  --------
Capital charge resulting
 from the issuance of
 Common Stock...........        --         --        --        --        --        --         --       (.02)
                           --------   --------  --------  --------  --------  --------   --------  --------
Effect of Preferred
 Stock activity++:
 Dividends and
  distributions to
  Preferred Stock
  shareholders:
 Investment income--net.       (.04)      (.19)     (.23)     (.23)     (.26)     (.18)      (.18)     (.12)
 Realized gain on
  investments--net......       (.10)      (.08)     (.02)      --       (.02)     (.01)       --        --
 In excess of realized
  gain on investments--
  net...................        --         --        --       (.03)      --        --         --        --
Capital charge resulting
 from the issuance of
 Preferred Stock........        --         --        --        --        --        --         --       (.15)
                           --------   --------  --------  --------  --------  --------   --------  --------
Total effect of
 Preferred Stock
 activity...............       (.14)      (.27)     (.25)     (.26)     (.28)     (.19)      (.18)     (.27)
                           --------   --------  --------  --------  --------  --------   --------  --------
Net asset value, end of
 period.................   $  15.37   $  16.26  $  15.89  $  15.49  $  15.64  $  14.17   $  16.85  $  14.45
                           ========   ========  ========  ========  ========  ========   ========  ========
Market price per share,
 end of period..........   $15.9375   $16.3125  $ 15.875  $ 14.875  $ 14.375  $  12.25   $  16.50  $  14.75
                           ========   ========  ========  ========  ========  ========   ========  ========
Total Investment
 Return:**
Based on market price
 per share..............       4.77%#     9.99%    13.79%    10.79%    26.40%   (20.49%)    19.04%     2.05%#
                           ========   ========  ========  ========  ========  ========   ========  ========
Based on net asset value
 per share..............       1.36%#     9.53%     9.37%     6.04%    18.89%    (9.94%)    24.09%     5.76%#
                           ========   ========  ========  ========  ========  ========   ========  ========
Ratios to Average Net
 Assets:***
Expenses, net of
 reimbursement..........        .69%*      .68%      .70%      .70%      .71%      .70%       .69%      .54%*
                           ========   ========  ========  ========  ========  ========   ========  ========
Expenses................        .69%*      .68%      .70%      .70%      .71%      .70%       .69%      .71%*
                           ========   ========  ========  ========  ========  ========   ========  ========
Investment income--net..       4.65%*     4.91%     5.09%     5.11%     5.42%     5.28%      5.36%     5.56%*
                           ========   ========  ========  ========  ========  ========   ========  ========
Supplemental Data:
Net assets, net of
 Preferred Stock, end of
 period (in thousands)..   $193,011   $199,582  $192,107  $186,611  $188,354  $170,670   $202,998  $171,587
                           ========   ========  ========  ========  ========  ========   ========  ========
Preferred Stock
 outstanding, end of
 period (in thousands)..   $ 85,000   $ 85,000  $ 85,000  $ 85,000  $ 85,000  $ 85,000   $ 85,000  $ 85,000
                           ========   ========  ========  ========  ========  ========   ========  ========
Portfolio turnover......      43.75%     89.76%    81.73%    80.59%    88.17%    41.26%      1.63%    18.10%
                           ========   ========  ========  ========  ========  ========   ========  ========
Leverage:
Asset coverage per
 $1,000.................   $  3,271   $  3,348  $  3,260  $  3,195  $  3,216  $  3,008   $  3,388  $  3,019
                           ========   ========  ========  ========  ========  ========   ========  ========
Dividends Per Share on
 Preferred Stock
 Outstanding+++:........
Series A--Investment
 income--net............   $    160   $    695  $    826  $    819  $    935  $    673   $    638       442
                           ========   ========  ========  ========  ========  ========   ========  ========
Series B--Investment
 income--net............   $    171   $    689  $    837  $    807  $    904  $    593   $    651       426
                           ========   ========  ========  ========  ========  ========   ========  ========

                                                  (footnotes on following page)

--------
  * Annualized.

 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
*** Do not reflect the effect of dividends to Preferred Stock shareholders.

  # Aggregate total investment return.

  + Commencement of Operations.

 ++ The Fund's Preferred Stock was issued on September 16, 1992.

+++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

 New York Insured II

  The financial information in the table below, except for the six month period ended April 30, 1999, which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audits of the financial statements of the Fund by Ernst & Young LLP ("E&Y"), independent auditors for each of the two years in the period ended October 31, 1998 and by Deloitte & Touche LLP, independent auditors, for each of the years in the four year period ended October 31, 1996 and for the period June 26, 1992 (commencement of operations) to October 31, 1992. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.

                                                                                                      For the
                           For the                                                                    Period
                          Six Months                                                                 June 26,
                            Ended                For the Year Ended October 31,                      1992+ to
                          April 30,   ------------------------------------------------------------  October 31,
                             1999       1998      1997      1996      1995      1994        1993       1992
                          ----------  --------  --------  --------  --------  --------    --------  -----------
Increase (Decrease) in
 Net Asset Value:
Per Share Operating
 Performance:
Net asset value,
 beginning of period....   $  15.82   $  15.18  $  14.53  $  14.63  $  13.13  $  15.89    $  13.43   $  14.18
                           --------   --------  --------  --------  --------  --------    --------   --------
Investment income--net..        .51       1.05      1.08      1.04      1.07      1.07        1.11        .27
Realized and unrealized
 gain (loss) on
 investments--net.......       (.25)       .66       .66      (.09)     1.50     (2.76)       2.46       (.66)
                           --------   --------  --------  --------  --------  --------    --------   --------
Total from investment
 operations.............        .26       1.71      1.74       .95      2.57     (1.69)       3.57       (.39)
                           --------   --------  --------  --------  --------  --------    --------   --------
Less dividends and
 distributions to Common
 Stock shareholders:
 Investment income--net.       (.42)      (.84)     (.84)     (.82)     (.84)     (.87)       (.91)      (.18)
 Realized gain on
  investments--net......       (.11)       -- +      --        --        --       (.01)        --         --
                           --------   --------  --------  --------  --------  --------    --------   --------
Total dividends and
 distributions to Common
 Stock shareholders.....       (.53)      (.84)     (.84)     (.82)     (.84)     (.88)       (.91)      (.18)
                           --------   --------  --------  --------  --------  --------    --------   --------
Capital charge resulting
 from issuance of Common
 Stock..................        --        (.01)     (.02)      --        --        --          --        (.03)
                           --------   --------  --------  --------  --------  --------    --------   --------
Effect of Preferred
 Stock activity:++
 Dividends and
  distributions to
  Preferred Stock
  shareholders:
 Investment income--net.       (.08)      (.22)     (.23)     (.23)     (.23)     (.19)       (.20)      (.02)
 Realized gain on
  investments--net......       (.03)       -- +      --        --        --       (.00)##      --         --
Capital charge resulting
 from issuance of
 Preferred Stock........        --         --        --        --        --        --          --        (.13)
                           --------   --------  --------  --------  --------  --------    --------   --------
Total effect of
 Preferred Stock
 activity...............       (.11)      (.22)     (.23)     (.23)     (.23)     (.19)       (.20)      (.15)
                           --------   --------  --------  --------  --------  --------    --------   --------
Net asset value, end of
 period.................   $  15.44   $  15.82  $  15.18  $  14.53  $  14.63  $  13.13    $  15.89   $  13.43
                           ========   ========  ========  ========  ========  ========    ========   ========
Market price per share,
 end of period..........   $15.3125   $15.4375  $  14.25  $ 13.375  $  13.25  $  11.00    $  15.25   $  13.75
                           ========   ========  ========  ========  ========  ========    ========   ========
Total Investment
 Return:**
Based on market price
 per share..............       2.63%#    14.60%    13.15%     7.28%    28.61%   (22.96%)     17.90%     (7.17%)#
                           ========   ========  ========  ========  ========  ========    ========   ========
Based on net asset value
 per share..............        .98%#    10.24%    10.95%     5.55%    18.96%   (11.75%)     25.77%     (4.09%)#
                           ========   ========  ========  ========  ========  ========    ========   ========
Ratios to Average Net
 Assets:***
Expenses, net of
 reimbersement..........        .65%*      .64%      .68%      .71%      .74%      .74%        .62%       .13%*
                           ========   ========  ========  ========  ========  ========    ========   ========
Expenses................        .65%*      .64%      .68%      .71%      .74%      .74%        .70%       .68%*
                           ========   ========  ========  ========  ========  ========    ========   ========
Investment income--net..       4.61%*     4.81%     5.04%     5.00%     5.27%     5.09%       5.25%      5.05%*
                           ========   ========  ========  ========  ========  ========    ========   ========
Supplemental Data:
Net assets, net of
 Preferred Stock, end of
 period (in thousands)..   $411,790   $420,658  $321,752  $161,472  $162,655  $145,977    $176,595   $146,633
                           ========   ========  ========  ========  ========  ========    ========   ========
Preferred Stock
 outstanding, end of
 period (in thousands)..   $174,000   $174,000  $144,000  $ 70,000  $ 70,000  $ 70,000    $ 70,000   $ 70,000
                           ========   ========  ========  ========  ========  ========    ========   ========
Portfolio turnover......      43.55%    136.43%   121.49%   118.28%   110.76%    36.79%       3.33%     19.40%
                           ========   ========  ========  ========  ========  ========    ========   ========
Leverage:
Asset coverage per
 $1,000.................   $  3,367   $  3,418  $  3,234  $  3,307  $  3,324  $  3,085    $  3,523   $  3,095
                           ========   ========  ========  ========  ========  ========    ========   ========
Dividends Per Share on
 Preferred Stock
 Outstanding+++:
Series A--Investment
 income--net............   $    313   $    849  $    865  $    913  $    910  $    759    $    809   $     92
                           ========   ========  ========  ========  ========  ========    ========   ========
Series B--Investment
 income--net............   $    312   $    825  $    643  $    --   $    --   $    --     $    --    $    --
                           ========   ========  ========  ========  ========  ========    ========   ========
Series C--Investment
 income--net............   $    335   $    785  $    667  $    --   $    --   $    --     $    --    $    --
                           ========   ========  ========  ========  ========  ========    ========   ========
Series D--Investment
 income--net............   $    296   $    628  $    --   $    --   $    --   $    --     $    --    $    --
                           ========   ========  ========  ========  ========  ========    ========   ========

                                                  (footnotes on following page)

--------
  *  Annualized.

 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***  Do not reflect the effect of dividends to Preferred Stock shareholders.

  #  Aggregate total investment return.

 ##  Amount is less than $.01 per share.

  +  Commencement of Operations.

 ++ The Fund's Preferred Stock was issued on September 16, 1992 (Series A); January 27, 1997 (Series B and Series C) and February 9, 1998 (Series D).

+++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                       Per Share Data for Common Stock*
               Traded on the New York Stock Exchange (unaudited)

New York Insured

                                                                   Premium
                                                                (Discount) to
                                                                     Net
                                Market Price**  Net Asset Value  Asset Value
                                --------------- --------------- ---------------
        Quarter Ended*           High     Low    High     Low    High     Low
        --------------          ------- ------- --------------- ------- -------
January 31, 1997............... 14.875  14.625    15.45   15.22  (3.16)   (5.39)
April 30, 1997................. 14.875  14.125    15.16   14.93  (1.55)   (5.77)
July 31, 1997.................. 16.0625 15.375    16.07   15.55  (0.19)   (4.85)
October 31, 1997............... 16.625  15.5625   15.97   15.67   4.03    (0.71)
January 31, 1998............... 16.6875 16.125    16.24   15.96   2.54    (3.72)
April 30, 1998................. 16.0625 15.625    16.08   15.49   3.06    (5.53)
July 31, 1998.................. 15.875  15.1875   15.99   15.90   0.18    (3.54)
October 31, 1998............... 16.5625 16.0625   16.69   16.21   0.33    (2.05)
January 31, 1999............... 16.4375 16.00     15.66   15.45   7.32     2.29
April 30, 1999................. 16.125  15.75     15.49   15.37   5.31     2.09
July 31, 1999.................. 14.75   14.375    14.65   14.39   4.37    (0.48)
October 31, 1999............... 14.375  12.3125   14.37   12.73   1.58    (4.47)

New York Insured II

                                                                   Premium
                                                                (Discount) to
                                                                     Net
                                Market Price**  Net Asset Value  Asset Value
                                --------------- --------------- ---------------
        Quarter Ended*           High     Low    High     Low    High     Low
        --------------          ------- ------- --------------- ------- -------
January 31, 1997............... 13.00   12.625    14.60   14.31  (8.87)  (12.97)
April 30, 1997................. 13.625  13.00     14.32   14.07  (3.37)  (12.46)
July 31, 1997.................. 14.75   14.3125   15.28   14.72  (2.42)   (6.12)
October 31, 1997............... 15.25   14.1875   15.22   14.83   0.66    (6.13)
January 31, 1998............... 16.125  15.00     15.84   15.50  (1.62)   (6.11)
April 30, 1998................. 14.9375 14.25     15.61   14.98  (1.08)   (8.17)
July 31, 1998.................. 14.875  14.50     15.54   15.42  (1.47)   (5.91)
October 31, 1998............... 16.00   15.3125   16.27   15.77  (2.12)   (5.24)
January 31, 1999............... 15.75   15.25     15.83   15.52   1.22    (3.45)
April 30, 1999................. 15.4375 14.875    15.59   15.44  (0.83)   (4.22)
July 31, 1999.................. 13.9375 13.25     14.75   14.46  (2.79)   (7.23)
October 31, 1999............... 13.25   12.00     14.43   12.98  (5.15)   (9.63)

--------
 *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
**As reported in the consolidated transaction operating system.

  As indicated in the tables above, for the periods shown the Common Stock of the Funds generally has traded at prices close to net asset value, with small premiums or discounts to net asset value of generally less than 10% being reflected in the market value of the shares from time to time. Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the surviving fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

Investment Objective and Policies

  The structure, organization and investment policies of both Funds are substantially similar, with the differences between the two Funds set forth below. Each Fund seeks as a fundamental investment objective current income exempt from Federal income tax and New York State and New York City personal income taxes. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities.

  Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of New York Municipal Bonds. At all times, at least 65% of each Fund's total assets will be invested in New York Municipal Bonds and at least 80% of each Fund's total assets will be invested in New York Municipal Bonds and in other long-term municipal obligations exempt from Federal income tax but not New York State and New York City personal income taxes ("Municipal Bonds"), except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its shares of Common Stock.

  Ordinarily, neither Fund intends to realize significant investment income subject to Federal income tax and New York State and New York City personal income taxes. To the extent FAM considers that suitable New York Municipal Bonds are not available for investment, the Funds may purchase Municipal Bonds. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

  Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New York Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New York Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of a Fund's investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes and New York State and New York City personal income taxes will be considered "New York Municipal Bonds" and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes will be considered "Municipal Bonds."

  The investment grade New York Municipal Bonds and Municipal Bonds in which each Fund invests are those New York Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, are considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody's. In the case of short-term notes, the investment grade rating categories are SP-1 through SP-2 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-2 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above.

  In assessing the quality of New York Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, FAM takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular New York Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Consequently, if New York Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, FAM may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such New York Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured New York Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance. See Exhibit IV--"Ratings of Municipal Bonds and Commercial Paper" and Exhibit V--"Portfolio Insurance."

  Each of the Funds may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.

  The average maturity of each Fund's portfolio securities varies based upon FAM's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as each Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds. See "Risk Factors and Special Considerations--Leverage."

  Each Fund intends to invest primarily in long-term New York Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, each Fund may also invest in intermediate-term New York Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. Each Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of each Fund's total assets except during interim periods pending investment of the net proceeds from public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant.

  Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund's investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that any Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

Portfolio Insurance

  Under normal circumstances, at least 80% of the assets of New York Insured and New York Insured II will be invested in New York Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund, or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The Funds will seek to limit their investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch, or Aaa from Moody's. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Exhibit V to this Proxy Statement and Prospectus for a brief description of insurance claims-paying ability ratings of S&P, Moody's and Fitch. Currently, it is anticipated that a majority of the insured New York Municipal Bonds and Municipal Bonds in the Fund's portfolio will be insured by the following insurance companies which satisfy the foregoing criteria: AMBAC Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. Each Fund also may purchase New York Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of insured New York Municipal Bonds and Municipal Bonds held by each Fund will be insured under policies obtained by parties other than the Fund.

  Each Fund may purchase, but has no obligation to purchase, separate insurance policies (the "Policies") from insurance companies meeting the criteria set forth above that guarantee payment of principal and interest on specified eligible New York Municipal Bonds and Municipal Bonds purchased by the Funds. A New York Municipal Bond or Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal of an insured New York Municipal Bond or Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

  The Policies will be effective only as to insured New York Municipal Bonds and Municipal Bonds beneficially owned by a Fund. In the event of a sale of any New York Municipal Bonds and Municipal Bonds held by a Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of an insured New York Municipal Bond or Municipal Bond or the value of the shares of a Fund.

  The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by a Fund so long as such securities remain in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of each Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

  The premiums for the Policies are paid by the Fund and the yield on its portfolio is reduced thereby. FAM estimates that the cost of the annual premiums for the Policies of each Fund currently range from approximately .02 of 1% to .15 of 1% of the principal amount of the New York Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of each Fund's portfolio of New York Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in
Exhibit V to this Proxy Statement and Prospectus. In instances in which a Fund purchases New York Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the New York Municipal Bonds and Municipal Bonds.

  It is the intention of FAM to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities which are not in default. In certain circumstances, however, FAM may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAM's ability to manage the portfolio of a Fund may be limited to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other New York Municipal Bonds and Municipal Bonds. See "Net Asset Value" below for a more complete description of each Fund's method of valuing securities for which market quotations are not readily available.

  There can be no assurance that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to each Fund. In the event the Board of Directors of a Fund determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the New York Municipal Bonds and Municipal Bonds held in the Fund's portfolio. Although FAM periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

  The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured New York Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured New York Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

Description of New York Municipal Bonds and Municipal Bonds

  New York Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities, multi-family housing projects as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are New York Municipal Bonds if the interest thereon is exempt from Federal income tax and from New York State and New York City personal income tax, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered New York Municipal Bonds or Municipal Bonds.

  The two principal classifications of New York Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or "IDBs". General obligation bonds are typically secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. New York Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Each Fund may purchase New York Municipal Bonds and Municipal Bonds classified as PABs or IDBs. Interest received on certain PABs is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax and may impact the overall tax liability of certain investors in the Fund. There is no limitation on the percentage of a Fund's assets that may be invested in New York Municipal Bonds and Municipal Bonds the interest on which is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax. See "Comparison of Funds--Tax Rules Applicable to the Funds and their Stockholders."

  Also included within the general category of New York Municipal Bonds and/or Municipal Bonds are certificates of participation ("COPs") executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations typically do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.

  Federal tax legislation has limited and may continue to limit the types and volume of such bonds the interest on which is excludable from income for Federal income tax purposes. Such legislation may affect the availability of New York Municipal Bonds and Municipal Bonds for investment by the Fund.

Special Considerations Relating to New York Municipal Bonds

  Each Fund ordinarily will invest at least 65% of its total assets in New York Municipal Bonds and, therefore, it is more susceptible to factors adversely affecting issuers of New York Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of New York Municipal Bonds to this degree. Because each Fund's portfolio will comprise investment grade securities, each Fund is expected to be insulated from the market and credit risks that may exist in connection with investments in non-investment grade New York Municipal Bonds. There is no assurance that a particular rating will continue for any given period of time or that such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. The value of New York Municipal Bonds and Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of New York Municipal Bonds and Municipal Bonds or the rights of New York Municipal Bond and Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the New York Municipal Bonds and Municipal Bonds in which the Funds invest. FAM does not believe that current economic conditions in New York or other factors described above will have a significant adverse effect on the Fund's ability to invest in high quality New York Municipal Bonds. As of October 26, 1999, Moody's, S&P and Fitch rated New York City's general obligation bonds A3, A-, and A, respectively. As of June 15, 1999, Moody's and S&P rated New York State's outstanding general obligation bonds A2 and A, respectively. See Exhibit III-- "Economic and Other Conditions in New York," and Exhibit IV--"Ratings of Municipal Bonds."

Other Investment Policies

  The Funds have adopted certain other policies as set forth below:

    Borrowings. Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by each Fund

  (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

    When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell New York Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

    Indexed and Inverse Floating Obligations. Each Fund may invest in New York Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in New York Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain New York Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund's return on such New York Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, a Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts. Generally, income on inverse floating bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

    Call Rights. Each of the Funds may purchase a New York Municipal Bond or Municipal Bond issuer's rights to call all or a portion of such New York Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related New York Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related New York Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related New York Municipal Bond or Municipal Bond is identical to holding a New York Municipal Bond or Municipal Bond as a non-callable security.

    Repurchase Agreements. The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Funds may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

  In general, for Federal income tax and New York State and New York City personal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Information Regarding Options and Futures Transactions

  Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the common stock, the net asset value of the common stock will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. In addition, because of the leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Neither Fund has an obligation to enter into hedging transactions and each may choose not to do so.

  Certain Federal income tax requirements may limit a Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to stockholders. See "Comparison of the Funds--Tax Rules Applicable to the Funds and their Stockholders--Tax Treatment of Options and Futures Transactions." In addition, in order to obtain ratings of the AMPS from one or more NRSROs, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations. See "Rating Agency Guidelines" below.

  The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund's use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders.

  Writing Covered Call Options. Each Fund is authorized to write (i.e., sell) covered call options with respect to New York Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

  Each Fund receives a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

  Purchase of Options. Each Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Financial Futures Contracts and Options. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in New York Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

  The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

  Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging New York Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

  Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the New York Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Over-The-Counter Options. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

  Restrictions on OTC Options. Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

  Risk Factors in Financial Futures Contracts and Options Thereon. Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and New York Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

  Although certain risks are involved in options and futures transactions, FAM believes that, because each Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to the risks associated with speculation in options and futures transactions.

  The volume of trading in the exchange markets with respect to New York Municipal Bonds or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

  Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

  The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

  If it is not possible to close a financial futures position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

  The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, each Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

Investment Restrictions

  The Funds have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. (For this purpose and under the Investment Company Act, for the Common Stock and AMPS voting together, as a single class "majority" means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock, but for the AMPS voting separately as a class "majority" means more than 50% of the outstanding AMPS.) Neither Fund may:

    1. Make investments for the purpose of exercising control or management.

    2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

    3. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

    4. Issue senior securities other than preferred stock or borrow amounts in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of Common Stock or redeeming shares of preferred stock.

    5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the "Securities Act") in selling portfolio securities.

    6. Make loans to other persons, except that the Fund may purchase New York Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

    7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

    8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on New York Municipal

  Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

    9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of restriction (9), the exception for states, municipalities or their political subdivisions applies only to tax-exempt securities issued by such entities.

  Additional investment restrictions adopted by each Fund, which may be changed by the Board of Directors without stockholder approval, provide that neither Fund may:

    a. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction
  (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

    b. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

    c. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on New York Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related New York Municipal Bonds and Municipal Bonds.

  If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

  For so long as shares of AMPS are rated by Moody's, neither Fund will change these additional investment restrictions unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of AMPS by Moody's.

  FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

AMPS Rating Agency Guidelines

  Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their date of original issue of at least "aaa" from Moody's and AAA from S&P. Moody's and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS. See "The Reorganization--Risk Factors and Special Considerations--Ratings Considerations."

  For so long as any shares of a Fund's AMPS are rated by Moody's or S&P, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

Portfolio Composition

  There are small differences in concentration among the categories of issuers of the New York Municipal Bonds and Municipal Bonds held in the portfolios of the Funds. For New York Insured, as of August 31, 1999, the highest concentration of New York Municipal Bonds and Municipal Bonds was in Hospitals/Healthcare, Transportation and Education, accounting for 23%, 17%, and 13% of the Fund's portfolio, respectively; and for New York Insured II, the highest concentration was in Transportation, Education and Hospitals/Healthcare, accounting for 21%, 19% and 16% of the Fund's portfolio, respectively.

  Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different, as a result of which there are certain differences in the composition of the two investment portfolios. The tables below set forth ratings information for the New York Municipal Bonds and Municipal Bonds held by each Fund, as of a certain date.

 New York Insured

  As of August 31, 1999, approximately 95% of the market value of New York Insured's portfolio was invested in long-term municipal obligations and approximately 5% of the market value of New York Insured's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of New York Insured's long-term municipal obligation investment portfolio as of August 31, 1999.

                                     Number of               Value
      S&P*        Moody's*            Issues             (in thousands)           Percent
      ----        --------           ---------           --------------           -------
      AAA           Aaa                  39                 $240,767                98.3%
      A             A                     1                    4,105                 1.7
                                        ---                 --------               -----
                                         40                 $244,872               100.0%
                                        ===                 ========               =====

--------

* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations, S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV-- "Ratings of Municipal Bonds."

 New York Insured II

  As of August 31, 1999 approximately 98% of the market value of New York Insured II's portfolio was invested in long-term municipal obligations and approximately 2% of the market value of New York Insured II's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of New York Insured II's long-term municipal obligation investment portfolio as of August 31, 1999.

                                     Number of               Value
      S&P*        Moody's*            Issues             (in thousands)           Percent
      ----        --------           ---------           --------------           -------
      AAA           Aaa                 107                 $448,979                84.9%
      AA            Aa                    8                   39,027                 7.4
      A             A                     7                   26,832                 5.1
      BBB           Baa                   1                    4,499                 0.8
      NR            NR                    1                    9,776                 1.8
                                        ---                 --------               -----
                                        124                 $529,113               100.0%
                                        ===                 ========               =====

--------

* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations, S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV-- "Ratings of Municipal Bonds."

Portfolio Transactions

  The procedures for engaging in portfolio transactions are the same for both New York Insured and New York Insured II. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund's portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, New York Insured and New York Insured II do not necessarily pay the lowest commission or spread available.

  Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

  Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

  New York Insured and New York Insured II also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

  The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Fund's brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

  Periodic auctions are conducted for the New York Insured AMPS and New York Insured II AMPS by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of .25%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

Portfolio Turnover

  Generally, neither Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each of the Funds for the periods indicated is set forth below:

                                                                Six Months ended
                                                     Year ended     4/30/99
                                                      10/31/98    (unaudited)
                                                     ---------- ----------------
      New York Insured..............................    89.76%       43.75%
      New York Insured II...........................   136.43%       43.55%

Net Asset Value

  The net asset value per share of Common Stock of each Fund is determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

  The New York Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New York Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of the Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

  Each Fund determines and makes available for publication the net asset value of its Common Stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

Capital Stock

  New York Insured and New York Insured II have outstanding both Common Stock and AMPS. New York Insured Common Stock and New York Insured II Common Stock are traded on the NYSE. The shares of New York Insured Common Stock commenced trading on the NYSE on March 16, 1992. As of September 30, 1999, the net asset value per share of New York Insured Common Stock was $13.58 and the market price per share was $13.4375. The shares of New York Insured II Common Stock commenced trading on the NYSE on July 20, 1992. As of September 30, 1999, the net asset value per share of New York Insured II Common Stock was $13.73 and the market price per share was $13.00.

  Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with each respective Fund's offering of shares of AMPS, New York Insured reclassified 3,400 shares of unissued capital stock as AMPS and New York Insured II reclassified 6,960 shares of unissued capital stock as AMPS.

 Common Stock

  Holders of each Fund's Common Stock are entitled to share equally in dividends declared by the Fund's Board of Directors payable to holders of the Common Stock and in the net assets of the Fund available for distribution to holders of the Common Stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. See "Voting Rights" and "Liquidation Rights of Holders of AMPS" below. Holders of a Fund's Common Stock do not have preemptive or conversion rights and shares of a Fund's Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

  So long as any shares of a Fund's AMPS or any other preferred stock are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends of or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund's AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

 Preferred Stock

  New York Insured AMPS are structured identically to New York Insured II AMPS. The AMPS of both Funds have a similar structure. The AMPS of each Fund are shares of preferred stock of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. New York Insured AMPS and New York Insured II AMPS both have liquidation preferences of $25,000 per share; neither Fund's AMPS are traded on any stock exchange or over-the-counter. Each Fund's AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

  Auctions generally have been held and will be held every seven days for the AMPS of each of the Funds, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each series of AMPS of each of the Funds as of a recent auction.

                                                                        Dividend
     Auction Date                                   Fund         Series   Rate
     ------------                            ------------------- ------ --------
     October 25, 1999....................... New York Insured       A    3.01%
     October 25, 1999....................... New York Insured       B    3.50%
     October 22, 1999....................... New York Insured II    A    3.40%
     October 26, 1999....................... New York Insured II    B    3.45%
     November 3, 1999....................... New York Insured II    C    3.70%
     October 26, 1999....................... New York Insured II    D    2.99%

  Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund's preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund's AMPS equals its liquidation preference plus accumulated dividends per share.

 Redemption Provisions

  The redemption provisions pertaining to New York Insured AMPS are identical to those pertaining to New York Insured II AMPS. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the AMPS specified by Moody's and S&P in connection with their issuance of ratings on the AMPS.

 Certain Provisions of the Charter

  Each Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

  In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2/3% of all of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

  .a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

  . a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

  .a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund's shares of preferred stock then entitled to be voted thereon, including the AMPS, voting as a separate class.

  In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding shares of preferred stock of a Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

  The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

Management of the Funds

  Directors and Officers. The Boards of Directors of New York Insured and New York Insured II currently consist of the same seven persons, five of whom are not "interested persons," as defined in the Investment Company Act, of any of those Funds. Terry K. Glenn serves as a Director and President of both Funds, and Arthur Zeikel serves as a Director of both Funds. The Directors of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. New York Insured and New York Insured II have substantially the same slate of officers.

  Walter C. O'Connor serves as the portfolio manager for New York Insured. Roberto W. Roffo serves as portfolio manager for New York Insured II. Mr. O'Connor will serve as the portfolio manager of the combined fund after the Reorganization. The portfolio managers are primarily responsible for the management of each Fund's portfolio.

  Management and Advisory Arrangements. FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each of the Funds pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM provides each Fund with the same investment advisory and management services. The Asset Management Group of ML & Co. (which includes FAM) acts as the investment adviser to more than 100 registered investment companies and offers services to individuals and institutional accounts. As of September 1999, the Asset Management Group had a total of approximately $514 billion in investment company and other portfolio assets under management (approximately $38.5 billion of which were invested in municipal securities). This amount includes assets managed for certain affiliates of FAM. FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  Each Fund's investment advisory agreement with FAM provides that, subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of the Fund.

  FAM provides the portfolio management for each of the Funds. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

  For the services provided by FAM under each Fund's investment advisory agreement, each Fund pays a monthly fee at an annual rate of .50 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including assets acquired from the sale of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

  Each Fund's investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

  Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund's Common Stock and AMPS, voting together as a single class, and (b) by a majority of the Directors of the Fund who are not parties to such contract or "interested persons," as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

  Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

  The Board of Directors of each of the Funds has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of FAM (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of FAM and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of FAM preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of FAM include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by FAM. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of each of the Funds within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

Voting Rights

  Voting rights are identical for the holders of shares of New York Insured Common Stock and the holders of New York Insured II Common Stock. Holders of each Fund's Common Stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of the Fund's AMPS or other preferred stock on each matter submitted to a vote of holders of Common Stock, except as set forth below.

  Voting rights of the holders of each Fund's AMPS are identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund's AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund's stockholders and will vote together with the holders of shares of the Fund's Common Stock as a single class.

  The shares of each Fund's Common Stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund's Common Stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund's Common Stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

  In connection with the election of a Fund's Directors, holders of shares of a Fund's AMPS, voting separately as a class, shall be entitled at all times to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of shares of the Fund's Common Stock and shares of the Fund's AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund's AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of a Fund's preferred stock are entitled, together with the holders of shares of the Fund's AMPS, to elect a majority of the Directors of the Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of the Fund's AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

  The affirmative vote of the holders of a majority of the outstanding shares of a Fund's AMPS, voting as a separate class, will be required to (i) authorize, create or issue, or increase the authorized or issued amount of any class or series of stock ranking prior to or on a parity with any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock, (iii) approve any plan of reorganization adversely affecting such AMPS or (iv) take any action to change a Fund's investment policies requiring a vote of stockholders under Section 13(a) of the Investment Company Act.

Stockholder Inquiries

  Stockholder inquiries with respect to New York Insured and New York Insured II may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

Dividends and Distributions

  New York Insured's current policy with respect to dividends and distributions relating to shares of New York Insured Common Stock is identical to New York Insured II's policy with respect to shares of New York Insured II Common Stock. Each Fund intends to distribute all or a portion of its net investment income monthly to holders of a Fund's Common Stock. Monthly distributions to holders of a Fund's Common Stock normally consist of all or a portion of net investment income remaining after the payment of dividends (and any Additional Distribution) on the Fund's AMPS. A Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of Common Stock. As a result, the dividend paid by a Fund to holders of its Common Stock for any particular period may be more or less than the amount of net investment income earned by the Funds during such period. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All net realized long-term or short-term capital gains, if any, are distributed pro rata at least annually, to holders of shares of a Fund's Common Stock and AMPS. While any shares of a Fund's AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund's Common Stock, unless at the time of such declaration (1) all accumulated dividends on the Fund's AMPS including any Additional Distribution have been paid, and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund's outstanding shares of AMPS. If a Fund's ability to make distributions on its Common Stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for a Fund's stockholders. See "Comparison of the Funds--Tax Rules Applicable to the Fund's and their Stockholders."

  Similarly, New York Insured's current policy with respect to dividends and distributions on shares of New York Insured AMPS is identical to New York Insured II's policy with respect to shares of New York Insured II AMPS. The holders of shares of a Fund's AMPS are entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund's shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Dividends for each Fund's AMPS are paid through The Depository Trust Company ("DTC") (or a successor securities depository) on each dividend payment date. DTC's normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither of the Funds intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund's AMPS which may be in arrears.

  Dividends paid by each Fund, to the extent paid from tax-exempt income earned on New York Municipal Bonds, are exempt from Federal income tax and New York State and New York City personal income taxes, subject to the possible application of the Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income tax and New York State and New York City personal income taxes, if any, proportionately between shares of its Common Stock and shares of its AMPS in accordance with the current position of the IRS described herein. See "Tax Rules Applicable to the Funds and their Stockholders" below. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund's AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund's AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

  For information concerning the manner in which dividends and distributions to holders of each Fund's Common Stock may be reinvested automatically in shares of the Fund's Common Stock, see "Automatic Dividend Reinvestment Plan" below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

  If any Fund, New York Insured or New York Insured II, as the case may be, retroactively allocates any net capital gains or other income subject to regular Federal income tax and New York State and New York City personal income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, the Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

Automatic Dividend Reinvestment Plan

  Pursuant to each Fund's Automatic Dividend Reinvestment Plan (each, a "Plan"), unless a holder of a Fund's Common Stock elects otherwise, all dividend and capital gains distributions are automatically reinvested by either The Bank of New York or State Street Bank and Trust Company, as applicable, as agent for stockholders in administering the Plan (as applicable, the "Plan Agent"), in additional shares of the Fund's Common Stock. The Bank of New York is the Plan Agent for New York Insured and will be the Plan Agent following the Reorganization. Holders of a Fund's Common Stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York or State Street Bank and Trust Company, as applicable, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York or State Street Bank and Trust Company, as applicable, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

  Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund's Common Stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund's Common Stock from the Fund ("newly-issued shares") or (ii) by purchase of outstanding shares of the Fund's Common Stock on the open market ("open-market purchases"), on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share of the Fund's Common Stock is equal to or less than the market price per share of the Fund's Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued shares of the Fund's Common Stock to be credited to the participant's account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

  In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of a Fund's Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

  The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

  In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

  There are no brokerage charges with respect to shares issued directly by either Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Comparison of the Funds--Tax Rules Applicable to the Funds and their Stockholders."

  Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price (plus commissions) of a Fund's shares of Common Stock is higher than net asset value, participants in the Plan receive shares of the Fund's Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is less than net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See "Comparison of the Funds-- Tax Rules Applicable to the Funds and their Stockholders" for a discussion of the tax consequences of the Plan.

  Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

  After the Reorganization, a holder of shares of New York Insured II who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund. However, if a stockholder owns shares in both New York Insured II and New York Insured, after the Reorganization, the stockholder's election with respect to the dividends of New York Insured will control unless the stockholder specifically elects a different option at that time. All correspondence should be directed to the Plan Agent, The Bank of New York, at 101 Barclay Street, New York, New York 10286.

Mutual Fund Investment Option

  A holder of New York Insured Common Stock or New York Insured II Common Stock, who purchased his or her shares through Merrill Lynch in the Fund's initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class A shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of New York Insured II Common Stock who qualifies for this option will have the same option with respect to the shares of New York Insured Common Stock received in the Reorganization.

Liquidation Rights of Holders of AMPS

  Upon any liquidation, dissolution or winding up of New York Insured or New York Insured II, whether voluntary or involuntary, the holders of shares of the Fund's AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of the Fund's Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund's AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

Tax Rules Applicable to the Funds and their Stockholders

  The tax consequences of investing in shares of Common Stock or AMPS of each of the Funds are identical. New York Insured and New York Insured II have elected and qualified for the special tax treatment afforded RICs under the Code. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. New York Insured intends to continue to distribute substantially all of its income following the Reorganization.

  Each Fund is qualified to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations, the interest on which is excludable from gross income for Federal income tax purposes ("tax-exempt obligations") under
Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by a Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund's stockholders are derived from interest income exempt from Federal income tax under Code
Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds from an issue of PABs or IDBs if any, held by a Fund.

  The portion of exempt-interest dividends paid from interest received by a Fund from New York Municipal Bonds also is exempt from New York State and New York City personal income taxes. However, exempt-interest dividends paid to a corporate stockholder are subject to New York State corporation franchise tax and New York City general corporation tax. Stockholders subject to income taxation by states other than New York and cities other than New York City realize a lower after-tax rate of return than New York State and City stockholders since the dividends distributed by a Fund generally are not exempt, to any significant degree, from income taxation by such other states or cities. Each Fund will inform its stockholders annually as to the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from New York State and New York City personal income taxes. To the extent attributable to exempt interest dividends, interest on indebtedness incurred or continued to purchase or carry a Fund's shares is not deductible for Federal income tax or New York State or New York City personal income tax purposes.

  The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of New York Insured and New York Insured II, as well as the Series C, D and E AMPS to be issued by New York Insured Fund, are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Brown & Wood LLP, counsel to both Funds, the shares of each Fund's currently outstanding AMPS, as well as the Series C, D and E AMPS to be issued by New York Insured, constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

  To the extent that a Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal income tax and New York State and New York City personal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options

("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares, and for New York State and New York City personal income tax purposes will be treated as capital gains which are taxed at ordinary income rates. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

  A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Automatic Dividend Reinvestment Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of exempt-interest dividends received by the stockholder. In addition, such loss is disallowed to the extent of any capital gain dividends received by the stockholder. Distributions in excess of a Fund's earnings and profits first will reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

  The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class' proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when Common Stock and one or more series of AMPS are outstanding, each Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. After the Reorganization, New York Insured will, likewise, so designate distributions with respect to its Common Stock and its AMPS, Series A, B, C, D and E. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund's AMPS (the "taxable distribution") depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its Common Stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

  In the opinion of Brown & Wood LLP, counsel to both Funds, under current law the manner in which each Fund allocates, and New York Insured Fund will allocate, items of tax-exempt income, net capital gains, and other taxable income, if any, among shares of Common Stock and outstanding AMPS (including, for New York Insured, Series A and B AMPS and the newly issued Series C, Series D and Series E AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund's calculation of each class' allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund's method for allocating tax-exempt income, net capital gains and other taxable income among shares of Common Stock and the series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate a Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to such stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court a Fund's allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

  The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. "Private activity bonds" are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including stockholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such "private activity bonds" and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings" which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

  The Funds may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

  If at any time when shares of AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent such Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable for Federal income tax and New York State and New York City personal income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

  As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that New York Insured contemplates issuing may raise a question as to whether distributions on such preferred stock are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred stock and the preferred stock to be issued by New York Insured will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Funds could be disqualified as RICs. In this case, dividends paid by the Funds on the Common Stock and the AMPS would not be exempt from Federal income taxes. Additionally, the Funds would be subject to Federal alternative minimum tax.

  Under certain circumstances, when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and New York Insured Fund intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

  The value of shares acquired pursuant to a Fund's dividend reinvestment plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in the Fund's dividend reinvestment plan. Thus, stockholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

  Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

  Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

  Each Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to
Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to stockholders.

The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of a Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and New York State and New York City tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and the applicable tax laws. The Code and the Treasury Regulations, as well as the New York State and New York City tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

AGREEMENT AND PLAN OF REORGANIZATION

General

  Under the Agreement and Plan of Reorganization (attached hereto as Exhibit
II), (i) New York Insured will acquire substantially all of the assets, and will assume substantially all of the liabilities, of New York Insured II, in exchange solely for shares of an equal aggregate value of New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS to be issued by New York Insured. The number of shares of New York Insured Common Stock issued to New York Insured II will have an aggregate net asset value equal to the aggregate net asset value of the shares of New York Insured II Common Stock (except that cash will be paid in lieu of any fractional shares), and the number of shares of New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS issued to New York Insured II will have an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of New York Insured II's AMPS. Upon receipt by New York Insured II of such shares, New York Insured II will (i) distribute the shares of New York Insured Common Stock to the holders of New York Insured II Common Stock in exchange for their shares of Common Stock in New York Insured II and (ii) distribute the shares of New York Insured Series C AMPS to the holders of New York Insured II Series A AMPS, the shares of New York Insured Series D AMPS to the holders of New York Insured II Series B AMPS and the shares of New York Insured Series E AMPS to the holders of New York Insured II Series C and Series D AMPS, in exchange for their shares of AMPS of New York Insured II. New York Insured will file Articles Supplementary establishing the powers, rights and preferences of the New York Insured Series C AMPS, the New York Insured Series D AMPS and the New York Insured Series E AMPS with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") prior to the closing of the Reorganization. As soon as practicable after the date that the Reorganization takes place (the "Exchange Date"), New York Insured II will file Articles of Dissolution with the Maryland Department to effect the formal dissolution of such Fund, and will dissolve.

  New York Insured II will distribute the shares of New York Insured Common Stock and the shares of New York Insured Series C AMPS, New York Insured Series D AMPS or New York Insured Series E AMPS received by it pro rata to its holders of record of Common Stock and AMPS, as applicable, in exchange for such stockholders' shares in New York Insured II. Such distribution would be accomplished by opening new accounts on the books of New York Insured in the names of the common and preferred stockholders of New York Insured II and transferring to those stockholder accounts the New York Insured Common Stock or New York Insured AMPS previously credited on those books to the accounts of New York Insured II. Each newly-opened account on the books of New York Insured for the previous holders of New York Insured II would represent the respective pro rata number of shares of New York Insured Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Stock. No fractional shares of New York Insured Common Stock will be issued. In lieu thereof, New York Insured's transfer agent, The Bank of New York, will aggregate all fractional shares of New York Insured Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the New York Insured II Common Stock certificates. Similarly, each newly-opened account on the books of New York Insured for the previous holders of New York Insured II AMPS would represent the respective pro rata number of shares of New York Insured Series C AMPS, New York Insured Series D AMPS or New York Insured Series E AMPS due such holder of AMPS. See "Surrender and Exchange of Stock Certificates" below for a description of the procedures to be followed by the stockholders of New York Insured II to obtain their New York Insured Common Stock (and cash in lieu of fractional shares, if any). Because AMPS are held in "street name" by the Depository Trust Company, all transfers are accomplished by book entry and no surrender of share certificates representing AMPS is necessary.

  Accordingly, as a result of the Reorganization, every holder of New York Insured II Common Stock would own shares of New York Insured Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that stockholder's Common Stock immediately prior to the Exchange Date. Since the New York Insured Common Stock would be issued at net asset value and the shares of Common Stock of New York Insured II would be valued at net asset value for the purposes of the exchange, the holders of Common Stock of neither Fund will be diluted as a result of the Reorganization. Similarly, since the New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of New York Insured II AMPS, holders of AMPS of neither Fund will be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of either Fund likely will hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the constituent Funds.

Procedure

  At meetings of the Board of Directors of each of the Funds, the Board of Directors of each of the Funds, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, of the applicable Fund, unanimously approved the Agreement and Plan of Reorganization and the submission of such Agreement and Plan of Reorganization to the stockholders of each of the Funds for approval.

  Also, the Board of Directors of New York Insured approved the filing of Articles Supplementary establishing the powers, rights and preferences of the New York Insured Series C AMPS, the New York Insured Series D AMPS and the New York Insured Series E AMPS in order that they may be distributed to holders of New York Insured II AMPS.

  As a result of such Board approvals, the Funds have jointly filed this proxy statement with the SEC soliciting a vote of the stockholders of each of the Funds to approve the Reorganization. The costs of such solicitation are to be paid by New York Insured after the Reorganization so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each of the Funds. It is anticipated that special meetings of stockholders of the Funds will be held on December 15, 1999. If the stockholders of both Funds approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter rulings from the IRS concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization or an opinion of counsel to the same effect.

  The Boards of Directors of New York Insured and New York Insured II recommend that the stockholders of the respective Funds approve the Agreement and Plan of Reorganization.

Terms of the Agreement and Plan of Reorganization

  The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit II.

  Valuation of Assets and Liabilities. The respective assets of each of the Funds will be valued on the business day prior to the Exchange Date (the "Valuation Date"). The valuation procedures are the same for both Funds: net asset value per share of the Common Stock of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the issuing Fund is divided by the total number of shares of Common Stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

  The New York Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New York Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

  Distribution of New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS. On the Exchange Date, New York Insured will issue to New York Insured II a number of shares of New York Insured Common Stock the aggregate net asset value of which will equal the respective aggregate net asset value of shares of New York Insured II Common Stock on the Valuation Date. Each holder of New York Insured II Common Stock will receive the number of shares of New York Insured Common Stock corresponding to his or her proportionate interest in the respective aggregate net asset value of the New York Insured II Common Stock, as applicable.

  On the Exchange Date, New York Insured also will issue to New York Insured II (i) a number of shares of New York Insured Series C AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of New York Insured II Series A AMPS on the Valuation Date, (ii) a number of shares of New York Insured Series D AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of New York Insured II Series B AMPS on the Valuation Date and (iii) a number of shares of New York Insured Series E AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of New York Insured II Series C and Series D AMPS on the Valuation Date. Each holder of AMPS of New York Insured II will receive the number of shares of New York Insured Series C AMPS, New York Insured Series D AMPS or New York Insured Series E AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the AMPS of New York Insured II. No sales charge or fee of any kind will be charged to stockholders of New York Insured II in connection with their receipt of New York Insured Common Stock or AMPS in the Reorganization. Holders of certain series of AMPS of New York Insured II may find that the auction date and dividend payment date for the New York Insured AMPS received in the Reorganization fall on different days of the week than the auction date or dividend payment date of the AMPS currently held. Any such change in the auction date and dividend payment date will not adversely affect the value of a holder's AMPS. It is anticipated that (i) the auction for New York Insured Series C AMPS will be held on Friday; New York

Insured II Series A AMPS are auctioned on Friday; (ii) the auction for New York Insured Series D AMPS will be held on Tuesday; New York Insured II Series B AMPS are auctioned on Tuesday; and (iii) the auction for New York Insured Series E AMPS will be held on Wednesday; the New York Insured II Series C AMPS are auctioned on Wednesday and the New York Insured II Series D AMPS are auctioned on Tuesday. The auction procedures for all of the AMPS are substantially the same. As a result of the Reorganization, the last dividend period for the AMPS of New York Insured II prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

  Expenses. New York Insured shall pay, subsequent to the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, a registration statement on Form N-14 and a private letter ruling request submitted to the IRS, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, accounting fees associated with each Fund's financial statements, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. In this regard, expenses of the Reorganization will be deducted from the assets of the combined fund so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each of the Funds. Both Funds shall pay any expenses of their stockholders arising out of or in connection with the Reorganization.

  Required Approvals. Under Articles of Incorporation of each Fund (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the AMPS of each Fund), relevant Maryland law and the rules of the NYSE, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing more than 50% of the outstanding shares of Common Stock and AMPS, voting together as a single class, and more than 50% of the AMPS, voting separately as a single class. Because of the requirement that the Agreement and Plan of Reorganization be approved by the stockholders of both Funds, the Reorganization will not take place if the stockholders of either Fund do not approve the Agreement and Plan of Reorganization.

  Deregistration and Dissolution. Following the transfer of the assets and liabilities of New York Insured II and the distribution of shares of New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS to stockholders of the Fund, in accordance with the foregoing, New York Insured II will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

  Amendments and Conditions. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the stockholders of each of the Funds, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  Postponement, Termination. Under the Agreement and Plan of Reorganization, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either Fund) prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of both Funds or
(ii) by the Board of Directors of
either Fund if any condition to that Fund's obligations set forth in the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board.

Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization

  In approving the Reorganization, the Board of Directors of each Fund identified certain benefits that are likely to result from the Reorganization, including lower aggregate operating expenses per share of Common Stock, greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of Common Stock of the combined fund. With respect to the New York Insured II, following the Reorganization its stockholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of the New York Insured
II. The Boards also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds' portfolios of New York Municipal Bonds and Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Boards noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of New York Municipal Bonds and Municipal Bonds. The Boards also considered the relative tax positions of both Funds' portfolios. Based on these factors, the Boards concluded that the Reorganization will potentially benefit the stockholders of each Fund in that it (i) presents no significant risks that would outweigh the benefits discussed above and (ii) involves minimal costs (including relatively minor legal, accounting and administrative costs).

  The surviving fund that would result from the Reorganization would have a larger asset base than either of the Funds has currently. Based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger combined fund would be less than the aggregate expenses for the individual Funds, resulting in a lower expense ratio for common stockholders of the combined fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the combined fund. To illustrate the potential economies of scale, the table below shows the total annualized operating expense ratio of each Fund and pro forma New York Insured based on net assets both excluding and including assets attributable to AMPS as of June 30, 1999:

                         Total annualized        Net        Total annualized        Net
                            operating     assets, excluding    operating     assets, including
                          expense ratio,        AMPS         expense ratio,        AMPS
          Fund            excluding AMPS    (in millions)    including AMPS    (in millions)
          ----           ---------------- ----------------- ---------------- -----------------
New York Insured........      1.02%            $182.2            0.70%            $267.2
New York Insured II.....      0.95%            $387.9            0.66%            $561.9
Pro Forma New York
 Insured(1).............      0.93%            $570.1            0.64%            $829.1

--------
(1) Assumes Reorganization had taken place on June 30, 1999.

  Management projections estimate that New York Insured will have net assets in excess of $829.1 million including assets attributable to AMPS upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, New York Insured should be able to purchase larger amounts of New York Municipal Bonds and Municipal Bonds at more favorable prices than either of the Funds separately and, with this greater purchasing power, request improvements in the terms of the New York Municipal Bonds and Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

  Based on the foregoing, each Fund's Board concluded that the Reorganization is in the best interests of that Fund because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.

  In approving the Reorganization, the Board of Directors of each Fund determined that the Reorganization is in the best interests of that Fund and, with respect to net asset value and liquidation preference, that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in net asset value per share of the combined fund after the Reorganization of approximately $.01 as a result of the estimated costs of the Reorganization, management of each Fund advised its Board that it expects that such costs would be recovered within approximately six months to 2 1/2 years after the Exchange Date due to a decrease in the operating expense ratio.

  It is not anticipated that the Reorganization directly would benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

Surrender and Exchange of Stock Certificates

  After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing shares of New York Insured II Common Stock will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of New York Insured Common Stock distributable with respect to such holder's shares of New York Insured II Common Stock, together with cash in lieu of any fractional shares of Common Stock. Promptly after the Exchange Date, the transfer agent for the New York Insured Common Stock will mail to each holder of certificates formerly representing shares of New York Insured II Common Stock, a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of New York Insured Common Stock and cash in lieu of any fractional shares of Common Stock.

  Shares of AMPS are held in "street name" by the Depository Trust Company, and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.

                                               After the Reorganization, you
 If prior to the Reorganization you held:      will hold:
 ------------------------------                ------------------------------


 New York Insured Common Stock                  New York Insured Common Stock


 New York Insured Series A AMPS                 New York Insured Series A AMPS


 New York Insured Series B AMPS                 New York Insured Series B AMPS


 New York Insured II Common Stock               New York Insured Common Stock


 New York Insured II Series A AMPS              New York Insured Series C AMPS


 New York Insured II Series B AMPS              New York Insured Series D AMPS


 New York Insured II Series C AMPS              New York Insured Series E AMPS


 New York Insured II Series D AMPS              New York Insured Series E AMPS

  Please do not send in any stock certificates at this time. Upon consummation of the Reorganization, common stockholders of New York Insured II will be furnished with instructions for exchanging their stock certificates for New York Insured stock certificates and, if applicable, cash in lieu of fractional shares.

  From and after the Exchange Date, certificates formerly representing shares of New York Insured II Common Stock will be deemed for all purposes to evidence ownership of the number of full shares of New York Insured Common Stock distributable with respect to the shares of New York Insured II held before the Reorganization as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of New York Insured II Common Stock as of any date subsequent to the Exchange Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of New York Insured Common Stock, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of New York Insured II, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.

  From and after the Exchange Date, there will be no transfers on the stock transfer books of New York Insured II. If, after the Exchange Date, certificates representing shares of New York Insured II Common Stock are presented to New York Insured, they will be canceled and exchanged for certificates representing New York Insured Common Stock, and cash in lieu of fractional shares of Common Stock, if any, distributable with respect to such Common Stock in the Reorganization.

Tax Consequences of the Reorganization

  General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(D) of the Code. Each of the Funds has elected and qualified for the special tax treatment afforded RICs under the Code, and New York Insured intends to continue to so qualify after the Reorganization. The Funds have jointly requested a private letter ruling from the IRS that for Federal income tax purposes: (i) the exchange of assets by New York Insured II for New York Insured stock, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(D) of the Code, and New York Insured and New York Insured II will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to New York Insured II as a result of the Reorganization or on the distribution of New York Insured Common Stock and New York Insured Series C AMPS, New York Insured Series D AMPS or New York Insured Series E AMPS to the respective stockholders of New York Insured II under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to New York Insured as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of New York Insured II on the receipt of New York Insured Common Stock and New York Insured Series C AMPS, New York Insured Series D AMPS or New York Insured Series E AMPS in exchange for their corresponding shares of Common Stock or AMPS of New York Insured II (except to the extent that common stockholders receive cash representing an interest in fractional shares of New York Insured Common Stock in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of New York Insured II in the hands of New York Insured will be the same as the tax basis of such assets in the hands of New York Insured II immediately prior to the consummation of the Reorganization;
(vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS or New York Insured Series E AMPS received by the stockholders of New York Insured II in the Reorganization will be equal to the tax basis of the Common Stock or AMPS of New York Insured II surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS or New York Insured Series E AMPS will be determined by including the period for which such stockholder held the Common Stock or AMPS of New York Insured II exchanged therefor, provided that such shares were held as a capital asset;
(viii) in accordance with Section 1223 of the Code, New York Insured's holding period with respect to the assets of New York Insured II transferred will include the period for which such assets were held by New York Insured II;
(ix) the payment of cash to common stockholders of New York Insured II in lieu of fractional shares of New York Insured Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short-or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder's basis allocable to the New York Insured fractional shares; and (x) the taxable year of New York Insured II will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, New York Insured will succeed to and take into account certain tax attributes of New York Insured II, such as earnings and profits, capital loss carryovers and method of accounting.

  As noted in the discussion under "Comparison of the Funds--Tax Rules Applicable to the Funds and Their Stockholders," a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution only will be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Brown & Wood LLP, the issuance of New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS pursuant to the Reorganization in addition to the already existing New York Insured Series A AMPS and New York Insured Series B AMPS will not cause distributions on any series of New York Insured AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, New York Insured could lose the special tax treatment afforded RICs. In this case, dividends on the shares of New York Insured Common Stock and AMPS would not be exempt from Federal income tax. Additionally, New York Insured would be subject to the Federal alternative minimum tax.

  Under Section 381(a) of the Code, New York Insured will succeed to and take into account certain tax attributes of New York Insured II, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(D) of the Code, which could reduce the benefit of these attributes to New York Insured.

  Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

  Regulated Investment Company Status. The Funds have elected and qualified for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization New York Insured intends to continue to so qualify.

Capitalization

  The following table sets forth as of April 30, 1999 (i) the capitalization of New York Insured, (ii) the capitalization of New York Insured II, and (iii) the capitalization of pro forma New York Insured adjusted to give effect to the Reorganization.

       Pro Forma Capitalization of New York Insured, New York Insured II

     and Pro Forma New York Insured as of April 30, 1999 (unaudited)

                                                                  Pro Forma New
                           New York     New York     Pro Forma   York Insured as
                           Insured     Insured II  Adjustment(a) adjusted (b)(c)
                         ------------ ------------ ------------- ---------------
Net Assets
  Net Assets
   Attributable to
   Common Stock......... $193,011,092 $411,790,011  $(6,364,631)  $598,436,472
  Net Assets
   Attributable to AMPS.   85,000,000  174,000,000          --     259,000,000
Shares Outstanding:
  Common Stock..........   12,560,647   26,668,886      502,949     39,732,482(b)
  AMPS..................
    Series A............        1,700        2,800       (2,800)         1,700
    Series B............        1,700        1,960       (1,960)         1,700
    Series C............          N/A        1,000        1,800          2,800(b)
    Series D............          N/A        1,200          760          1,960(b)
    Series E............          N/A          N/A        2,200          2,200(b)
Net Asset Value Per
 Share:
  Common Stock..........       $15.37       $15.44          --          $15.06(c)
  AMPS..................      $25,000      $25,000          --         $25,000

--------

(a) The adjusted balances are presented as if the Reorganization had been consummated on April 30, 1999 and are for informational purposes only. Assumes distribution of undistributed net investment income, undistributed realized capital gains and accrual of estimated Reorganization expenses of $310,000. No assurance can be given as to how many shares of New York Insured Common Stock that stockholders of New York Insured II will receive on the Exchange Date, and the foregoing should not be relied upon to reflect the number of shares of New York Insured Common Stock that actually will be received on or after such date.

(b) Assumes the issuance of 27,171,835 shares of New York Insured Common Stock and three newly-created series of AMPS consisting of 2,800 Series C shares, 1,960 Series D shares and 2,200 Series E shares, respectively, in exchange for the net assets of New York Insured II. The estimated number of shares issued was based on the net asset value of each Fund, net of distributions, on April 30, 1999.

(c) Net Asset Value Per Share of Common Stock net of Reorganization-related expenses and distribution of undistributed net investment income of $3,215,494 for New York Insured and $2,325,604 for New York Insured II, and undistributed realized capital gains of $513,533 for New York Insured.

                  INFORMATION CONCERNING THE SPECIAL MEETINGS

Date, Time and Place of Meetings

  The Meetings will be held on December 15, 1999 at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey at the times listed on Exhibit I.

Solicitation, Revocation and Use of Proxies

  A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the Meeting. Although mere attendance at the Meetings will not revoke a proxy, a stockholder present at the Meetings may withdraw his or her proxy and vote in person.

  All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the Agreement and Plan of Reorganization. It is not anticipated that any other matters will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

  Only holders of record of shares of Common Stock or AMPS of either Fund at the close of business on the Record Date are entitled to vote at the Meetings or any adjournment thereof. At the close of business on the Record Date, the Funds had the number of shares outstanding indicated in Exhibit I.

Security Ownership of Certain Beneficial Owners and Management

  To the knowledge of the Funds, at the date hereof, no person or entity owns beneficially 5% or more of the shares of the Common Stock or AMPS of either Fund.

  As of the Record Date, the Directors and officers of New York Insured as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of New York Insured Common Stock and owned no New York Insured AMPS.

  As of the Record Date, the Directors and officers of New York Insured II as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of New York Insured II Common Stock and owned no New York Insured II AMPS.

  On the Record Date, Mr. Glenn, a Director and an officer of each of the Funds, Mr. Zeikel, a Director of each of the Funds, and the other Directors and officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

Voting Rights and Required Vote

  For purposes of this Proxy Statement and Prospectus, each share of Common Stock and AMPS of each of the Funds is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the approval of each Fund. With respect to each Fund, approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing (i) a majority of the outstanding shares of the Fund's Common Stock and AMPS, voting together as a single class, and (ii) a majority of the outstanding shares of the Fund's AMPS, voting separately as a single class.

  For purposes of each Meeting, a quorum consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable Fund's stockholders is not present, or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund's stockholders.

Appraisal Rights

  Under Maryland law, stockholders of company whose shares are traded publicly on a national securities exchange, such as New York Insured II, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the common stockholders of New York Insured II will be bound by the terms of the Reorganization, if approved at the Meetings. However, any common stockholder of New York Insured II may sell his or her shares of Common Stock at any time on the NYSE. Conversely, since the AMPS are not traded publicly on a national securities exchange, holders of AMPS issued by New York Insured II will be entitled to appraisal rights upon the consummation of the Reorganization. As stockholders of the corporation acquiring the assets of New York Insured II, neither holders of New York Insured Common Stock nor holders of New York Insured AMPS are entitled to appraisal rights under Maryland law.

  Under Maryland law, a holder of New York Insured II AMPS desiring to receive payment of the fair value of his or her stock (an "objecting stockholder") (i) must file with New York Insured II a written objection to the Reorganization at or before the Meeting, (ii) must not vote in favor of the Reorganization (although a vote against the Reorganization is not required), and (iii) must make written demand on New York Insured for payment of his or her stock, stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department of Assessments and Taxation accepts for filing the Articles of Transfer with respect to the Reorganization (New York Insured is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). A vote against the Reorganization will not be sufficient to satisfy the requirement of a written demand described in (iii). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distribution payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the date of the Meeting. A demand for payment of fair market value may not be withdrawn, except upon the consent of New York Insured. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by New York Insured, the surviving fund after the Reorganization, so as to be borne equally and exclusively on a per share basis by the holders of New York Insured Common Stock and New York Insured II Common Stock. If the Reorganization is not approved, these expenses will be allocated between the Funds according to the net asset value of the Common Stock of each Fund on the Meeting date.

  The Funds likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each of the Funds and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.

  In order to obtain the necessary quorum at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each of the Funds has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by each of the Funds of approximately $7,500, plus out-of-pocket expenses.

  Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Meetings. With respect to shares of Common Stock of each Fund, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan of Reorganization. Shares of AMPS held in "street name," however, may be voted without instructions under certain conditions by broker-dealer firms with respect to the Reorganization and counted for purposes of establishing a quorum if no instructions are received one business day before the Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that
(i) at least 30% of the AMPS outstanding have voted on the Reorganization,
(ii) less than 10% of the AMPS outstanding have voted against the Reorganization and (iii) holders of Common Stock have voted to approve the Reorganization. In such instances, the broker-dealer firm will vote those shares of AMPS on Item 1 in the same proportion as the votes cast by all holders of AMPS who voted on the Reorganization. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will have the same effect as a vote against the Reorganization.

  This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto which New York Insured has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

  The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning the Funds can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

Year 2000 Issues

  Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Funds could be adversely affected if the computer systems used by FAM or other Fund service providers do not properly address this problem before January 1, 2000. FAM expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told FAM that they also expect to resolve the Year 2000 Problem, and FAM will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Funds could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Funds invest, and this could hurt the Funds' investment returns.

                                   CUSTODIAN

  The Bank of New York acts as the custodian for cash and securities of New York Insured and will act as custodian for the combined fund after the Reorganization. The principal business address of The Bank of New York in such capacity is 90 Washington Street, New York, New York 10286. State Street Bank and Trust Company acts as the custodian for cash and securities of New York Insured II. The principal business address of State Street Bank and Trust Company in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

  The Bank of New York serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of New York Insured, pursuant to a registrar, transfer agency, dividend disbursing agency and service agreement with New York Insured and will act as transfer agent, dividend disbursing agent with respect to the Common Stock of the combined fund after the Reorganization. The principal business address of The Bank of New York in such capacity is 101 Barclay Street, New York, New York 10286.

  State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of New York Insured II, pursuant to a registrar, transfer agency and service agreement with the Fund. The principal business address of State Street Bank and Trust Company in such capacity is 225 Franklin Street, Boston, Massachusetts 02110.

  The Bank of New York serves as the transfer agent, dividend disbursing agent, registrar and auction agent to New York Insured and New York Insured II in connection with their respective AMPS. The principal business address of The Bank of New York is 101 Barclay Street, New York, New York 10286.

                               LEGAL PROCEEDINGS

  There are no material legal proceedings to which either Fund is a party.

                                LEGAL OPINIONS

  Certain legal matters in connection with the Reorganization will be passed upon for the Funds by Brown & Wood LLP, New York, New York.

                                    EXPERTS

  The financial statements for the fiscal year ended October 31, 1998, and the financial highlights for each of the years in the six-year period then ended and for the period February 28, 1992 to October 31, 1992 for New York Insured and the financial highlights for each of the years in the four-year period ended October 31, 1996 and for the period June 26, 1992 to October 31, 1992 for New York Insured II included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP ("D&T"), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is 117 Campus Drive, Princeton, New Jersey 08540. D&T will serve as the independent auditors for the combined fund after the Reorganization.

  Ernst & Young LLP, independent auditors, have audited the financial statements and financial highlights of New York Insured II for each of the two years in the period ended October 31, 1998, as set forth in their report which appears in this Proxy Statement and Prospectus. The financial statements and financial highlights of New York Insured II are included in reliance upon their report, given on their authority as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 99 Wood Avenue South, Iselin, New Jersey 08830.

                                          By Order of the Boards of Directors

                                          Alice A. Pellegrino
                                          Secretary of MuniYield New York
                                           Insured Fund, Inc. and MuniYield
                                           New York Insured Fund II, Inc.

                          INDEX TO FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----
Audited Financial Statements for MuniYield New York Insured Fund, Inc.
   for the fiscal year ended October 31, 1998 .............................  F-2

Unaudited Financial Statements for MuniYield New York Insured Fund, Inc.
   for the Six-Month Period Ended April 30, 1999 .......................... F-13

Audited Financial Statements for MuniYield New York Insured Fund II, Inc.
   for the fiscal year ended October 31, 1998 ............................. F-23

Unaudited Financial Statements for MuniYield New York Insured Fund II, Inc.
   for the Six-Month Period Ended April 30, 1999 .......................... F-35

Unaudited Financial Statements for Pro Forma New York Insured
   as of April 30, 1999 ................................................... F-46

                        Audited Financial Statements for
                      MuniYield New York Insured Fund, Inc.
                  for the Fiscal Year Ended October 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield New York Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New York Insured Fund, Inc., as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New York Insured Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1998

MuniYield New York Insured Fund, Inc.                           October 31, 1998
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                           (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York--99.6%
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 6,095   Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                           Series RI-97-7, 8.17% due 12/15/2023 (d)(e)                                                      $  7,199
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       8,200   Buffalo, New York and Fort Erie, Ontario, Canada, Public Bridge Authority, Toll Bridge
                           System Revenue Bonds, 5.75% due 1/01/2025 (b)                                                       8,805
------------------------------------------------------------------------------------------------------------------------------------
                           Long Island, New York, Power Authority, Electric System Revenue Refunding Bonds,
                           Series A:
AAA      Aaa      10,000     5.25% due 12/01/2026 (a)                                                                         10,235
A-       Baa1      4,400     5.50% due 12/01/2029                                                                              4,544
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds,
                           Series C-1, 5.375% due 7/01/2027 (f)                                                                2,591
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      11,000   Metropolitan Transportation Authority, New York, Transportation Facilities Revenue Bonds,
                           Series J, 6.50% due 7/01/2002 (f)(g)                                                               12,243
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   Nassau County, New York, IDA, Civic Facility Revenue Refunding Bonds (Hofstra University
                           Project), 5% due 7/01/2023 (b)                                                                      2,966
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    2,325   New York City, New York, Cultural Resources Trust, Revenue Bonds (Carnegie Hall), VRDN,
                           2.70% due 12/01/2015 (c)                                                                            2,325
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    2,500   New York City, New York, GO, VRDN, UT, Series B, Sub-Series B-6, 3.70% due 8/15/2005 (b)(c)         2,500
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance Authority, Water and Sewer
                           System Revenue Bonds:
AAA      Aaa       1,000     Refunding, Fiscal 1997-Series A, 5.375% due 6/15/2026 (e)                                         1,031
AAA      Aaa      10,000     Series A, 4.75% due 6/15/2031 (f)                                                                 9,522
AAA      Aaa      22,500     Series B, 5.75% due 6/15/2026 (b)                                                                24,189
AAA      Aaa       5,000     Series B, 5.50% due 6/15/2027 (b)                                                                 5,279
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   New York City, New York, Transitional Finance Authority Revenue Bonds (Future Tax
                           Secured), Series A, 5% due 8/15/2027 (b)                                                            4,932
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,000   New York, New York, RITR, Series 33, 6.94% due 8/01/2027 (b)(d)                                    10,700
------------------------------------------------------------------------------------------------------------------------------------
                           New York, New York, Refunding, GO, UT:
A-       A3        3,870     Series B, 6.375% due 8/15/2012                                                                    4,321
AAA      Aaa       5,000     Series G, 5% due 8/01/2006 (b)                                                                    5,292
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO ABBREVIATIONS
--------------------------------------------------------------------------------

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

MuniYield New York Insured Fund, Inc.                           October 31, 1998
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
AAA      Aaa     $ 4,400     (City University System), Series C, 7.50% due 7/01/2010 (f)                                    $  5,639
AAA      Aaa       2,365     (City University System), Third Resolution, Series 1, 6.25% due 7/01/2004 (a)(g)                  2,684
AAA      Aaa       4,000     (City University System), Third Resolution, Series 1, 6.25% due 7/01/2004 (a)(g)                  4,540
A1+      VMIG1+    1,200     (Cornell University), VRDN, Series B, 3.70% due 7/01/2025 (c)                                     1,200
AAA      Aaa       2,000     (Ithaca College), 5.25% due 7/01/2026 (a)                                                         2,044
AAA      Aaa       2,000     (New School Social Research), 5.75% due 7/01/2026 (b)                                             2,177
AAA      Aaa       4,980     Refunding (City University System), Series C, 7% due 7/01/2014 (f)                                5,327
AAA      Aaa       3,500     Refunding (City University System), Third Generation Resources, Series 2,
                             5% due 7/01/2023 (a)                                                                              3,461
AAA      Aaa       4,250     Refunding (Hospital Mortgage--United Health Services Hospitals), 5.375%
                             due 8/01/2027 (a)                                                                                 4,367
AAA      Aaa       3,100     Refunding (Montefiore Medical Center), 5.25% due 2/01/2015 (a)                                    3,194
AAA      Aaa      10,000     Refunding (North Shore University Hospital), 5.25% due 11/01/2019 (b)                            10,242
AAA      Aaa       6,000     Refunding (Siena College), 5.75% due 7/01/2026 (b)                                                6,530
AAA      Aaa       5,850     Refunding (St. Joseph's Hospital Health Center), 5.25% due 7/01/2018 (b)                          5,960
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,250   New York State Energy Research and Development Authority, Gas Facilities Revenue Bonds
                           (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (b)                               11,263
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, PCR (Niagara Mohawk
                           Power Corp. Project), Series A (c):
A1+      NR*       4,300     DATES, 3.70% due 7/01/2015                                                                        4,300
A1+      NR*       3,700     VRDN, 3.75% due 12/01/2023                                                                        3,700
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,975   New York State Environmental Facilities Corporation, Special Obligation Revenue Refunding
                           Bonds (Riverbank State Park), 5.50% due 4/01/2016 (a)                                               3,162
------------------------------------------------------------------------------------------------------------------------------------
A        A2        7,715   New York State, GO, Series B, 5% due 3/01/2015                                                      7,801
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Medical Care Facilities, Finance Agency Revenue Bonds:
AAA      Aaa       2,790     (Health Center Project--Second Mortgage), Series A, 6.375% due 11/15/2019 (a)                     3,200
AAA      Aaa       1,000     (Long-Term Health Care Insured Program), Series D, 6.50% due 11/01/2015 (e)                       1,105
AAA      Aaa       1,865     (Long-Term Health Care), Series B, 6.45% due 11/01/2014 (e)                                       2,042
AAA      Aaa       8,335     (Mental Health Services Facilities), Series A, 6.375% due 8/15/2017 (f)                           9,099
AAA      Aaa       1,000     (New York Hospital Mortgage), Series A, 6.75% due 2/15/2005 (a)(g)(h)                             1,168
AAA      Aaa       7,250     (New York Hospital Mortgage), Series A, 6.80% due 2/15/2005 (a)(g)(h)                             8,485
AAA      Aaa      10,000     Refunding (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (b)                        10,981
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       7,900   New York State Mortgage Agency Revenue Bonds, RITR, AMT, Series 24,
                           7.72% due 10/01/2028 (d)                                                                            8,837
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Thruway Authority, Highway and Bridge Trust Fund, Series B (f)(g):
AAA      Aaa       8,000     6.25% due 4/01/2004                                                                               9,044
AAA      Aaa       3,000     UT, 6% due 4/01/2004                                                                              3,355
------------------------------------------------------------------------------------------------------------------------------------
AAA      VMIG1+    2,500   New York State Thruway Authority Revenue Bonds, VRDN, 3.70% due 1/01/2024 (c)(f)                    2,500
------------------------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Consolidated Revenue Bonds (f):
AAA      Aaa       5,000     116th Series, 4.25% due 10/01/2026                                                                4,453
AAA      Aaa       2,180     AMT, 97th Series, 6.50% due 7/15/2019                                                             2,443
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,700   Syracuse, New York, COP (Syracuse Hancock International Airport), AMT,
                           6.50% due 1/01/2017 (f)                                                                             6,195
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund, Inc.                           October 31, 1998
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (concluded)
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+   $  500   Syracuse, New York, IDA, Civic Facility Revenue Bonds, Multi-Modal (Syracuse University
                           Project), VRDN, 3.70% due 3/01/2023 (c)                                                          $    500
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,000   Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue Refunding
                           Bonds, Series A, 4.75% due 1/01/2024 (b)                                                            3,841
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$267,022)--99.6%                                                                                    283,513

Other Assets Less Liabilities--0.4%                                                                                            1,069
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $284,582
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a) AMBAC Insured.
(b) MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(e) FSA Insured.
(f) FGIC Insured.
(g) Prerefunded.
(h) FHA Insured.
+   Highest short-term rating by Moody's Investors Service, Inc.
*   Not Rated.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
QUALITY PROFILE
--------------------------------------------------------------------------------

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:
--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa.............................................................      87.8%
A/A.................................................................       5.8
Other*..............................................................       6.0
--------------------------------------------------------------------------------

*   Temporary investments in short-term municipal securities.

MuniYield New York Insured Fund, Inc.                           October 31, 1998
--------------------------------------------------------------------------------
FINANCIAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets, Liabilities and Capital as of October 31, 1998
--------------------------------------------------------------------------------

Assets:       Investments, at value (identified cost--$267,022,066) (Note 1a) .........                  $283,512,835
              Cash ....................................................................                        86,175
              Receivables:
                Interest ..............................................................   $  4,236,184
                Securities sold .......................................................        521,970      4,758,154
                                                                                          ------------
              Prepaid expenses and other assets .......................................                        14,053
                                                                                                         ------------
              Total assets ............................................................                   288,371,217
                                                                                                         ------------
---------------------------------------------------------------------------------------------------------------------
Liabilities:  Payables:
                Securities purchased ..................................................      3,519,444
                Investment adviser (Note 2) ...........................................        125,435
                Dividends to shareholders (Note 1e) ...................................         50,734      3,695,613
                                                                                          ------------
              Accrued expenses and other liabilities ..................................                        93,154
                                                                                                         ------------
              Total liabilities .......................................................                     3,788,767
                                                                                                         ------------
---------------------------------------------------------------------------------------------------------------------
Net Assets:   Net assets ..............................................................                  $284,582,450
                                                                                                         ============
---------------------------------------------------------------------------------------------------------------------
Capital:      Capital Stock (200,000,000 shares authorized) (Note 4):
                Preferred Stock, par value $.05 per share (3,400 shares of AMPS*
                issued and outstanding at $25,000 per share liquidation preference) ...                  $ 85,000,000
                Common Stock, par value $.10 per share (12,274,294 shares issued
                and outstanding) ......................................................   $  1,227,429
              Paid-in capital in excess of par ........................................    171,600,056
              Undistributed investment income--net ....................................      3,010,351
              Undistributed realized capital gains on investments--net ................      7,253,845
              Unrealized appreciation on investments--net .............................     16,490,769
                                                                                          ------------
              Total--Equivalent to $16.26 net asset value per share of Common Stock
              (market price--$16.3125) ................................................                   199,582,450
                                                                                                         ------------
              Total capital ...........................................................                  $284,582,450
                                                                                                         ============
---------------------------------------------------------------------------------------------------------------------

            * Auction Market Preferred Stock.

              See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                           October 31, 1998
--------------------------------------------------------------------------------
FINANCIAL INFORMATION (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

                                                                                                 For the Year Ended
                                                                                                   October 31, 1998
-------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ........                  $15,635,016
(Note 1d):
-------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ...............................    $1,399,829
                     Commission fees (Note 4) ........................................       215,237
                     Professional fees ...............................................        73,296
                     Accounting services (Note 2) ....................................        54,413
                     Transfer agent fees .............................................        31,764
                     Listing fees ....................................................        24,441
                     Directors' fees and expenses ....................................        23,033
                     Custodian fees ..................................................        21,413
                     Printing and shareholder reports ................................        20,946
                     Pricing fees ....................................................         8,042
                     Other ...........................................................        25,943
                                                                                          ----------
                     Total expenses ..................................................                    1,898,357
                                                                                                        -----------
                     Investment income--net ...........................................                  13,736,659
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ...............................                    9,533,983
Unrealized Gain      Change in unrealized appreciation on investments--net ...........                   (2,168,441)
(Loss) on                                                                                               -----------
Investments--Net     Net Increase in Net Assets Resulting from Operations ............                  $21,102,201
(Notes 1b, 1d & 3):                                                                                     ===========
-------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                           October 31, 1998
--------------------------------------------------------------------------------
FINANCIAL INFORMATION (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  For the Year Ended October 31,
                                                                                                  ------------------------------
Increase (Decrease) in Net Assets:                                                                     1998             1997
--------------------------------------------------------------------------------------------------------------------------------
Operations:           Investment income--net ..................................................   $  13,736,659    $  13,937,912
                      Realized gain on investments--net .......................................       9,533,983        4,164,812
                      Change in unrealized appreciation on investments--net ...................      (2,168,441)       1,553,036
                                                                                                  -------------    -------------
                      Net increase in net assets resulting from operations ....................      21,102,201       19,655,760
                                                                                                  -------------    -------------
--------------------------------------------------------------------------------------------------------------------------------
Dividends &           Investment income--net:
Distributions to        Common Stock ..........................................................     (10,960,993)     (10,993,544)
Shareholders            Preferred Stock .......................................................      (2,353,599)      (2,826,998)
(Note 1e):            Realized gain on investments--net:
                        Common Stock ..........................................................      (2,282,779)        (799,349)
                        Preferred Stock .......................................................        (986,221)        (198,679)
                                                                                                  -------------    -------------
                      Net decrease in net assets resulting from dividends and distributions
                      to shareholders .........................................................     (16,583,592)     (14,818,570)
                                                                                                  -------------    -------------
--------------------------------------------------------------------------------------------------------------------------------
Capital Stock         Value of shares issued to Common Stock shareholders in reinvestment
Transactions          of dividends and distributions ..........................................       2,957,094          658,515
(Note 4):                                                                                         -------------    -------------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:           Total increase in net assets ............................................       7,475,703        5,495,705
                      Beginning of year .......................................................     277,106,747      271,611,042
                                                                                                  -------------    -------------
                      End of year* ............................................................   $ 284,582,450    $ 277,106,747
                                                                                                  =============    =============
--------------------------------------------------------------------------------------------------------------------------------
                     *Undistributed investment income--net (Note 1f) ..........................   $   3,010,351    $   2,576,708
                                                                                                  =============    =============
--------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                           October 31, 1998
--------------------------------------------------------------------------------
FINANCIAL INFORMATION (concluded)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The following per share data and ratios have been derived
from information provided in the financial statements.                                   For the Year Ended October 31,
                                                                              ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                                         1998       1997       1996       1995       1994
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...................   $  15.89   $  15.49   $  15.64   $  14.17   $  16.85
Operating                                                                     --------   --------   --------   --------   --------
Performance:         Investment income--net ...............................       1.12       1.15       1.15       1.19       1.20
                     Realized and unrealized gain (loss) on
                     investments--net .....................................        .61        .48       (.03)      1.58      (2.67)
                                                                              --------   --------   --------   --------   --------
                     Total from investment operations .....................       1.73       1.63       1.12       2.77      (1.47)
                                                                              --------   --------   --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net .............................       (.90)      (.91)      (.91)      (.92)      (.97)
                       Realized gain on investments--net ..................       (.19)      (.07)        --       (.10)      (.05)
                       In excess of realized gain on investments--net .....         --         --       (.10)        --         --
                                                                              --------   --------   --------   --------   --------
                     Total dividends and distributions to
                       Common Stock shareholders ..........................      (1.09)      (.98)     (1.01)     (1.02)     (1.02)
                                                                              --------   --------   --------   --------   --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net ...........................       (.19)      (.23)      (.23)      (.26)      (.18)
                         Realized gain on investments--net ................       (.08)      (.02)        --       (.02)      (.01)
                         In excess of realized gain on investments--net ...         --         --       (.03)        --         --
                                                                              --------   --------   --------   --------   --------
                     Total effect of Preferred Stock activity .............       (.27)      (.25)      (.26)      (.28)      (.19)
                                                                              ========   ========   ========   ========   ========
                     Net asset value, end of year .........................   $  16.26   $  15.89   $  15.49   $  15.64   $  14.17
                                                                              ========   ========   ========   ========   ========
                     Market price per share, end of year ..................   $16.3125   $ 15.875   $ 14.875   $ 14.375   $  12.25
                                                                              ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ......................       9.99%     13.79%     10.79%     26.40%    (20.49%)
Return:*                                                                      ========   ========   ========   ========   ========
                     Based on net asset value per share ...................       9.53%      9.37%      6.04%     18.89%     (9.94%)
                                                                              ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................................        .68%       .70%       .70%       .71%       .70%
Net Assets:**                                                                 ========   ========   ========   ========   ========
                     Investment income--net ...............................       4.91%      5.09%      5.11%      5.42%      5.28%
                                                                              ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) .......................................   $199,582   $192,107   $186,611   $188,354   $170,670
                                                                              ========   ========   ========   ========   ========
                     Preferred Stock outstanding, end of year
                     (in thousands) .......................................   $ 85,000   $ 85,000   $ 85,000   $ 85,000   $ 85,000
                                                                              ========   ========   ========   ========   ========
                     Portfolio turnover ...................................      89.76%     81.73%     80.59%     88.17%     41.26%
                                                                              ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ............................   $  3,348   $  3,260   $  3,195   $  3,216   $  3,008
                                                                              ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A--Investment income--net .....................   $    695   $    826   $    819   $    935   $    673
On Preferred Stock                                                            ========   ========   ========   ========   ========
Outstanding:+        Series B--Investment income--net .....................   $    689   $    837   $    807   $    904   $    593
                                                                              ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------

                * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                ** Do not reflect the effect of dividends to Preferred Stock shareholders.
                + Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                           October 31, 1998
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

 . Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 . Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid

MuniYield New York Insured Fund, Inc.                           October 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $11,576 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $242,922,560 and $240,943,452, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                       Realized      Unrealized
                                                         Gains          Gains
--------------------------------------------------------------------------------
Long-term investments ...........................     $9,372,121     $16,490,769
Financial futures contracts .....................        161,862              --
                                                      ----------     -----------
Total ...........................................     $9,533,983     $16,490,769
                                                      ==========     ===========
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $16,490,769, of which $16,905,881 related to appreciated securities and $415,112 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $267,022,066.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 increased by 185,859 and 41,692, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were: Series A, 3.23% and Series B, 3.25%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $85,619 as commissions.

5. Subsequent Event:

On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.080966 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

                       Unaudited Financial Statements for
                      MuniYield New York Insured Fund, Inc.
                            for the Six-Month Period
                              Ended April 30, 1999

MuniYield New York Insured Fund, Inc.                             April 30, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                           (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York--100.1%
------------------------------------------------------------------------------------------------------------------------------------
                           Albany County, New York, Airport Authority, Airport Revenue Bonds:
NR*      Aaa     $ 6,095     RITR, Series RI-7, 7.52% due 12/15/2023 (d)(e)                                                 $  7,188
AAA      Aaa       4,565     Series B, 4.75% due 12/15/2018 (e)                                                                4,368
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       8,200   Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge System Revenue Bonds,
                           5.75% due 1/01/2025 (b)                                                                             8,725
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,000   Long Island Power Authority, New York, Electric System Revenue Bonds, Series A,
                           5.25% due 12/01/2026 (a)                                                                           10,142
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      850   Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN, Sub-Series 7,
                           4.10% due 4/01/2025 (b)(c)                                                                            850
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds,
                           Series C-1, 5.375% due 7/01/2027 (f)                                                                2,576
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,680   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                           Refunding Bonds, Series B, 4.75% due 7/01/2026 (f)                                                  4,401
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       7,370   Metropolitan Transportation Authority, New York, Transportation Facilities Revenue
                           Refunding Bonds, Series A, 4.75% due 7/01/2024 (b)                                                  6,946
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   Nassau County, New York, GO (General Improvement), Series V, 5.25% due 3/01/2011 (a)                5,250
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, GO, Refunding:
A-       A3        3,870     Series B, 6.375% due 8/15/2012                                                                    4,281
AAA      Aaa       2,500     Series D, 5.25% due 8/01/2021 (b)                                                                 2,533
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      400   New York City, New York, GO, VRDN, Series B-2, Sub-Series B-5, 4.10% due 8/15/2011 (b)(c)             400
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                           Revenue Bonds, Series B (b):
AAA      Aaa      22,500     5.75% due 6/15/2026                                                                              24,161
AAA      Aaa       5,000     5.50% due 6/15/2027                                                                               5,222
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                           Revenue Refunding Bonds:
AAA      Aaa       1,000     Series A, 5.375% due 6/15/2026 (e)                                                                1,025
AAA      Aaa      10,000     Series B, 5.25% due 6/15/2029 (a)                                                                10,122
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa      14,585   New York City, New York, RITR, Series 33, 6.24% due 8/01/2027 (b)(d)                               15,442
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO ABBREVIATIONS
--------------------------------------------------------------------------------

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
FLOATS   Floating Rate Securities
GO       General Obligation Bonds
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes

MuniYield New York Insured Fund, Inc.                             April 30, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $10,385   New York City, New York, Transitional Finance Authority Revenue Bonds, Future Tax
                           Secured, Series B, 4.75% due 11/15/2023 (f)                                                      $  9,810
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       8,750   New York State Dormitory Authority, Lease Revenue Bonds (Municipal Health Facilities
                           Improvement Program), Series 1, 4.75% due 1/15/2029 (e)                                             8,195
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
AAA      Aaa       4,000     (City University System), Third Resolution, Series 1, 6.25% due 7/01/2004 (a)(g)                  4,510
AAA      Aaa       2,000     (Ithaca College), 5.25% due 7/01/2026 (a)                                                         2,027
AAA      Aaa       2,000     (New School Social Research), 5.75% due 7/01/2026 (b)                                             2,153
AAA      Aaa       6,000     (Siena College), 5.75% due 7/01/2026 (b)                                                          6,460
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Refunding Bonds:
AAA      Aaa       4,400     (City University System), Series C, 7.50% due 7/01/2010 (f)                                       5,408
AAA      Aaa       4,980     (City University System), Series C, 7% due 7/01/2014 (f)                                          5,271
AAA      NR*       4,250     (Hospital Mortgage--United Health Services Hospitals), 5.375% due 8/01/2027 (a)(h)                4,356
AAA      Aaa      10,000     (North Shore University Hospital), 5.25% due 11/01/2019 (b)                                      10,095
AAA      Aaa       5,850     (Saint Joseph's Hospital Health Center), 5.25% due 7/01/2018 (b)                                  5,909
AAA      Aaa      13,360     (State University Educational Facilities), Series A, 4.75% due 5/15/2025 (b)                     12,580
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,250   New York State Energy Research and Development Authority, Gas Facilities Revenue Bonds
                           (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (b)                               11,159
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, PCR, Refunding (c):
A1+      VMIG1+    1,200     (New York State Electric and Gas), VRDN, Series D, 4.20% due 10/01/2029                           1,200
NR*      P1        4,900     (Niagara Mohawk Corporation Project), FLOATS, Series A, 4.20% due 3/01/2027                       4,900
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,975   New York State Environmental Facilities Corporation, Special Obligation Revenue Refunding
                           Bonds (Riverbank State Park), 5.50% due 4/01/2016 (a)                                               3,130
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Medical Care Facilities, Finance Agency Revenue Bonds:
AAA      Aaa       2,680     (Health Center Project--Second Mortgage), Series A, 6.375% due 11/15/2019 (a)                     3,053
AAA      Aaa       1,865     (Long-Term Health Care), Series B, 6.45% due 11/01/2014 (e)                                       2,024
AAA      Aaa       1,000     (Long-Term Health Care--Insured Program), Series D, 6.50% due 11/01/2015 (e)                      1,096
AAA      Aaa       1,000     (New York Hospital Mortgage), Series A, 6.75% due 2/15/2005 (a)(g)(h)                             1,156
AAA      Aaa       7,250     (New York Hospital Mortgage), Series A, 6.80% due 2/15/2005 (a)(g)(h)                             8,397
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,000   New York State Medical Care Facilities, Finance Agency Revenue Refunding Bonds
                           (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (b)                                    10,891
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*       7,900   New York State Mortgage Agency Revenue Bonds, RITR, Series 24, 7.07% due 10/01/2028 (d)             8,895
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      800   New York State Thruway Authority, General Revenue Bonds, VRDN, 4.20% due 1/01/2024 (c)(f)             800
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Bonds,
                           Series B (f)(g):
AAA      Aaa       3,000     6% due 4/01/2004                                                                                  3,335
AAA      Aaa       8,000     6.25% due 4/01/2004                                                                               8,982
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       6,500   New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional
                           Capital Project), Series A, 5.25% due 1/01/2021 (e)                                                 6,561
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,180   Port Authority of New York and New Jersey, Consolidated Revenue Bonds, AMT, 97th Series,
                           6.50% due 7/15/2019 (f)                                                                             2,414
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,700   Syracuse, New York, COP (Syracuse Hancock International Airport), AMT, 6.50%
                           due 1/01/2017 (f)                                                                                   6,140
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund, Inc.                             April 30, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                     Value
Ratings  Ratings  Amount                                       Issue                                                      (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
New York (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 3,000   Syracuse, New York, GO, Refunding, Series B, 5.25% due 10/01/2014 (e)                           $  3,115
-----------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      500   Syracuse, New York, IDA, Civic Facility Revenue Bonds (Multi-Modal-Syracuse University
                           Project), VRDN, 4.20% due 3/01/2023 (c)                                                              500
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$266,195)--100.1%                                                                                  278,154

Liabilities in Excess of Other Assets--(0.1%)                                                                                  (143)
                                                                                                                           --------
Net Assets--100.0%                                                                                                         $278,011
                                                                                                                           ========
-----------------------------------------------------------------------------------------------------------------------------------

(a) AMBAC Insured.
(b) MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(e) FSA Insured.
(f) FGIC Insured.
(g) Prerefunded.
(h) FHA Insured.
+   Highest short-term rating by Moody's Investors Service, Inc.
*   Not Rated.

See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                             April 30, 1999
--------------------------------------------------------------------------------
FINANCIAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets, Liabilities and Capital as of April 30, 1999
--------------------------------------------------------------------------------

Assets:        Investments, at value (identified cost--$266,194,870) (Note 1a) .........                  $278,154,486
               Cash ....................................................................                        23,465
               Interest receivable .....................................................                     4,933,029
               Prepaid expenses and other assets .......................................                        14,053
                                                                                                          ------------
               Total assets ............................................................                   283,125,033
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Liabilities:   Payables:
                 Securities purchased ..................................................   $  4,949,109
                 Investment adviser (Note 2) ...........................................        122,104
                 Dividends to shareholders (Note 1e) ...................................         26,656      5,097,869
                                                                                           ------------
               Accrued expenses and other liabilities ..................................                        16,072
                                                                                                          ------------

               Total liabilities .......................................................                     5,113,941
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:    Net assets ..............................................................                  $278,011,092
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
Capital:       Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.05 per share (3,400 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference) ...                  $ 85,000,000
                 Common Stock, par value $.10 per share (12,560,647 shares issued
                 and outstanding) ......................................................   $  1,256,065
               Paid-in capital in excess of par ........................................    176,066,384
               Undistributed investment income--net ....................................      3,215,494
               Undistributed realized capital gains on investments--net ................        513,533
               Unrealized appreciation on investments--net .............................     11,959,616
                                                                                           ------------
               Total--Equivalent to $15.37 net asset value per share of Common Stock
               (market price--$15.9375) ................................................                   193,011,092
                                                                                                          ------------
               Total capital ...........................................................                  $278,011,092
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

              *Auction Market Preferred Stock.

               See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                             April 30, 1999
--------------------------------------------------------------------------------
FINANCIAL INFORMATION (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

                                                                                      For the Six Months Ended
                                                                                                April 30, 1999
--------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ...                  $ 7,480,963
(Note 1d):
--------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ..........................   $   699,084
                     Commission fees (Note 4) ...................................       103,126
                     Accounting services (Note 2) ...............................        38,210
                     Professional fees ..........................................        34,807
                     Transfer agent fees ........................................        29,056
                     Printing and shareholder reports ...........................        12,103
                     Listing fees ...............................................        11,951
                     Custodian fees .............................................        11,336
                     Directors' fees and expenses ...............................        11,131
                     Pricing fees ...............................................         3,868
                     Other ......................................................        16,656
                                                                                    -----------
                     Total expenses .............................................                      971,328
                                                                                                   -----------
                     Investment income--net .....................................                    6,509,635
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ..........................                    2,518,058
Unrealized Gain      Change in unrealized appreciation on investments--net ......                   (4,531,153)
(Loss) on                                                                                          -----------
Investments--Net     Net Increase in Net Assets Resulting from Operations .......                  $ 4,496,540
(Notes 1b, 1d & 3):                                                                                ===========
--------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                             April 30, 1999
--------------------------------------------------------------------------------
FINANCIAL INFORMATION (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                              April 30, 1999    Oct. 31, 1998
-------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ..................................................   $   6,509,635    $  13,736,659
                     Realized gain on investments--net .......................................       2,518,058        9,533,983
                     Change in unrealized appreciation on investments--net ...................      (4,531,153)      (2,168,441)
                                                                                                 -------------    -------------
                     Net increase in net assets resulting from operations ....................       4,496,540       21,102,201
                                                                                                 -------------    -------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock ..........................................................      (5,742,676)     (10,960,993)
Shareholders           Preferred Stock .......................................................        (561,816)      (2,353,599)
(Note 1e):           Realized gain on investments--net:
                       Common Stock ..........................................................      (8,008,462)      (2,282,779)
                       Preferred Stock .......................................................      (1,249,908)        (986,221)
                                                                                                 -------------    -------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders .........................................................     (15,562,862)     (16,583,592)
                                                                                                 -------------    -------------
-------------------------------------------------------------------------------------------------------------------------------
Capital Stock        Value of shares issued to Common Stock shareholders in reinvestment
Transactions         of dividends and distributions ..........................................       4,494,964        2,957,094
(Note 4):                                                                                        -------------    -------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets .................................      (6,571,358)       7,475,703
                     Beginning of period .....................................................     284,582,450      277,106,747
                                                                                                 -------------    -------------
                     End of period* ..........................................................   $ 278,011,092    $ 284,582,450
                                                                                                 =============    =============
-------------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net ....................................   $   3,215,494    $   3,010,351
                                                                                                 =============    =============
-------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                             April 30, 1999
--------------------------------------------------------------------------------
FINANCIAL INFORMATION (concluded)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The following per share data and ratios have been derived                   For the Six
from information provided in the financial statements.                      Months Ended        For the Year Ended October 31,
                                                                              April 30,   -----------------------------------------
Increase (Decrease) in Net Asset Value:                                         1999        1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .................   $  16.26    $  15.89   $  15.49   $  15.64   $  14.17
Operating                                                                     --------    --------   --------   --------   --------
Performance:         Investment income--net ...............................        .51        1.12       1.15       1.15       1.19
                     Realized and unrealized gain (loss) on
                     investments--net .....................................       (.15)        .61        .48       (.03)      1.58
                                                                              --------    --------   --------   --------   --------
                     Total from investment operations .....................        .36        1.73       1.63       1.12       2.77
                                                                              --------    --------   --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net .............................       (.46)       (.90)      (.91)      (.91)      (.92)
                       Realized gain on investments--net ..................       (.65)       (.19)      (.07)        --       (.10)
                       In excess of realized gain on investments--net .....         --          --         --       (.10)        --
                                                                              --------    --------   --------   --------   --------
                     Total dividends and distributions to
                     Common Stock shareholders ............................      (1.11)      (1.09)      (.98)     (1.01)     (1.02)
                                                                              --------    --------   --------   --------   --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net ...........................       (.04)       (.19)      (.23)      (.23)      (.26)
                         Realized gain on investments--net ................       (.10)       (.08)      (.02)        --       (.02)
                         In excess of realized gain on investments--net ...         --          --         --       (.03)        --
                                                                              --------    --------   --------   --------   --------
                     Total effect of Preferred Stock activity .............       (.14)       (.27)      (.25)      (.26)      (.28)
                                                                              --------    --------   --------   --------   --------
                     Net asset value, end of period .......................   $  15.37    $  16.26   $  15.89   $  15.49   $  15.64
                                                                              ========    ========   ========   ========   ========
                     Market price per share, end of period ................   $15.9375    $16.3125   $ 15.875   $ 14.875   $ 14.375
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ......................       4.77%+      9.99%     13.79%     10.79%     26.40%
Return:**                                                                     ========    ========   ========   ========   ========
                     Based on net asset value per share ...................       1.36%+      9.53%      9.37%      6.04%     18.89%
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................................        .69%*       .68%       .70%       .70%       .71%
Net Assets:***                                                                ========    ========   ========   ========   ========
                     Investment income--net ...............................       4.65%*      4.91%      5.09%      5.11%      5.42%
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) .......................................   $193,011    $199,582   $192,107   $186,611   $188,354
                                                                              ========    ========   ========   ========   ========
                     Preferred Stock outstanding, end of period
                     (in thousands) .......................................   $ 85,000    $ 85,000   $ 85,000   $ 85,000   $ 85,000
                                                                              ========    ========   ========   ========   ========
                     Portfolio turnover ...................................      43.75%      89.76%     81.73%     80.59%     88.17%
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ............................   $  3,271    $  3,348   $  3,260   $  3,195   $  3,216
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A--Investment income--net .....................   $    160    $    695   $    826   $    819   $    935
On Preferred Stock                                                            ========    ========   ========   ========   ========
Outstanding:         Series B--Investment income--net .....................   $    171    $    689   $    837   $    807   $    904
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------

                *   Annualized.
                **  Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,
                    may result in substantially different returns. Total
                    investment returns exclude the effects of sales loads.
                *** Do not reflect the effect of dividends to Preferred Stock shareholders.
                +   Aggregate total investment return.

                    See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                             April 30, 1999
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

 . Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 . Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis.

MuniYield New York Insured Fund, Inc.                             April 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $121,958,493 and $116,833,422, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                       Realized       Unrealized
                                                         Gains          Gains
--------------------------------------------------------------------------------
Long-term investments ...........................     $2,485,868     $11,959,616
Financial futures contracts .....................         32,190              --
                                                      ----------     -----------
Total ...........................................     $2,518,058     $11,959,616
                                                      ==========     ===========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $11,959,616, of which $12,507,082 related to appreciated securities and $547,466 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $266,194,870.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 increased by 286,353 and 185,859, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were: Series A, 3.25% and Series B, 3.27%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $38,964 as commissions.

5. Subsequent Event:

On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071989 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

                        Audited Financial Statements for
                    MuniYield New York Insured Fund II, Inc.
                   for the Fiscal Year ended October 31, 1998

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors,
MuniYield New York Insured Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield New York Insured Fund II, Inc., including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1996 of MuniYield New York Insured Fund II, Inc., were audited by other auditors whose report dated December 3, 1996, expressed an unqualified opinion on such financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of MuniYield New York Insured Fund II, Inc. at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
Princeton, New Jersey
December 1, 1998

MuniYield New York Insured Fund II, Inc.                        October 31, 1998
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                           (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York--98.6%
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 4,095   Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                           Series RI-97-7, 8.17% due 12/15/2023 (c)(f)                                                      $  4,837
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       3,000   Allegany County, New York, IDA, Civic Facilities Revenue Refunding Bonds (Alfred
                           University), 5% due 8/01/2028 (d)                                                                   2,954
------------------------------------------------------------------------------------------------------------------------------------
A        A2        3,000   Allegany County, New York, IDA, Solid Waste Disposal Facility Revenue Bonds (Atlantic
                           Richfield Company), AMT, 6.625% due 9/01/2016                                                       3,267
------------------------------------------------------------------------------------------------------------------------------------
A        A2        1,275   Battery Park City Authority, New York, Revenue Refunding Bonds, Junior--Series A, 5.80%
                           due 11/01/2022                                                                                      1,364
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,300   Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due 7/01/2013 (b)                    4,957
------------------------------------------------------------------------------------------------------------------------------------
                           Huntington, New York, Refunding, GO, UT (a):
NR*      Aaa         715     5.50% due 4/15/2010                                                                                 789
NR*      Aaa         485     5.50% due 4/15/2011                                                                                 534
NR*      Aaa         460     5.50% due 4/15/2012                                                                                 507
NR*      Aaa         455     5.50% due 4/15/2013                                                                                 500
NR*      Aaa         450     5.50% due 4/15/2014                                                                                 492
NR*      Aaa         450     5.50% due 4/15/2015                                                                                 489
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,800   Long Island Power Authority, New York, Electric Systems Revenue Refunding Bonds,
                           Series A, 5.50% due 12/01/2029 (d)                                                                 11,312
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       9,570   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds,
                           Series A, 6.375% due 7/01/2004 (d)(e)                                                              10,884
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Refunding
                           Bonds, Series B, 4.75% due 7/01/2026 (b)                                                            4,792
------------------------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds,
                           Series A (b):
AAA      Aaa       5,250     5% due 4/01/2023                                                                                  5,191
AAA      Aaa       7,100     4.75% due 4/01/2028                                                                               6,796
------------------------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds:
AAA      Aaa       2,000     Series A, 6.10% due 7/01/2006 (c)(e)                                                              2,302
AAA      Aaa       2,500     Series C-1, 5.50% due 7/01/2022 (b)                                                               2,645
------------------------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Transit Facilities Revenue Refunding
                           Bonds, Series A (d):
AAA      Aaa       3,555     4.75% due 7/01/2021                                                                               3,421
AAA      Aaa       5,325     4.75% due 7/01/2024                                                                               5,111
------------------------------------------------------------------------------------------------------------------------------------
BBB+     Baa1      3,000   Metropolitan Transportation Authority, New York, Transit Facilities, Service Contract,
                           Revenue Refunding Bonds, Series 5, 7% due 7/01/2012                                                 3,281
------------------------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Transportation Facilities
                           Revenue Bonds (e):
AAA      Aaa       2,400     Series A, 6.10% due 7/01/2006 (c)                                                                 2,762
AAA      Aaa      30,690     Series O, 6.375% due 7/01/2004 (d)                                                               34,905
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,005   Mount Sinai, New York, Union Free School District, Refunding, GO, UT, 6.20%
                           due 2/15/2019 (a)                                                                                   1,180
------------------------------------------------------------------------------------------------------------------------------------
                           Nassau County, New York, GO, UT, Series P (b)(e):
AAA      Aaa       3,250     6.50% due 11/01/2004                                                                              3,778
AAA      Aaa       3,685     6.50% due 11/01/2004                                                                              4,283
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   New York City, New York, Cultural Resources Trust, Revenue Refunding Bonds (Museum of
                           Modern Art), Series A, 5.50% due 1/01/2021 (a)                                                      3,175
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                        October 31, 1998
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, GO, UT:
A-       A3      $ 3,625     7.50% due 2/01/2006                                                                            $  4,055
AAA      Aaa       2,000     Series B, Fiscal 92, 7% due 2/01/2017 (a)                                                         2,208
AAA      Aaa       2,000     Series B, Fiscal 92, 7% due 2/01/2018 (a)                                                         2,208
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, IDA, Civic Facility Revenue Bonds:
NR*      Aaa         885     (Anti-Defamation League Foundation), Series A, 5.50% due 6/01/2022 (d)                              938
AAA      Aaa      12,500     (USTA National Tennis Center Project), 6.375% due 11/15/2014 (c)                                 14,060
------------------------------------------------------------------------------------------------------------------------------------
A        A         7,485   New York City, New York, IDA, Special Facility Revenue Bonds, RITR,
                           AMT, Series RI-5, 8.195% due 1/01/2024 (f)                                                          8,516
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                           Revenue Bonds:
A-       A2       13,000     RITR, Series 21, 7.62% due 6/15/2029 (f)                                                         15,049
A        A1        1,290     Series A, 6.75% due 6/15/2017                                                                     1,390
AAA      Aaa       7,500     Series A, 4.75% due 6/15/2031 (b)                                                                 7,142
AAA      Aaa       2,000     Series A-1994, 7% due 6/15/2015 (b)                                                               2,173
AAA      Aaa       1,500     Series F, 5.50% due 6/15/2023 (d)                                                                 1,574
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                           Revenue Refunding Bonds:
AAA      Aaa       5,000     Series A, 6% due 6/15/2005 (d)(e)                                                                 5,631
AAA      Aaa       5,000     Series D, 4.75% due 6/15/2025 (b)                                                                 4,795
A1+      VMIG1+    1,500     VRDN, Series A, 3.70% due 6/15/2025 (b)(g)                                                        1,500
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Transitional Finance Authority Revenue Bonds, Future Tax
                           Secured, Series B (b):
AAA      Aaa       7,500     4.75% due 11/15/2023                                                                              7,203
AAA      Aaa      10,000     4.50% due 11/15/2027                                                                              9,224
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      300   New York, New York, GO, UT, VRDN, Series B, 3.60% due 10/01/2022 (b)(g)                               300
------------------------------------------------------------------------------------------------------------------------------------
A-       A3        3,400   New York, New York, Refunding, GO, UT, Series J, 5% due 8/01/2023                                   3,324
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
AAA      Aaa      11,165     (City University System), Third Generation Reserves, Series 2, 6.875% due 7/01/2004 (d)(e)       13,022
AAA      Aaa       3,000     (City University System), Third Resolution, Series 1, 6.25% due 7/01/2004 (a)(e)                  3,405
AAA      Aaa       3,640     (City University System), Third Resolution, Series 1, 6.25% due 7/01/2004 (a)(e)                  4,132
AAA      Aaa       6,290     (City University System), Third Resolution, Series 1, 6.30% due 7/01/2024 (a)                     7,049
AAA      Aaa       1,375     (Consolidated City University System), Second Generation, Series A, 5.75% due 7/01/2018 (c)       1,532
A-       A3        2,340     (Mental Health Services Facilities Improvement), 6% due 8/15/2016                                 2,637
AAA      Aaa       4,350     (Mental Health Services Facilities Improvement), Series F, 4.50% due 8/15/2028 (a)                4,008
AAA      Aaa       6,000     (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (d)                               6,244
AAA      Aaa       1,105     (New School of Social Research), 5.75% due 7/01/2026 (d)                                          1,202
AAA      Aaa       2,000     (New York University), Series A, 5.75% due 7/01/2027 (d)                                          2,267
NR*      Aaa       8,125     RITR, Series 1, 7.885% due 7/01/2027 (f)                                                         10,293
AAA      Aaa       3,500     (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(h)                                             3,617
AAA      Aaa       1,050     (Saint John's University), 6.875% due 7/01/2011 (a)                                               1,149
AAA      Aaa      12,000     (Sloan Kettering Cancer Memorial), 5.50% due 7/01/2023 (d)                                       13,078
BBB+     Baa1      1,000     (State University Athletic Facilities), 7.25% due 7/01/2021                                       1,089
AAA      Aaa      12,230     (State University Educational Facilities), Series B, 6.25% due 5/15/2004 (d)(e)                  13,854
AAA      Aaa       2,000     (State University Educational Facilities), Series B, 5.75% due 5/15/2004 (b)(e)                   2,184
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                        October 31, 1998
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Refunding Bonds:
AAA      Aaa     $10,000     (Mental Health Services Facilities Improvement), Series D, 4.75% due 2/15/2025 (d)             $  9,593
AAA      Aaa       1,500     (New York & Presbyterian Hospital), Series A, 4.75% due 8/01/2027 (a)                             1,432
AAA      Aaa       4,000     (North Shore University Hospital), 5.25% due 11/01/2019 (d)                                       4,097
AAA      Aaa       5,000     (Rockefeller University), 4.75% due 7/01/2037                                                     4,770
AAA      Aaa       4,500     (State University Educational Facilities), Series A, 5.875% due 5/15/2011 (b)                     5,139
A-       A3        1,500     (State University Educational Facilities), Series A, 5.50% due 5/15/2019                          1,608
A-       A3        2,000     (State University Educational Facilities), Series A, 5.25% due 5/15/2021                          2,081
AAA      Aaa      13,660     (State University Educational Facilities), Series A, 4.75% due 5/15/2025 (d)                     13,103
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, Facilities Revenue Bonds
                           (Consolidated Edison Company Inc.), AMT, Series A:
AAA      Aaa       2,000     6.75% due 1/15/2027 (d)                                                                           2,128
AAA      Aaa       3,785     6.75% due 1/15/2027 (a)                                                                           4,030
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,200   New York State Energy Research and Development Authority, Facilities Revenue Bonds,
                           RITR, Series 19, 8.47% due 8/15/2020 (f)                                                            5,142
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, Gas Facilities Revenue Bonds:
AAA      Aaa      12,000     (Brooklyn Union Gas Company), AMT, Series A, 6.75% due 2/01/2024 (d)                             13,181
AAA      Aaa       6,255     (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (d)                              6,873
AAA      Aaa      14,355     RITR, Series 9, 7.27% due 1/01/2021 (d)(f)                                                       15,893
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,600   New York State Energy Research and Development Authority, PCR, Refunding (Rochester
                           Gas and Electric Project), AMT, Series B, 6.50% due 5/15/2032 (d)                                   3,926
------------------------------------------------------------------------------------------------------------------------------------
A1+      NR*       4,900   New York State Energy Research and Development Authority, Various PCR
                           (Niagara Power Corporation Project), VRDN, AMT, Series B, 3.75% due 7/01/2027 (g)                   4,900
------------------------------------------------------------------------------------------------------------------------------------
A-       Aa        5,000   New York State Environmental Facilities Corporation, PCR, RITR, Series RI-1, 7.895%
                           due 6/15/2014 (f)                                                                                   5,930
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,040   New York State HFA, M/F Housing Revenue Bonds, AMT, Series A, 7.75% due 11/01/2020 (a)              1,112
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       6,575   New York State Local Government Assistance Corporation, RITR, Series 22, 8.27%
                           due 4/01/2024 (a)(f)                                                                                8,015
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Medical Care Facilities, Finance Agency Revenue Bonds:
AAA      Aaa       5,535     (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2005 (e)                            6,493
AAA      Aaa       2,790     (Health Center Project--Second Mortgage), Series A, 6.375% due 11/15/2019 (a)                     3,200
AAA      Aaa       3,000     (Mental Health), Series E, 6.50% due 8/15/2015 (c)                                                3,398
AAA      Aaa       1,500     (Mental Health Services Facilities), Series A, 6% due 2/15/2025 (d)                               1,662
AAA      Aaa      12,250     (New York Hospital Mortgage), Series A, 6.50% due 2/15/2005 (a)(e)(h)                            14,136
AAA      Aaa      12,850     (New York Hospital Mortgage), Series A, 6.80% due 2/15/2005 (a)(e)(h)                            15,040
AAA      Aaa       3,700     Series F, 6.50% due 8/15/2002 (c)(e)                                                              4,126
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,200   New York State Medical Care Facilities, Finance Agency Revenue Refunding Bonds
                           (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (d)                                     5,710
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds:
NR*      Aa2       3,270     AMT, Series 44, 7.50% due 4/01/2026                                                               3,579
AAA      Aaa       1,000     Series 43, 6.45% due 10/01/2017 (d)                                                               1,088
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       4,000   New York State Mortgage Agency Revenue Bonds, RITR, AMT, Series 24, 7.72%
                           due 10/01/2028 (f)                                                                                  4,474
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                        October 31, 1998
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 2,050   New York State Power Authority, Revenue Refunding and General Purpose Bonds, Series CC,
                           5% due 1/01/2003 (d)(e)                                                                          $  2,180
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,400   New York State Thruway Authority, General Revenue Bonds, Series C, 6% due 1/01/2005 (b)(e)          3,830
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      11,000   New York State Thruway Authority, Highway and Bridge Trust Fund, Series B, 6.25%
                           due 4/01/2004 (b)(e)                                                                               12,436
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Thruway Authority, Service Contract Revenue Bonds (Local Highway and
                           Bridge), Series A-2 (d):
AAA      Aaa       7,000     5.375% due 4/01/2016                                                                              7,325
AAA      Aaa       5,000     5% due 4/01/2018                                                                                  4,994
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,295   New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional
                           Capital Facilities), Series A, 5.25% due 1/01/2014 (c)                                              2,438
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,725   Niagara Falls, New York, Bridge Commission Toll Revenue Bonds, 6.125% due 10/01/2002 (b)(e)         5,222
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Niagara Falls, New York, Water Treatment Plant, UT, AMT, 7.25% due 11/01/2010 (d)                   1,251
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,260   North Country, New York, Development Authority, Solid Waste Management System,
                           Revenue Refunding Bonds, 6% due 5/15/2015 (c)                                                       1,434
------------------------------------------------------------------------------------------------------------------------------------
                           North Hempstead, New York, GO, UT, Refunding, Series B (b):
AAA      Aaa       1,745     6.40% due 4/01/2013                                                                               2,086
AAA      Aaa         555     6.40% due 4/01/2017                                                                                 662
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,665   Oneida County, New York, IDA Revenue Bonds, Civic Facility (Mohawk Valley Network Inc.),
                           Series A, 5.20% due 2/01/2013 (c)                                                                   1,719
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,080   Oneida County, New York, Refunding, GO, UT, 5.50% due 3/15/2009 (b)                                 1,187
------------------------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1        3,000     71st Series, 6.50% due 1/15/2026                                                                  3,205
AAA      Aaa       2,000     71st Series, 6.50% due 1/15/2026 (b)                                                              2,136
AAA      Aaa       3,200     104th Series, 4.75% due 1/15/2026 (a)                                                             3,086
AAA      Aaa       6,300     116th Series, 4.50% due 10/01/2018                                                                5,974
AAA      Aaa      10,000     116th Series, 4.25% due 10/01/2026 (b)                                                            8,905
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,000   Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 7.885%
                           due 1/15/2017 (c)(f)                                                                                4,693
------------------------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                           (Versatile Structure Obligation), VRDN (g):
A1       VMIG1+    2,000     AMT, Series 1R, 3.85% due 8/01/2028                                                               2,000
A1+      VMIG1+    1,100     Series 2, 3.70% due 5/01/2019                                                                     1,100
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   St. Lawrence County, New York, Industrial Development Civic Facility Revenue Bonds
                           (St. Lawrence University Project), Series A, 5.375% due 7/01/2018 (d)                               2,593
------------------------------------------------------------------------------------------------------------------------------------
                           Syracuse, New York, COP (Syracuse Hancock International Airport), AMT (b):
AAA      Aaa       3,650     6.625% due 1/01/2012                                                                              3,989
AAA      Aaa       3,120     6.50% due 1/01/2017                                                                               3,391
------------------------------------------------------------------------------------------------------------------------------------
BBB+     Baa1      4,000   Triborough Bridge and Tunnel Authority, New York (Convention Center Project), Series E,
                           7.25% due 1/01/2010                                                                                 4,813
------------------------------------------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding Bonds:
A+       Aa3       1,000     Series B, 5% due 1/01/2020                                                                        1,009
AAA      Aaa       2,000     Series Y, 6.125% due 1/01/2021 (i)                                                                2,338
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                        October 31, 1998
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue
                           Refunding Bonds:
AAA      Aaa     $ 1,030     6.25% due 1/01/2012 (a)                                                                        $  1,111
AAA      Aaa       2,265     Series A, 5.125% due 1/01/2011 (d)                                                                2,401
AAA      Aaa       2,000     Series B, 6.875% due 1/01/2015 (a)                                                                2,160
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$548,168)--98.6%                                                                                    586,087

Other Assets Less Liabilities--1.4%                                                                                            8,571
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $594,658
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FSA Insured.
(d) MBIA Insured.
(e) Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(h) FHA Insured.
(i) CAPMAC Insured.
+   Highest short-term rating by Moody's Investors Service, Inc.
*   Not Rated.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
QUALITY PROFILE
--------------------------------------------------------------------------------

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa................................................................  85.8%
AA/Aa..................................................................   2.3
A/A....................................................................   7.3
BBB/Baa................................................................   1.5
Other*.................................................................   1.7
--------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.

--------------------------------------------------------------------------------
PORTFOLIO ABBREVIATIONS
--------------------------------------------------------------------------------

To simplify the listings of MuniYield New York Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

MuniYield New York Insured Fund II, Inc.                        October 31, 1998
--------------------------------------------------------------------------------
FINANCIAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets, Liabilities and Capital as of October 31, 1998
--------------------------------------------------------------------------------

Assets:       Investments, at value (identified cost--$548,168,254) (Note 1a) .........                    $586,087,459
              Cash ....................................................................                          34,400
              Receivables:
                Interest ..............................................................   $ 10,249,453
                Securities sold .......................................................      9,184,466       19,433,919
                                                                                          ------------
              Prepaid expenses and other assets .......................................                          19,427
                                                                                                           ------------
              Total assets ............................................................                     605,575,205
                                                                                                           ------------
-----------------------------------------------------------------------------------------------------------------------
Liabilities:  Payables:
                Securities purchased ..................................................     10,000,265
                Dividends to shareholders (Note 1f) ...................................        480,741
                Investment adviser (Note 2) ...........................................        262,440       10,743,446
                                                                                          ------------
              Accrued expenses and other liabilities ..................................                         173,974
                                                                                                           ------------
              Total liabilities .......................................................                      10,917,420
                                                                                                           ------------
-----------------------------------------------------------------------------------------------------------------------
Net Assets:   Net assets ..............................................................                    $594,657,785
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------
Capital:      Capital Stock (200,000,000 shares authorized) (Note 4):
                Preferred Stock, par value $.05 per share (6,960 shares of AMPS*
                issued and outstanding at $25,000 per share liquidation preference) ...                    $174,000,000
                Common Stock, par value $.10 per share (26,592,191 shares issued
                and outstanding) ......................................................   $  2,659,219
              Paid-in capital in excess of par ........................................    380,433,873
              Undistributed investment income--net ....................................      2,000,229
              Accumulated realized capital losses on investments--net .................     (2,354,741)
              Unrealized appreciation on investments--net .............................     37,919,205
                                                                                          ------------
              Total--Equivalent to $15.82 net asset value per share of Common Stock
              (market price--$15.4375) ................................................                     420,657,785
                                                                                                           ------------
              Total capital ...........................................................                    $594,657,785
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------

              * Auction Market Preferred Stock.

              See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                        October 31, 1998
--------------------------------------------------------------------------------
FINANCIAL INFORMATION (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

                                                                                            For the Year Ended
                                                                                              October 31, 1998
--------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ...                  $30,186,750
(Note 1d):
--------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ..........................   $ 2,775,072
                     Commission fees (Note 4) ...................................       416,534
                     Professional fees ..........................................       105,251
                     Transfer agent fees ........................................        73,492
                     Accounting services (Note 2) ...............................        51,834
                     Custodian fees .............................................        32,293
                     Listing fees ...............................................        24,390
                     Directors' fees and expenses ...............................        23,221
                     Pricing fees ...............................................        19,696
                     Other ......................................................        11,830
                                                                                    -----------
                     Total expenses .............................................                    3,533,613
                                                                                                   -----------
                     Investment income--net .....................................                   26,653,137
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ..........................                   15,690,747
ized Gain (Loss) on  Change in unrealized appreciation on investments--net ......                     (667,130)
Investments--Net                                                                                   -----------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations .......                  $41,676,754
                                                                                                   ===========
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                     For the Year Ended October 31,
                                                                                                     ------------------------------
Increase (Decrease) in Net Assets:                                                                        1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .......................................................   $ 26,653,137    $ 20,346,467
                     Realized gain on investments--net ............................................     15,690,747       5,879,051
                     Change in unrealized appreciation on investments--net ........................       (667,130)      9,153,298
                                                                                                      ------------    ------------
                     Net increase in net assets resulting from operations .........................     41,676,754      35,378,816
                                                                                                      ------------    ------------
----------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock ...............................................................    (20,787,847)    (15,161,332)
Shareholders           Preferred Stock ............................................................     (5,533,891)     (4,351,319)
(Note 1f):           Realized gain on investments--net:
                       Common Stock ...............................................................        (66,383)             --
                       Preferred Stock ............................................................        (18,055)             --
                                                                                                      ------------    ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ..............................................................    (26,406,176)    (19,512,651)
                                                                                                      ------------    ------------
----------------------------------------------------------------------------------------------------------------------------------
Capital Stock        Proceeds from issuance of Common Stock resulting from reorganization .........     83,897,738     144,780,654
Transactions         Offering costs from issuance of Common Stock resulting from reorganization ...       (262,206)       (366,791)
(Notes 1e & 4):      Proceeds from issuance of Preferred Stock resulting from reorganization ......     30,000,000      74,000,000
                                                                                                      ------------    ------------
                     Net increase in net assets derived from capital stock transactions ...........    113,635,532     218,413,863
                                                                                                      ------------    ------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets .................................................    128,906,110     234,280,028
                     Beginning of year ............................................................    465,751,675     231,471,647
                                                                                                      ------------    ------------
                     End of year* .................................................................   $594,657,785    $465,751,675
                                                                                                      ============    ============
----------------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net (Note 1g) ...............................   $  2,000,229    $  1,657,552
                                                                                                      ============    ============
----------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                        October 31, 1998
--------------------------------------------------------------------------------
FINANCIAL INFORMATION (concluded)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The following per share data and ratios have been derived
from information provided in the financial statements.                                   For the Year Ended October 31,
                                                                              ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                                         1998       1997       1996       1995       1994
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...................   $  15.18   $  14.53   $  14.63   $  13.13   $  15.89
Operating                                                                     --------   --------   --------   --------   --------
Performance:         Investment income--net ...............................       1.05       1.08       1.04       1.07       1.07
                     Realized and unrealized gain (loss) on
                     investments--net .....................................        .66        .66       (.09)      1.50      (2.76)
                                                                              --------   --------   --------   --------   --------
                     Total from investment operations .....................       1.71       1.74        .95       2.57      (1.69)
                                                                              --------   --------   --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net .............................       (.84)      (.84)      (.82)      (.84)      (.87)
                       Realized gain on investments--net ..................         --+        --         --         --       (.01)
                                                                              --------   --------   --------   --------   --------
                     Total dividends and distributions to
                     Common Stock shareholders ............................       (.84)      (.84)      (.82)      (.84)      (.88)
                                                                              --------   --------   --------   --------   --------
                     Capital charge resulting from issuance of
                     Common Stock .........................................       (.01)      (.02)        --         --         --
                                                                              --------   --------   --------   --------   --------
                     Effect of Preferred Stock activity:++
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net ...........................       (.22)      (.23)      (.23)      (.23)      (.19)
                         Realized gain on investments--net ................         --+        --         --         --         --+
                                                                              --------   --------   --------   --------   --------
                     Total effect of Preferred Stock activity .............       (.22)      (.23)      (.23)      (.23)      (.19)
                                                                              --------   --------   --------   --------   --------
                     Net asset value, end of year .........................   $  15.82   $  15.18   $  14.53   $  14.63   $  13.13
                                                                              ========   ========   ========   ========   ========
                     Market price per share, end of year ..................   $15.4375   $  14.25   $ 13.375   $  13.25   $  11.00
                                                                              ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ......................      14.60%     13.15%      7.28%     28.61%    (22.96%)
Return:*                                                                      ========   ========   ========   ========   ========
                     Based on net asset value per share ...................      10.24%     10.95%      5.55%     18.96%    (11.75%)
                                                                              ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................................        .64%       .68%       .71%       .74%       .74%
Net Assets:**                                                                 ========   ========   ========   ========   ========
                     Investment income--net ...............................       4.81%      5.04%      5.00%      5.27%      5.09%
                                                                              ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) .......................................   $420,658   $321,752   $161,472   $162,655   $145,977
                                                                              ========   ========   ========   ========   ========
                     Preferred Stock outstanding, end of year
                     (in thousands) .......................................   $174,000   $144,000   $ 70,000   $ 70,000   $ 70,000
                                                                              ========   ========   ========   ========   ========
                     Portfolio turnover ...................................     136.43%    121.49%    118.28%    110.76%     36.79%
                                                                              ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ............................   $  3,418   $  3,234   $  3,307   $  3,324   $  3,085
                                                                              ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A--Investment income--net .....................   $    849   $    865   $    913   $    910   $    759
On Preferred Stock                                                            ========   ========   ========   ========   ========
Outstanding:+++      Series B--Investment income--net .....................   $    825   $    643         --         --         --
                                                                              ========   ========   ========   ========   ========
                     Series C--Investment income--net .....................   $    785   $    667         --         --         --
                                                                              ========   ========   ========   ========   ========
                     Series D--Investment income--net .....................   $    628         --         --         --         --
                                                                              ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------

                *   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,
                    may result in substantially different returns. Total
                    investment returns exclude the effects of sales loads.
                **  Do not reflect the effect of dividends to Preferred Stock shareholders.
                +   Amount is less than $.01 per share.
                ++  The Fund's Preferred Stock was issued on September 16, 1992
                    (Series A), January 27, 1997 (Series B and Series C) and
                    February 9, 1998 (Series D).
                +++ Dividends per share have been adjusted to reflect a
                    two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                        October 31, 1998
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

MuniYield New York Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

 . Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 . Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering costs--Direct expenses relating to the issuance of Common Stock resulting from reorganization were charged to capital.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $11,278 have been reclassified between accumulated net realized capital

MuniYield New York Insured Fund II, Inc.                        October 31, 1998
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities and securities acquired through the reorganization, for the year ended October 31, 1998 were $731,759,870 and $717,353,053, respectively.

Net realized gains (losses) for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                      Realized       Unrealized
                                                   Gains (Losses)       Gains
--------------------------------------------------------------------------------
Long-term investments .........................     $16,304,054      $37,919,205
Financial futures contracts ...................        (613,307)              --
                                                    -----------      -----------
Total .........................................     $15,690,747      $37,919,205
                                                    ===========      ===========
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $37,822,133, of which $38,434,217 related to appreciated securities and $612,084 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $548,265,326.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 increased by 5,397,154 and 10,080,205, respectively, pursuant to a plan of reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were as follows: Series A, 3.25%; Series B, 3.30%; Series C, 3.45%; and Series D, 3.35%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 increased by 1,200 and 2,960, respectively, pursuant to a plan of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $191,084 as commissions.

5. Acquisition of Taurus MuniNew York Holdings, Inc.:

On February 9, 1998, the Fund acquired all of the net assets of Taurus MuniNew York Holdings, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 6,782,117 Common Stock shares and 1,200 AMPS shares of Taurus MuniNew York Holdings, Inc. for 5,397,154 Common Stock shares and 1,200 AMPS shares of the Fund. Taurus MuniNew York Holdings, Inc.'s net assets on that date of $113,898,593, including $9,119,231 of unrealized appreciation and $458,687 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $587,371,200.

6. Subsequent Event:

On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069006 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

                       Unaudited Financial Statements for
                    MuniYield New York Insured Fund II, Inc.
                            for the Six-Month Period
                              Ended April 30, 1999

MuniYield New York Insured Fund II, Inc.                          April 30, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                           (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York--98.4%
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa     $ 4,095   Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, Series RI-97-7,
                           7.52% due 12/15/2023 (c)(f)                                                                      $  4,829
------------------------------------------------------------------------------------------------------------------------------------
A        A2        1,275   Battery Park City Authority, New York, Revenue Refunding Bonds, Junior Series A,
                           5.80% due 11/01/2022                                                                                1,355
------------------------------------------------------------------------------------------------------------------------------------
                           Buffalo, New York, GO (General Improvement), Series A (a):
AAA      Aaa       3,020     4.50% due 2/01/2007                                                                               3,071
AAA      Aaa       1,555     4.50% due 2/01/2008                                                                               1,579
AAA      Aaa       1,605     4.75% due 2/01/2009                                                                               1,650
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,065   Buffalo, New York, GO, Refunding, Series C, 4.25% due 12/01/2007 (a)                                1,067
------------------------------------------------------------------------------------------------------------------------------------
                           Buffalo, New York, GO (School), Series B (c):
AAA      Aaa       1,160     4.50% due 2/01/2007                                                                               1,180
AAA      Aaa         605     4.50% due 2/01/2008                                                                                 614
AAA      Aaa         635     4.75% due 2/01/2009                                                                                 653
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,300   Buffalo, New York, Sewer Authority, Revenue Refunding Bonds, Series F,
                           6% due 7/01/2013 (b)                                                                                4,897
------------------------------------------------------------------------------------------------------------------------------------
                           Huntington, New York, GO, Refunding (a):
NR*      Aaa         715     5.50% due 4/15/2010                                                                                 776
NR*      Aaa         485     5.50% due 4/15/2011                                                                                 526
NR*      Aaa         460     5.50% due 4/15/2012                                                                                 499
NR*      Aaa         455     5.50% due 4/15/2013                                                                                 494
NR*      Aaa         450     5.50% due 4/15/2014                                                                                 489
NR*      Aaa         450     5.50% due 4/15/2015                                                                                 489
------------------------------------------------------------------------------------------------------------------------------------
                           Long Island Power Authority, New York, Electric System Revenue Bonds:
AAA      Aaa      10,000     Series A, 5.50% due 12/01/2023 (d)                                                               10,507
A-       Baa1      5,000     Series A, 5.50% due 12/01/2029                                                                    5,134
AAA      Aaa      14,300     Series A, 5.50% due 12/01/2029 (d)                                                               14,747
A1+      VMIG1+    2,600     VRDN, Sub-Series 5, 4.25% due 5/01/2033 (g)                                                       2,600
A1+      VMIG1+    2,800     VRDN, Sub-Series 7, 4.10% due 4/01/2025 (d)(g)                                                    2,800
------------------------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds:
AAA      Aaa       9,570     Series A, 6.375% due 7/01/2004 (d)(e)                                                            10,805
AAA      Aaa      15,770     Series C-1, 5.375% due 7/01/2027 (b)                                                             16,248
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,680   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Refunding
                           Bonds, Series B, 4.75% due 7/01/2026 (b)                                                            1,580
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO ABBREVIATIONS
--------------------------------------------------------------------------------

To simplify the listings of MuniYield New York Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes

MuniYield New York Insured Fund II, Inc.                          April 30, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds:
AAA      Aaa     $ 2,000     Series A, 6.10% due 7/01/2006 (c)(e)                                                           $  2,281
AAA      Aaa       2,400     Series A, 6.10% due 7/01/2006 (c)(e)                                                              2,738
AAA      Aaa       2,500     Series C-1, 5.50% due 7/01/2022 (b)                                                               2,618
AAA      Aaa      20,000     Series O, 6.375% due 7/01/2004 (d)(e)                                                            22,582
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,555   Metropolitan Transportation Authority, New York, Transit Facilities Revenue Refunding
                           Bonds, Series A, 4.75% due 7/01/2021 (d)                                                            3,377
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,005   Mount Sinai, New York, Union Free School District, GO, Refunding, 6.20% due 2/15/2019 (a)           1,169
------------------------------------------------------------------------------------------------------------------------------------
                           Nassau County, New York, GO, Series P (b)(e):
AAA      Aaa       3,250     6.50% due 11/01/2004                                                                              3,751
AAA      Aaa       3,685     6.50% due 11/01/2004                                                                              4,253
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   New York City, New York, Cultural Resources Trust, Revenue Refunding Bonds
                           (Museum of Modern Art), Series A, 5.50% due 1/01/2021 (a)                                           3,139
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, GO, Refunding:
AAA      Aaa       2,000     Series B, 7% due 2/01/2017 (a)                                                                    2,183
AAA      Aaa       2,000     Series B, 7% due 2/01/2018 (a)                                                                    2,183
AAA      NR*      15,000     Series F, 5.375% due 8/01/2019 (d)                                                               15,412
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      333   New York City, New York, GO, VRDN, Series B, Sub-Series B-5, 4.10% due 8/15/2022 (d)(g)               333
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,950   New York City, New York, Health and Hospital Corporation, Revenue Refunding Bonds
                           (Health System), Series A, 5.125% due 2/15/2014 (a)                                                 6,116
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, IDA, Civic Facility Revenue Bonds:
NR*      Aaa         885     (Anti-Defamation League Foundation), Series A, 5.50% due 6/01/2022 (d)                              928
AAA      Aaa      12,500     (USTA National Tennis Center Project), 6.375% due 11/15/2014 (c)                                 13,958
------------------------------------------------------------------------------------------------------------------------------------
NR*      A         7,485   New York City, New York, IDA, Special Facilities Revenue Bonds,
                           RITR, Series RI-6, 7.545% due 1/01/2024 (f)                                                         8,381
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                           Revenue Bonds:
NR*      A1       11,000     RITR, Series 21, 6.97% due 6/15/2029 (f)                                                         12,611
AA       Aaa       1,050     Series A, 5% due 6/15/2027 (b)                                                                    1,024
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                           Revenue Refunding Bonds:
AAA      Aaa       6,000     Series B, 5.25% due 6/15/2029 (a)                                                                 6,073
AAA      NR*      15,000     Series B, 5.25% due 6/15/2029 (c)                                                                15,183
AAA      Aaa       1,750     Series D, 4.75% due 6/15/2025 (d)                                                                 1,648
AAA      Aaa       1,500     Series F, 5.50% due 6/15/2023 (d)                                                                 1,553
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Transitional Finance Authority Revenue Bonds
                           (Future Tax Secured):
AA       Aa3       7,650     Series B, 5.125% due 11/01/2015                                                                   7,806
AAA      Aaa       1,250     Series B, 4.75% due 11/15/2023 (b)                                                                1,181
AAA      Aaa      10,000     Series B, 4.50% due 11/15/2027 (b)                                                                9,020
NR*      VMIG1+    6,400     VRDN, Series C, 4.20% due 5/01/2028 (g)                                                           6,400
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                          April 30, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
NR*      Aaa     $ 1,000     (Brooklyn Hospital Center), 5.10% due 2/01/2019 (a)(h)                                         $    991
AAA      NR*       2,460     (Champlain Valley Physicians), 5% due 7/01/2017(j)                                                2,454
AAA      Aaa       6,290     (City University), Third Generation Reserves, Series 1, 6.30% due 7/01/2004 (a)(e)                7,074
AAA      Aaa      11,165     (City University), Third Generation Reserves, Series 2, 6.875% due 7/01/2004 (d)(e)              12,911
AAA      Aaa       3,000     (City University System), Third Resolution, Series 1, 6.25% due 7/01/2004 (a)(e)                  3,382
AAA      Aaa      12,000     (Memorial Sloan Kettering Cancer Center), 5.50% due 7/01/2023 (d)                                12,835
A-       A3        2,340     (Mental Health Services Facilities Improvement), Series B, 6% due 8/15/2016                       2,620
AAA      Aaa       4,350     (Mental Health Services Facilities Improvement), Series F, 4.50% due 8/15/2028 (a)                3,912
AAA      Aaa       6,000     (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (d)                               6,119
AAA      Aaa       1,105     (New School of Social Research), 5.75% due 7/01/2026 (d)                                          1,190
AAA      Aaa       2,000     (New York University), Series A, 5.75% due 7/01/2027 (d)                                          2,219
NR*      Aaa       8,125     RIB, Series 1, 7.165% due 7/01/2027 (d)(f)                                                        9,921
BBB-     Baa1      1,000     (State University Athletic Facilities), 7.25% due 7/01/2001 (e)                                   1,092
AAA      Aaa       2,000     (State University Educational Facilities), Series B, 5.75% due 5/15/2004 (b)(e)                   2,172
AAA      Aaa       5,000     (State University Educational Facilities), Series B, 4.75% due 5/15/2028 (d)                      4,693
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Revenue Refunding Bonds:
AAA      Aaa       1,375     (Consolidated City University System), Second Generation, Series A, 5.75%
                             due 7/01/2018 (c)                                                                                 1,517
AAA      Aaa       2,875     (Hamilton College), 4.75% due 7/01/2018 (d)                                                       2,766
AAA      NR*       6,270     (Mental Health Services Facilities Improvement), Series C, 5.125% due 2/15/2011 (d)               6,520
AAA      NR*       4,480     (Mental Health Services Facilities Improvement), Series C, 5.125% due 8/15/2011 (d)               4,659
AAA      NR*       4,710     (Mental Health Services Facilities Improvement), Series C, 5.125% due 8/15/2012 (d)               4,863
AAA      Aaa      10,000     (Mental Health Services Facilities Improvement), Series D, 4.75% due 2/15/2025 (d)                9,418
AAA      Aaa       1,500     (New York and Presbyterian Hospitals), 4.75% due 8/01/2027 (a)(h)                                 1,409
AAA      Aaa       4,500     (State University Educational Facilities), Series A, 5.875% due 5/15/2011 (b)                     5,048
A-       A3        1,500     (State University Educational Facilities), Series A, 5.50% due 5/15/2019                          1,584
A-       A3        2,000     (State University Educational Facilities), Series A, 5.25% due 5/15/2021                          2,045
AAA      Aaa      16,160     (State University Educational Facilities), Series A, 4.75% due 5/15/2025 (d)                     15,216
AAA      Aaa       1,000     (Wyckoff), Series H, 5.125% due 2/15/2008 (d)                                                     1,054
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       4,200   New York State Energy Research and Development Authority, Facilities Revenue Bonds,
                           RITR, Series 19, 7.77% due 8/15/2020 (f)                                                            5,019
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, Gas Facilities
                           Revenue Bonds:
AAA      Aaa      12,000     (Brooklyn Union Gas Company), AMT, Series A, 6.75% due 2/01/2024 (d)                             13,060
AAA      Aaa       6,255     (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (d)                              6,810
NR*      NR*      14,355     RITR, Series 9, 6.57% due 1/01/2021 (f)                                                          15,577
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, PCR (Niagara Mohawk
                           Power Corporation Project) (g):
A1+      NR*         500     DATES, Series A, 4.20% due 7/01/2015                                                                500
A1+      NR*         100     VRDN, AMT, Series B, 4.25% due 7/01/2027                                                            100
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,600   New York State Energy Research and Development Authority, PCR, Refunding (Rochester
                           Gas and Electric Project), AMT, Series B, 6.50% due 5/15/2032 (d)                                   3,894
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aa1       5,000   New York State Environmental Facilities Corporation, PCR, RITR, Series RI-1,
                           7.195% due 6/15/2014 (f)                                                                            5,795
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                          April 30, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa     $ 6,575   New York State Local Government Assistance Corporation, RITR, Series 22,
                           7.57% due 4/01/2024 (f)                                                                          $  7,739
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Medical Care Facilities, Finance Agency Revenue Bonds:
AAA      Aaa       5,535     (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2005 (e)                            6,425
AAA      Aaa       2,695     (Health Center Project--Second Mortgage), Series A, 6.375% due 11/15/2019 (a)                     3,070
AAA      Aaa       1,475     (Mental Health Services), Series A, 6% due 2/15/2005 (d)(e)                                       1,648
AAA      Aaa          25     (Mental Health Services), Series A, 6% due 2/15/2025 (d)                                             27
AAA      NR*       2,945     (Mental Health Services), Series E, 6.50% due 8/15/2004 (c)(e)                                    3,356
AAA      Aaa          55     (Mental Health Services), Series E, 6.50% due 8/15/2015 (c)                                          62
AAA      Aaa      12,250     (New York Hospital Mortgage), Series A, 6.50% due 2/15/2005 (a)(e)(h)                            13,999
AAA      Aaa      12,850     (New York Hospital Mortgage), Series A, 6.80% due 2/15/2005 (a)(e)(h)                            14,883
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,200   New York State Medical Care Facilities, Finance Agency Revenue Refunding Bonds
                           (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (d)(h)                                  5,663
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aa2       3,270   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT, Series 44,
                           7.50% due 4/01/2026                                                                                 3,552
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds,
                           Series 43, 6.45% due 10/01/2017 (d)(h)                                                              1,081
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*       2,000   New York State Mortgage Agency Revenue Bonds, RITR, AMT, Series 24,
                           7.07% due 10/01/2028 (f)                                                                            2,252
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,400   New York State Thruway Authority, General Revenue Bonds, Series C,
                           6% due 1/01/2005 (b)(e)                                                                             3,792
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,775   New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Bonds,
                           Series A, 5% due 4/01/2009 (b)                                                                      2,908
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   New York State Thruway Authority, Service Contract Revenue Bonds (Local Highway
                           and Bridge), Series A-2, 5.375% due 4/01/2016 (d)                                                   2,083
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Urban Development Corporation Revenue Bonds (Correctional Facilities
                           Service Contract), Series B (a):
AAA      Aaa       6,520     4.75% due 1/01/2018                                                                               6,277
AAA      Aaa       7,135     4.75% due 1/01/2028                                                                               6,699
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Niagara Falls, New York, GO (Water Treatment Plant), AMT, 7.25% due 11/01/2010 (d)                  1,227
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,260   North Country, New York, Development Authority, Solid Waste Management System,
                           Revenue Refunding Bonds, 6% due 5/15/2015 (c)                                                       1,419
------------------------------------------------------------------------------------------------------------------------------------
                           North Hempstead, New York, GO, Refunding, Series B (b):
AAA      Aaa       1,745     6.40% due 4/01/2013                                                                               2,059
AAA      Aaa         555     6.40% due 4/01/2017                                                                                 656
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,080   Oneida County, New York, GO, Refunding, 5.50% due 3/15/2009 (b)                                     1,171
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,665   Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk Valley), Series A,
                           5.20% due 2/01/2013 (c)                                                                             1,712
------------------------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AAA      Aaa       2,200     104th Series, 4.75% due 1/15/2026 (a)                                                             2,082
AAA      Aaa       6,200     116th Series, 4.50% due 10/01/2018 (b)                                                            5,788
AAA      Aaa      10,000     116th Series, 4.25% due 10/01/2026 (b)                                                            8,712
AAA      Aaa       4,740     AMT, 117th Series, Second Installment, 4.75% due 11/15/2016 (b)                                   4,586
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                          April 30, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (concluded)
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa     $ 4,000   Port Authority of New York and New Jersey, RITR, AMT, 108th Series,
                           7.235% due 1/15/2017 (c)(f)                                                                      $  4,597
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    8,700   Port Authority of New York and New Jersey, Special Obligation Revenue Refunding
                           Bonds, Versatile Structure Obligation, VRDN, Series 2, 4.20% due 5/01/2019 (g)                      8,700
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Saint Lawrence County, New York, Industrial Development Civic Facility Revenue Bonds
                           (Saint Lawrence University Project), Series A, 5.375% due 7/01/2018 (d)                             2,571
------------------------------------------------------------------------------------------------------------------------------------
                           Syracuse, New York, COP (Syracuse Hancock International Airport), AMT (b):
AAA      Aaa       3,650     6.625% due 1/01/2012                                                                              3,943
AAA      Aaa       3,120     6.50% due 1/01/2017                                                                               3,361
------------------------------------------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
                           Refunding Bonds:
A+       Aa3       1,000     Series B, 5% due 1/01/2020                                                                          997
AAA      Aaa       2,000     Series Y, 6.125% due 1/01/2021 (i)                                                                2,301
------------------------------------------------------------------------------------------------------------------------------------
BBB+     Baa1      4,000   Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds
                           (Convention Center Project), Series E, 7.25% due 1/01/2010                                          4,696
------------------------------------------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue
                           Refunding Bonds:
AAA      Aaa       1,030     6.25% due 1/01/2012 (a)                                                                           1,101
AAA      Aaa       2,265     Series A, 5.125% due 1/01/2011 (d)                                                                2,373
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$551,169)--98.4%                                                                                    576,497

Other Assets Less Liabilities--1.6%                                                                                            9,293
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $585,790
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FSA Insured.
(d) MBIA Insured.
(e) Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(h) FHA Insured.
(i) CAPMAC Insured.
(j) Connie Lee Insured.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
QUALITY PROFILE
--------------------------------------------------------------------------------

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa.............................................................     81.9%
AA/Aa...............................................................      3.1
A/A.................................................................      5.7
BBB/Baa.............................................................      1.0
NR (Not Rated)......................................................      3.0
Other+..............................................................      3.7
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

MuniYield New York Insured Fund II, Inc.                          April 30, 1999
--------------------------------------------------------------------------------
FINANCIAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets, Liabilities and Capital as of April 30, 1999
--------------------------------------------------------------------------------

Assets:         Investments, at value (identified cost--$551,168,935) (Note 1a) .........                   $576,496,907
                Cash ....................................................................                         24,372
                Interest receivable .....................................................                     10,012,841
                Prepaid expenses and other assets .......................................                         57,051
                                                                                                            ------------
                Total assets ............................................................                    586,591,171
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------
Liabilities:    Payables:
                  Dividends to shareholders (Note 1f) ...................................   $    502,502
                  Investment adviser (Note 2) ...........................................        257,652         760,154
                                                                                            ------------
                Accrued expenses and other liabilities ..................................                         41,006
                                                                                                            ------------
                Total liabilities .......................................................                        801,160
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------
Net Assets:     Net assets ..............................................................                   $585,790,011
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------
Capital:        Capital Stock (200,000,000 shares authorized) (Note 4):
                  Preferred Stock, par value $.05 per share (6,960 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference) ...                   $174,000,000
                  Common Stock, par value $.10 per share (26,668,886 shares issued
                  and outstanding) ......................................................   $  2,666,889
                Paid-in capital in excess of par ........................................    381,622,646
                Undistributed investment income--net ....................................      2,325,604
                Accumulated realized capital losses on investments--net .................       (153,100)
                Unrealized appreciation on investments--net .............................     25,327,972
                                                                                            ------------
                Total--Equivalent to $15.44 net asset value per share of Common Stock
                (market price--$15.3125) ................................................                    411,790,011
                                                                                                            ------------
                Total capital ...........................................................                   $585,790,011
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

                * Auction Market Preferred Stock.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

                                                                                        For the Six Months Ended
                                                                                                  April 30, 1999
----------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ...                   $ 15,530,179
(Note 1d):
----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ..........................   $  1,473,593
                     Commission fees (Note 4) ...................................        211,241
                     Transfer agent fees ........................................         65,815
                     Accounting services (Note 2) ...............................         59,474
                     Professional fees ..........................................         38,592
                     Custodian fees .............................................         16,396
                     Listing fees ...............................................         15,492
                     Printing and shareholder reports ...........................         12,651
                     Directors' fees and expenses ...............................         11,060
                     Pricing fees ...............................................          8,153
                     Other ......................................................         16,733
                                                                                    ------------
                     Total expenses .............................................                      1,929,200
                                                                                                    ------------
                     Investment income--net .....................................                     13,600,979
                                                                                                    ------------
----------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ..........................                      5,978,844
ized Gain (Loss) on  Change in unrealized appreciation on investments--net ......                    (12,591,233)
Investments--Net                                                                                    ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations .......                   $  6,988,590
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                          April 30, 1999
--------------------------------------------------------------------------------
FINANCIAL INFORMATION (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                     For the Six         For the
                                                                                                     Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                                  April 30, 1999   Oct. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
Operations:        Investment income--net .......................................................   $  13,600,979    $  26,653,137
                   Realized gain on investments--net ............................................       5,978,844       15,690,747
                   Change in unrealized appreciation on investments--net ........................     (12,591,233)        (667,130)
                                                                                                    -------------    -------------
                   Net increase in net assets resulting from operations .........................       6,988,590       41,676,754
                                                                                                    -------------    -------------
----------------------------------------------------------------------------------------------------------------------------------
Dividends &        Investment income--net:
Distributions to     Common Stock ...............................................................     (11,096,459)     (20,787,847)
Shareholders         Preferred Stock ............................................................      (2,179,145)      (5,533,891)
(Note 1f):         Realized gain on investments--net:
                     Common Stock ...............................................................      (2,992,978)         (66,383)
                     Preferred Stock ............................................................        (784,225)         (18,055)
                                                                                                    -------------    -------------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders ..............................................................     (17,052,807)     (26,406,176)
                                                                                                    -------------    -------------
----------------------------------------------------------------------------------------------------------------------------------
Capital Stock      Proceeds from issuance of Common Stock resulting from reorganization .........              --       83,897,738
Transactions       Offering costs from issuance of Common Stock resulting from reorganization ...              --         (262,206)
(Notes 1e & 4):    Proceeds from issuance of Preferred Stock resulting from reorganization ......              --       30,000,000
                   Value of shares issued to Common Stock shareholders in reinvestment of
                   dividends and distributions ..................................................       1,196,443               --
                                                                                                    -------------    -------------
                   Net increase in net assets derived from capital stock transactions ...........       1,196,443      113,635,532
                                                                                                    -------------    -------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:        Total increase (decrease) in net assets ......................................      (8,867,774)     128,906,110
                   Beginning of period ..........................................................     594,657,785      465,751,675
                                                                                                    -------------    -------------
                   End of period* ...............................................................   $ 585,790,011    $ 594,657,785
                                                                                                    =============    =============
----------------------------------------------------------------------------------------------------------------------------------
                  *Undistributed investment income--net .........................................   $   2,325,604    $   2,000,229
                                                                                                    =============    =============
----------------------------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                          April 30, 1999
--------------------------------------------------------------------------------
FINANCIAL INFORMATION (concluded)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The following per share data and ratios have been derived                  For the Six
from information provided in the financial statements.                     Months Ended         For the Year Ended October 31,
                                                                             April 30,    -----------------------------------------
Increase (Decrease) in Net Asset Value:                                        1999         1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ................   $  15.82     $  15.18   $  14.53   $  14.63   $  13.13
Operating                                                                    --------     --------   --------   --------   --------
Performance:         Investment income--net ..............................        .51         1.05       1.08       1.04       1.07
                     Realized and unrealized gain (loss) on
                     investments--net ....................................       (.25)         .66        .66       (.09)      1.50
                                                                             --------     --------   --------   --------   --------
                     Total from investment operations ....................        .26         1.71       1.74        .95       2.57
                                                                             --------     --------   --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ............................       (.42)        (.84)      (.84)      (.82)      (.84)
                       Realized gain on investments--net .................       (.11)         --+         --         --         --
                                                                             --------     --------   --------   --------   --------
                     Total dividends and distributions to
                     Common Stock shareholders ...........................       (.53)        (.84)      (.84)      (.82)      (.84)
                                                                             --------     --------   --------   --------   --------
                     Capital charge resulting from issuance of
                     Common Stock ........................................         --         (.01)      (.02)        --         --
                                                                             --------     --------   --------   --------   --------
                     Effect of Preferred Stock activity:++
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net ..........................       (.08)        (.22)      (.23)      (.23)      (.23)
                         Realized gain on investments--net ...............       (.03)          --+        --         --         --
                                                                             --------     --------   --------   --------   --------
                     Total effect of Preferred Stock activity ............       (.11)        (.22)      (.23)      (.23)      (.23)
                                                                             --------     --------   --------   --------   --------
                     Net asset value, end of period ......................   $  15.44     $  15.82   $  15.18   $  14.53   $  14.63
                                                                             ========     ========   ========   ========   ========
                     Market price per share, end of period ...............   $15.3125     $15.4375   $  14.25   $ 13.375   $  13.25
                                                                             ========     ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share .....................       2.63%+++    14.60%     13.15%      7.28%     28.61%
Return:**                                                                    ========     ========   ========   ========   ========
                     Based on net asset value per share ..................        .98%+++    10.24%     10.95%      5.55%     18.96%
                                                                             ========     ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ............................................        .65%*        .64%       .68%       .71%       .74%
Net Assets:***                                                               ========     ========   ========   ========   ========
                     Investment income--net ..............................       4.61%*       4.81%      5.04%      5.00%      5.27%
                                                                             ========     ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) ......................................   $411,790     $420,658   $321,752   $161,472   $162,655
                                                                             ========     ========   ========   ========   ========
                     Preferred Stock outstanding, end of period
                     (in thousands) ......................................   $174,000     $174,000   $144,000   $ 70,000   $ 70,000
                                                                             ========     ========   ========   ========   ========
                     Portfolio turnover ..................................      43.55%      136.43%    121.49%    118.28%    110.76%
                                                                             ========     ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ...........................   $  3,367     $  3,418   $  3,234   $  3,307   $  3,324
                                                                             ========     ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A--Investment income--net ....................   $    313     $    849   $    865   $    913   $    910
On Preferred Stock                                                           ========     ========   ========   ========   ========
Outstanding:         Series B--Investment income--net ....................   $    312     $    825   $    643         --         --
                                                                             ========     ========   ========   ========   ========
                     Series C--Investment income--net ....................   $    335     $    785   $    667         --         --
                                                                             ========     ========   ========   ========   ========
                     Series D--Investment income--net ....................   $    296     $    628         --         --         --
                                                                             ========     ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------

                *   Annualized.
                **  Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,
                    may result in substantially different returns. Total
                    investment returns exclude the effects of sales loads.
                *** Do not reflect the effect of dividends to Preferred Stock shareholders.
                +   Amount is less than $.01 per share.
                ++  The Fund's Preferred Stock was issued on September 16, 1992
                    (Series A), January 27, 1997 (Series B and Series C) and
                    February 9, 1998 (Series D).
                +++ Aggregate total investment return.

                    See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                          April 30, 1999
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

MuniYield New York Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

 . Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 . Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering costs--Direct expenses relating to the issuance of Common Stock resulting from reorganization were charged to capital.

MuniYield New York Insured Fund II, Inc.                          April 30, 1999
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $245,808,461 and $259,873,073, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                       Realized       Unrealized
                                                         Gains          Gains
--------------------------------------------------------------------------------
Long-term investments ...........................     $5,978,844     $25,327,972
                                                      ----------     -----------
Total ...........................................     $5,978,844     $25,327,972
                                                      ==========     ===========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $25,327,972, of which $26,755,159 related to appreciated securities and $1,427,187 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $551,168,935.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1999 increased by 76,695 as a result of dividend reinvestment and during the year ended October 31, 1998 increased by 5,397,154 pursuant to a plan of reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were as follows: Series A, 3.40%; Series B, 3.50%; Series C, 3.07%; and Series D, 3.00%.

Shares issued and outstanding during the six months ended April 30, 1999 remained constant and during the year ended October 31, 1998 increased by 1,200 pursuant to a plan of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $95,069 as commissions.

5. Acquisition of Taurus MuniNew York Holdings, Inc.:

On February 9, 1998, the Fund acquired all of the net assets of Taurus MuniNew York Holdings, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 6,782,117 Common Stock shares and 1,200 AMPS shares of Taurus MuniNew York Holdings, Inc. for 5,397,154 Common Stock shares and 1,200 AMPS shares of the Fund. Taurus MuniNew York Holdings, Inc.'s net assets on that date of $113,898,593, including $9,119,231 of unrealized appreciation and $458,687 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $587,371,200.

6. Subsequent Event:

On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068090 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

                       Unaudited Financial Statements for
                          Pro Forma New York Insured
                              as of April 30, 1999

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MUNIYIELD NEW YORK INSURED FUND, INC. AND
                    MUNIYIELD NEW YORK INSURED FUND II, INC.

                           APRIL 30, 1999 (Unaudited)

                                 (in Thousands)

--------------------------------------------------------------------------------

 New York--99.7%
--------------------------------------------------------------------------------
                                                                           Pro Forma
   S&P   Moody's  Face                              New York    New York   New York
 Ratings Ratings Amount            Issue            Insured++ Insured II++ Insured++
--------------------------------------------------------------------------------
                         Albany County, New York,
                          Airport Authority,
                          Airport Revenue Bonds:
 NR*     Aaa     $10,190 RITR, Series RI-7, 7.52%
                         due 12/15/2023(d).......    $ 7,188    $ 4,829     $12,017
 AAA     Aaa       4,565 Series B, 4.75% due
                         12/15/2018(e)...........      4,368        --        4,368
 A       A2        1,275 Battery Park City
                          Authority, New York,
                          Revenue Refunding
                          Bonds, Junior Series A,
                          5.80% due 11/01/2022...        --       1,355       1,355
 AAA     Aaa       8,200 Buffalo and Fort Erie,
                          New York, Public Bridge
                          Authority, Toll Bridge
                          System Revenue Bonds,
                          5.75% due 1/01/2025(b).      8,725        --        8,725
                         Buffalo, New York, GO
                          (General Improvement),
                          Series A(a):
 AAA     Aaa       3,020 4.50% due 2/01/2007.....        --       3,071       3,071
 AAA     Aaa       1,555 4.50% due 2/01/2008.....        --       1,579       1,579
 AAA     Aaa       1,605 4.75% due 2/01/2009.....        --       1,650       1,650
 AAA     Aaa       1,065 Buffalo, New York, GO,
                          Refunding, Series C,
                          4.25% due
                          12/01/2007(a)..........        --       1,067       1,067
                         Buffalo, New York, GO
                          (School), Series B(e):
 AAA     Aaa       1,160 4.50% due 2/01/2007.....        --       1,180       1,180
 AAA     Aaa         605 4.50% due 2/01/2008.....        --         614         614
 AAA     Aaa         635 4.75% due 2/01/2009.....        --         653         653
 AAA     Aaa       4,300 Buffalo, New York, Sewer
                          Authority Revenue
                          Refunding Bonds, Series
                          F, 6% due 7/01/2013(f).        --       4,897       4,897
                         Huntington, New York,
                          Refunding, GO(a):
 NR*     Aaa         715 5.50% due 4/15/2010.....        --         776         776
 NR*     Aaa         485 5.50% due 4/15/2011.....        --         526         526
 NR*     Aaa         460 5.50% due 4/15/2012.....        --         499         499
 NR*     Aaa         455 5.50% due 4/15/2013.....        --         494         494
 NR*     Aaa         450 5.50% due 4/15/2014.....        --         489         489
 NR*     Aaa         450 5.50% due 4/15/2015.....        --         489         489
                         Long Island Power
                          Authority, New York,
                          Electric System Revenue
                          Bonds:
 NR*     NR*      10,000 Series A, 5.50% due
                         12/01/2023(b)...........        --      10,507      10,507
 AAA     Aaa      10,000 Series A, 5.25% due
                         12/01/2026(a)...........     10,142        --       10,142
 A-      Baa1      5,000 Series A, 5.50% due
                         12/01/2029..............        --       5,134       5,134
 AAA     Aaa      14,300 Series A, 5.50% due
                         12/01/2029(b)...........        --      14,747      14,747
 A1+     VMIG1+    2,600 VRDN, Sub-Series 5,
                         4.25% due 5/01/2033(c)..        --       2,600       2,600
 A1+     VMIG1+    3,650 VRDN, Sub-Series 7,
                         4.10% due
                         4/01/2025(b)(c).........        850      2,800       3,650
                         Metropolitan
                          Transportation
                          Authority, New York,
                          Commuter Facilities
                          Revenue Bonds:
 AAA     Aaa       9,570 Series A, 6.375% due
                         7/01/2004(b)(g).........        --      10,805      10,805
 AAA     Aaa      18,270 Series C-1, 5.375% due
                         7/01/2027(f)............      2,576     16,249      18,825
 AAA-    Aaa       6,360 Metropolitan
                          Transportation
                          Authority, New York,
                          Commuter Facilities
                          Revenue Refunding
                          Bonds, Series B, 4.75%
                          due 7/01/2026(f).......      4,401      1,580       5,981
                         Metropolitan
                          Transportation
                          Authority, New York,
                          Transit Facilities
                          Revenue Bonds:
 AAA     Aaa       2,000 Series A, 6.10% due
                         7/01/2006(e)(g).........        --       2,282       2,282
 AAA     Aaa       2,500 Series C-1, 5.50% due
                         7/01/2022(f)............        --       2,618       2,618

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MUNIYIELD NEW YORK INSURED FUND, INC. AND
                    MUNIYIELD NEW YORK INSURED FUND II, INC.

                  APRIL 30, 1999 (Unaudited) (continued)

                                 (in Thousands)

--------------------------------------------------------------------------------

 New York (continued)
--------------------------------------------------------------------------------
                                                                           Pro Forma
   S&P   Moody's  Face                              New York    New York    New York
 Ratings Ratings Amount            Issue            Insured++ Insured II++ Insured ++
--------------------------------------------------------------------------------
 AAA     Aaa     $ 3,555 Metropolitan
                          Transportation
                          Authority, New York,
                          Transit Facilities
                          Revenue Refunding
                          Bonds, Series A, 4.75%
                          due 7/01/2021(b).......    $   --     $ 3,377     $ 3,377
                         Metropolitan
                          Transportation
                          Authority, New York,
                          Transportation
                          Facilities Revenue
                          Bonds(g):
 AAA     Aaa       2,400 Series A, 6.10% due
                         7/01/2006(e)............        --       2,738       2,738
 AAA     Aaa      20,000 Series O, 6.375% due
                         7/01/2004(b)............        --      22,582      22,582
 AAA     Aaa       7,370 Metropolitan
                          Transportation
                          Authority, New York,
                          Transportation
                          Facilities Revenue
                          Refunding Bonds, Series
                          A, 4.75% due
                          7/01/2024(b)...........      6,946        --        6,946
 AAA     Aaa       1,005 Mount Sinai, New York,
                          Union Free School
                          District, GO,
                          Refunding, 6.20% due
                          2/15/2019(a)...........        --       1,169       1,169
                         Nassau County, New York,
                          GO:
 AAA     Aaa       3,250 Series P, 6.50% due
                         11/01/2004(f)(g)........        --       3,751       3,751
 AAA     Aaa       3,685 Series P, 6.50% due
                         11/01/2004(f)(g)........        --       4,253       4,253
 AAA     Aaa       5,000 Series V, 5.25% due
                         3/01/2011(a)............      5,250        --        5,250
 AAA     Aaa       3,000 New York City, New York,
                          Cultural Resources             --
                          Trust Revenue Refunding
                          Bonds (Museum of Modern
                          Art), Series A, 5.50%
                          due 1/01/2021(a).......                 3,139       3,139
                         New York City, New York,
                          GO, Refunding:
 A-      A3        3,870 Series B, 6.375% due
                         8/15/2012...............      4,281        --        4,281
 AAA     Aaa       2,000 Series B, 7% due
                         2/01/2017(a)............        --       2,183       2,183
 AAA     Aaa       2,000 Series B, 7% due
                         2/01/2018(a)............        --       2,183       2,183
 AAA     Aaa       2,500 Series D, 5.25% due
                         8/01/2021(b)............      2,533        --        2,533
 AAA     Aaa      15,000 Series F, 5.375% due
                         8/01/2019(b)............        --      15,412      15,412
                         New York City, New York,
                          GO, VRDN, Series B-2,
                          Sub-Series B-5(b)(c):
 AAA     VMIG1+      400 4.10% due 8/15/2011.....        400        --          400
 A-1+    VMIG1+      333 4.10% due 8/15/2022.....        --         333         333
 AAA     Aaa       5,950 New York City, New York,
                          Health and Hospital
                          Corporation Revenue
                          Refunding Bonds (Health
                          System), Series A,
                          5.125% due
                          2/15/2014(a)...........        --       6,116       6,116
                         New York City, New York,
                          IDA, Civic Facility
                          Revenue Bonds:
 NR*     Aaa         885 (Anti-Defamation League
                         Foundation), Series A,
                         5.50% due 6/01/2022(b)..        --         928         928
 AAA     Aaa      12,500 (USTA National Tennis
                         Center Project), 6.375%
                         due 11/15/2014(e).......        --      13,958      13,958
 NR*     A         7,485 New York City, New York,
                          IDA, Special Facilities
                          Revenue Bonds, RITR,
                          Series RI-6, 7.545% due
                          1/01/2024(d)...........        --       8,381       8,381
                         New York City, New York,
                          Municipal Water Finance
                          Authority, Water and
                          Sewer System Revenue
                          Bonds:
 NR*     A-1      11,000 RITR, Series 21, 6.97%
                         due 6/15/2029(d)........        --      12,611      12,611
 AAA     Aaa       1,050 Series A, 5% due
                         6/15/2027(f)............        --       1,024       1,024
 AAA     Aaa      22,500 Series B, 5.75% due
                         6/15/2026(b)............     24,161        --       24,161
 AAA     Aaa       5,000 Series B, 5.50% due
                         6/15/2027(b)............      5,222        --        5,222
                         New York City, New York,
                          Municipal Water Finance
                          Authority, Water and
                          Sewer System Revenue
                          Refunding Bonds:
 AAA     Aaa       1,000 Series A, 5.375% due
                         6/15/2026(e)............      1,025        --        1,025
 AAA     Aaa      16,000 Series B, 5.25% due
                         6/15/2029(a)............     10,122      6,073      16,195

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                 AND MUNIYIELD NEW YORK INSURED FUND III, INC.

                  APRIL 30, 1999 (Unaudited) (continued)
                                 (in Thousands)

--------------------------------------------------------------------------------

 New York (continued)
--------------------------------------------------------------------------------
                                                                                                      Pro Forma
   S&P   Moody's  Face                                                         New York    New York    New York
 Ratings Ratings Amount                         Issue                          Insured++ Insured II++ Insured ++
--------------------------------------------------------------------------------
 AAA     NR*     $15,000 Series B, 5.25% due 6/15/2029(e)...................    $          $15,183     $15,183
 AAA     Aaa       1,750 Series D, 4.75% due 6/15/2025(b)...................        --       1,648       1,648
 AAA     Aaa       1,500 Series F, 5.50% due 6/15/2023(b)...................        --       1,553       1,553
 NR*     Aaa      14,585 New York City, New York, RITR, Series 33, 6.24% due
                          8/01/2027(b)(d)...................................     15,442        --       15,442
                         New York City, New
                          York, Transitional Finance Authority Revenue Bonds
                          (Future Tax Secured):
 AA      Aa3       7,650 Series B, 5.125% due 11/01/2015....................        --       7,806       7,806
 AAA     Aaa      11,635 Series B, 4.75% due 11/15/2023(f)..................      9,810      1,181      10,991
 AAA     Aaa      10,000 Series B, 4.50% due 11/15/2027(f)..................        --       9,020       9,020
 NR*     VMIG1+    6,400 VRDN, Series C, 4.20% due 5/01/2028(c).............        --       6,400       6,400
 AAA     Aaa       8,750 New York State Dormitory Authority, Lease Revenue
                          Bonds (Municipal Health Facilities Improvement
                          Program), Series 1, 4.75% due 1/15/2029(e)........      8,195        --        8,195
                         New York State Dormitory Authority Revenue Bonds:
 NR*     Aaa       1,000 (Brooklyn Hospital Center), 5.10% due                      --         991         991
                         2/01/2019(a)(h)....................................
 AAA     NR*       2,460 (Champlain Valley Physicians), 5% due 7/01/2017(j).        --       2,454       2,454
 AAA     Aaa       6,290 (City University), Third Generation Reserves,
                         Series 1,
                         6.30% due 7/01/2004(a)(g)..........................        --       7,074       7,074
 AAA     Aaa      11,165 (City University), Third Generation Reserves,
                         Series 2,
                         6.875% due 7/01/2004(b)(g).........................        --      12,911      12,911
 AAA     Aaa       7,000 (City University System), Third Resolution, Series
                         1,
                         6.25% due 7/01/2004(a)(g)..........................      4,510      3,382       7,892
 AAA     Aaa       2,000 (Ithaca College), 5.25% due 7/01/2026(a)...........      2,027        --        2,027
 AAA     Aaa      12,000 (Memorial Sloan Kettering Cancer Center), 5.50% due
                         7/01/2023(b).......................................        --      12,835      12,835
 AAA     Aaa       4,350 (Mental Health Services Facilities Improvement),
                         Series F,
                         4.50% due 8/15/2028(a).............................        --       3,912       3,912
 A-      A3        2,340 (Mental Health Services Improvement), Series B, 6%
                         due 8/15/2016......................................        --       2,620       2,620
 AAA     Aaa       6,000 (Mount Sinai School of Medicine), Series A, 5.15%
                         due 7/01/2024(b)...................................        --       6,119       6,119
 AAA     Aaa       3,105 (New School Social Research), 5.75% due
                         7/01/2026(b).......................................      2,153      1,190       3,343
 AAA     Aaa       2,000 (New York University), Series A, 5.75% due
                         7/01/2027(b).......................................        --       2,219       2,219
 NR*     Aaa       8,125 RIB, Series 1, 7.165% due 7/01/2027(b)(d)..........        --       9,921       9,921
 AAA     Aaa       6,000 (Siena College), 5.75% due 7/01/2026(b)............      6,460        --        6,460
 BBB-    Baa1      1,000 (State University Athletic Facilities), 7.25% due
                         7/01/2001(g).......................................        --       1,092       1,092
 AAA     Aaa       2,000 (State University Educational Facilities), Series
                         B,
                         5.75% due 5/15/2004(f)(g)..........................        --       2,172       2,172
 AAA     Aaa       5,000 (State University Educational Facilities), Series
                         B, 4.75% due 5/15/2028(b).........................         --       4,693       4,693
                         New York State Dormitory Authority Revenue
                          Refunding Bonds:
 AAA     Aaa       4,400 (City University System), Series C, 7.50% due
                         7/01/2010(f).......................................      5,408        --        5,408
 AAA     Aaa       4,980 (City University System), Series C, 7% due
                         7/01/2014(f).......................................      5,271        --        5,271
 AAA     Aaa       1,375 (Consolidated City University System), Second
                         Generation, Series A,
                         5.75% due 7/01/2018(e).............................        --       1,517       1,517
 AAA     Aaa       2,875 (Hamilton College), 4.75% due 7/01/2018(b).........        --       2,766       2,766
 AAA     NR*       4,250 (Hospital Mortgage-United Health Services
                         Hospitals),
                         5.375% due 8/01/2027(h)............................      4,356        --        4,356

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MUNIYIELD NEW YORK INSURED FUND, INC. AND
                    MUNIYIELD NEW YORK INSURED FUND II, INC.

                  APRIL 30, 1999 (Unaudited) (continued)
                                 (in Thousands)

--------------------------------------------------------------------------------

 New York (continued)
--------------------------------------------------------------------------------
                                                                           Pro Forma
   S&P   Moody's  Face                              New York    New York   New York
 Ratings Ratings Amount            Issue            Insured++ Insured II++ Insured++
--------------------------------------------------------------------------------
 AAA     NR*     $ 6,270 (Mental Health Services
                         Facilities Improvement),
                         Series C,
                         5.125% due 2/15/2011(b).    $   --     $ 6,520     $ 6,520
 AAA     Aaa       4,480 (Mental Health Services
                         Facilities Improvement),
                         Series C,
                         5.125% due 8/15/2011(b).        --       4,659       4,659
 AAA     Aaa       4,710 (Mental Health Services
                         Facilities Improvement),
                         Series C,
                         5.125% due 8/15/2012(b).        --       4,863       4,863
 AAA     Aaa      10,000 (Mental Health Services
                         Facilities Improvement),
                         Series D,
                         4.75% due 2/15/2025(b)..                 9,418       9,418
 AAA     Aaa       1,500 (New York and
                         Presbyterian Hospitals),
                         4.75% due
                         8/01/2027(a)(h).........        --       1,409       1,409
 AAA     Aaa      10,000 (North Shore University
                         Hospital), 5.25% due
                         11/01/2019(b)...........     10,095        --       10,095
 AAA     Aaa       5,850 (St. Joseph's Hospital
                         Health Center), 5.25%
                         due 7/01/2018(b)........      5,909        --        5,909
 AAA     Aaa       4,500 (State University
                         Educational Facilities),
                         Series A, 5.875% due
                         5/15/2011(f)............        --       5,048       5,048
 A-      A3        1,500 (State University
                         Educational Facilities),
                         Series A, 5.50% due
                         5/15/2019(f)............        --       1,584       1,584
 A-      A3        2,000 (State University
                         Educational Facilities),
                         Series A, 5.25% due
                         5/15/2021...............        --       2,045       2,045
 AAA     Aaa      29,520 (State University
                          Educational
                          Facilities), Series A,
                          4.75% due 5/15/2025(b).     12,580     15,216      27,796
 AAA     Aaa       1,000 (Wyckoff), Series H,
                          5.125% due
                          2/15/2008(b)...........        --       1,054       1,054
 NR*     Aaa       4,200 New York State Energy
                          Research and
                          Development Authority,
                          Facilities Revenue
                          Bonds, RITR, Series 19,
                          7.77% due 8/15/2020(d).        --       5,019       5,019
                         New York State Energy
                          Research and
                          Development Authority,
                          Gas Facilities Revenue
                          Bonds(b):
 AAA     Aaa      12,000 (Brooklyn Union Gas
                          Company), AMT, Series
                          A, 6.75% due 2/01/2024.        --      13,059      13,059
 AAA     Aaa      16,505 (Brooklyn Union Gas
                          Company), AMT, Series
                          B, 6.75% due 2/01/2024.     11,159      6,810      17,969
 NR*     NR*      14,355 RITR, Series 9, 6.57%
                          due 1/01/2021(d).......        --      15,577      15,577
                         New York State Energy
                          Research and
                          Development Authority,
                          PCR (Niagara Mohawk
                          Power Corporation
                          Project)(c):
 A-1+    NR*         500 DATES, Series A, 4.20%
                          due 7/01/2015..........        --         500         500
 A-1+    NR*         100 VRDN, AMT, Series B,
                          4.25% due 7/01/2027....        --         100         100
                         New York State Energy
                          Research and
                          Development Authority,
                          PCR, Refunding:
 AA-     VMIG1+    1,200 (New York State Electric
                         & Gas), VRDN, Series D,
                         4.20% due
                         10/01/2029(c)...........      1,200        --        1,200
 NR*     P1        4,900 (Niagara Mohawk
                         Corporation Project),
                         FLOATS, Series A, 4.20%
                         due 3/01/2027(c)........      4,900        --        4,900
 AAA     Aaa       3,600 (Rochester Gas and
                         Electric Project), AMT,
                         Series B, 6.50% due
                         5/15/2032(b)............        --       3,894       3,894
 NR*     Aa1       5,000 New York State
                          Environmental
                          Facilities Corporation,
                          PCR, RITR, Series RI-1,
                          7.195% due
                          6/15/2014(d)...........        --       5,795       5,795
 AAA     Aaa       2,975 New York State
                          Environmental
                          Facilities Corporation,
                          Special Obligation
                          Revenue Refunding Bonds
                          (Riverbank State Park),
                          5.50% due 4/01/2016(a).      3,131        --        3,131
 NR*     Aaa       6,575 New York State Local
                          Government Assistance
                          Corporation, RITR,
                          Series 22, 7.57% due
                          4/01/2024(a)(d)........        --       7,739       7,739
                         New York State Medical
                          Care Facilities Finance
                          Agency Revenue Bonds:
 AAA     Aaa       5,535 (Brookdale Hospital
                          Medical Center), Series
                          A, 6.85% due
                          2/15/2005(g)...........        --       6,425       6,425
 AAA     Aaa       5,375 (Health Center Project-
                         Second Mortgage), Series
                         A, 6.375% due
                         11/15/2019(a)...........      3,053      3,070       6,123

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MUNIYIELD NEW YORK INSURED FUND, INC. AND
                    MUNIYIELD NEW YORK INSURED FUND II, INC.

                  APRIL 30, 1999 (Unaudited) (continued)
                                 (in Thousands)

--------------------------------------------------------------------------------

 New York (continued)
--------------------------------------------------------------------------------
                                                                           Pro Forma
   S&P   Moody's  Face                              New York    New York    New York
 Ratings Ratings Amount            Issue            Insured++ Insured II++ Insured ++
--------------------------------------------------------------------------------
 AAA     Aaa     $ 1,865 (Long-Term Health Care),
                          Series B, 6.45% due
                          11/01/2014(e)..........    $ 2,024    $   --      $ 2,024
 AAA     Aaa       1,000 (Long-Term Health Care
                         Insured Program), Series
                         D, 6.50% due
                         11/01/2015(e)...........      1,096        --        1,096
 AAA     Aaa       1,475 (Mental Health
                          Services), Series A, 6%
                          due 2/15/2005(b)(g)....        --       1,648       1,648
 AAA     Aaa          25 (Mental Health
                          Services), Series A, 6%
                          due 2/15/2025(b).......        --          27          27
 AAA     Aaa       2,945 (Mental Health
                          Services), Series E,
                          6.50% due
                          8/15/2004(e)(g)........        --       3,356       3,356
 AAA     Aaa          55 (Mental Health
                          Services), Series E,
                          6.50% due 8/15/2015(e).        --          62          62
 AAA     Aaa       1,000 (New York Hospital
                          Mortgage), Series A,
                          6.75% due
                          2/15/2005(a)(g)(h).....      1,156        --        1,156
 AAA     Aaa      12,850 (New York Hospital
                          Mortgage), Series A,
                          6.80% due
                          2/15/2005(a)(g)(h).....        --      14,882      14,882
 AAA     Aaa      19,500 (New York Hospital
                          Mortgage), Series A,
                          6.50% due
                          2/15/2005(a)(g)(h).....      8,397     13,999      22,396
 AAA     Aaa      15,200 New York State Medical
                          Care Facilities Finance
                          Agency Revenue
                          Refunding Bonds
                          (Hospital and Nursing
                          Home), Series C, 6.375%
                          due 8/15/2029(b)(h)....     10,891      5,663      16,554
 NR*     Aa2       3,270 New York State Mortgage
                          Agency, Homeowner
                          Mortgage Revenue Bonds,
                          AMT, Series 44, 7.50%
                          due 4/01/2026..........        --       3,552       3,552
 AAA     Aaa       1,000 New York State Mortgage
                          Agency, Homeowner
                          Mortgage Revenue
                          Refunding Bonds, Series
                          43, 6.45% due
                          10/01/2017(b)(h).......        --       1,081       1,081
 NR*     Aaa       9,900 New York State Mortgage
                          Agency Revenue Bonds,
                          RITR, AMT, Series 24,
                          7.07% due
                          10/01/2028(d)..........      8,895      2,252      11,147
 AAA     Aaa       3,400 New York State Thruway
                          Authority, General
                          Revenue Bonds, Series
                          C, 6% due
                          1/01/2005(f)(g)........        --       3,792       3,792
 A-1+    VMIG1+      800 New York State Thruway
                          Authority, General
                          Revenue Bonds, VRDN,
                          4.20% due
                          1/01/2024(c)(f)........        800        --          800
                         New York State Thruway
                          Authority, Highway and
                          Bridge Trust Fund
                          Revenue Bonds(f):
 AAA     Aaa       2,775 Series A, 5% due
                         4/01/2009...............        --       2,908       2,908
 AAA     Aaa       3,000 Series B, 6% due
                         4/01/2004(g)............      3,335        --        3,335
 AAA     Aaa       8,000 Series B, 6.25% due
                          4/01/2004(g)...........      8,981        --        8,981
 AAA     Aaa       2,000 New York State Thruway
                          Authority, Service
                          Contract Revenue Bonds
                          (Local Highway and
                          Bridge), Series A-2,
                          5.375% due
                          4/01/2016(b)...........        --       2,083       2,083
                         New York State Urban
                          Development Corporation
                          Revenue Bonds
                          (Correctional
                          Facilities Service
                          Contract), Series B(a):
 AAA     Aaa       6,520 4.75% due 1/01/2018.....        --       6,277       6,277
 AAA     Aaa       7,135 4.75% due 1/01/2028.....        --       6,699       6,699
 AAA     Aaa       6,500 New York State Urban
                          Development Corporation
                          Revenue Refunding Bonds
                          (Correctional Capital
                          Project), Series A,
                          5.25% due 1/01/2021(e).      6,561        --        6,561
 AAA     Aaa       1,000 Niagara Falls, New York,
                          GO (Water Treatment
                          Plant), AMT, 7.25% due
                          11/01/2010(b)..........        --       1,227       1,227
 AAA     Aaa       1,260 North Country, New York,
                          Development Authority,
                          Solid Waste Management
                          System Revenue
                          Refunding Bonds, 6% due
                          5/15/2015(e)...........        --       1,419       1,419
                         North Hempstead, New
                         York, GO, Refunding,
                         Series B(f):
 AAA     Aaa       1,745 6.40% due 4/01/2013.....        --       2,059       2,059
 AAA     Aaa         555 6.40% due 4/01/2017.....        --         656         656
 AAA     Aaa       1,080 Oneida County, New York,
                          GO, Refunding, 5.50%
                          due 3/15/2009(f).......        --       1,171       1,171

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MUNIYIELD NEW YORK INSURED FUND, INC. AND
                    MUNIYIELD NEW YORK INSURED FUND II, INC.

                  APRIL 30, 1999 (Unaudited) (continued)
                                 (in Thousands)

--------------------------------------------------------------------------------

 New York (concluded)
--------------------------------------------------------------------------------
                                                                            Pro Forma
   S&P   Moody's  Face                              New York     New York    New York
 Ratings Ratings Amount            Issue            Insured++  Insured II++ Insured ++
--------------------------------------------------------------------------------
 AAA     Aaa     $ 1,665 Oneida County, New York,
                          IDA, Civic Facilities
                          Revenue Bonds (Mohawk
                          Valley), Series A,
                          5.20% due 2/01/2013(e).   $    --      $  1,712    $  1,712
                         Port Authority of New
                         York and New Jersey,
                         Consolidated Revenue
                         Bonds:
 AAA     Aaa       2,200 104th Series, 4.75% due
                         1/15/2026(a)............        --         2,082       2,082
 AAA     Aaa       6,200 116th Series, 4.50% due
                         10/01/2018(f)...........        --         5,788       5,788
 AAA     Aaa      10,000 116th Series, 4.25% due
                         10/01/2026(f)...........        --         8,712       8,712
 AAA     Aaa       2,180 AMT, 97th Series, 6.50%
                         due 7/15/2019(f)........      2,414          --        2,414
 AAA     Aaa       4,740 AMT, 117th Series,
                         Second Installment,
                         4.75% due 11/15/2016(f).        --         4,586       4,586
 NR*     Aaa       4,000 Port Authority of New                      4,597       4,597
                          York and New Jersey,
                          RITR, AMT, 108th
                          Series, 7.235% due
                          1/15/2017(d)(e)........        --
 A-1+    VMIG1+    8,700 Port Authority of New
                          York and New Jersey,
                          Special Obligation
                          Revenue Refunding Bonds
                          (Versatile Structure
                          Obligation), VRDN,
                          Series 2, 4.20% due
                          5/01/2019(g)(c)........        --         8,700       8,700
 AAA     Aaa       2,500 St. Lawrence County, New                   2,571       2,571
                          York, Industrial
                          Development Civic
                          Facility Revenue Bond
                          (St. Lawrence
                          University Project)
                          Series A, 5.375% due
                          7/01/2018(b)...........        --
                         Syracuse, New York, COP
                         (Syracuse Hancock
                         International Airport),
                         AMT(f):
 AAA     Aaa       3,650 6.625% due 1/01/2012....        --         3,943       3,943
 AAA     Aaa       8,820 6.50% due 1/01/2017.....      6,140        3,361       9,501
 AAA     Aaa       3,000 Syracuse, New York, GO                       --        3,115
                          Refunding, Series B,
                          5.25% due 10/01/2014...      3,115
 Total Investments (Cost -- $817,364) -- 99.7%....   278,154      576,497     854,651
 Other Assets Less Liabilities (Liabilities in Ex-
  cess of Other Assets) -- 0.3%...................      (143)       9,293       2,785
                                                    --------     --------    --------
 Net Assets -- 100.0%.............................  $278,011     $585,790    $857,436
                                                    ========     ========    ========

 AA+     VMIG1+      500 Syracuse, New York, IDA,
                          Civic Facility Revenue
                          Bonds (Multi-Modal-
                          Syracuse University
                          Project), VRDN, 4.20%
                          due 3/01/2023(c).......        500          --          500
                         Triborough Bridge and
                          Tunnel Authority, New
                          York, General Purpose
                          Revenue Refunding
                          Bonds:
 A+      Aa3       1,000 Series B, 5% due
                         1/01/2020...............        --           997         997
 AAA     Aaa       2,000 Series Y, 6.125% due
                         1/01/2021(i)............        --         2,301       2,301
 BBB+    Baa1      4,000 Triborough Bridge and                      4,696       4,696
                          Tunnel Authority, New
                          York, Revenue Refunding
                          Bonds (Convention
                          Center Project), Series
                          E, 7.25% due 1/01/2010.        --
                         Triborough Bridge and
                          Tunnel Authority, New
                          York, Special
                          Obligation Revenue
                          Refunding Bonds:
 AAA     Aaa       1,030 6.25% due 1/01/2012(a)..        --         1,101       1,101
 AAA     Aaa       2,265 Series A, 5.125% due
                         1/01/2011(b)............        --         2,373       2,373
--------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                     MUNIYIELD NEW YORK INSURED FUND, INC.

               AND MUNIYIELD NEW YORK INSURED FUND II, INC.

                  APRIL 30, 1999 (Unaudited) (concluded)

                                 (in Thousands)


  (a) AMBAC Insured.
  (b) MBIA Insured.
  (c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30,
      1999.
  (d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
  (e) FSA Insured.
  (f) FGIC Insured.
  (g) Prerefunded.
  (h) FHA Insured.
  (i) CAPMAC Insured.
  (j) Connie Lee Insured.
  +   Highest short-term rating by Moody's Investors Service, Inc.
  ++  Value as discussed in the Combined Notes to Financial Statements.
  *   Not Rated.

See Notes to Financial Statements.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

 AMT    Alternative Minimum Tax (subject to)
 COP    Certificates of Participation
 DATES  Daily Adjustable Tax-Exempt Securities
 FLOATS Floating Rate Securities
 GO     General Obligation Bonds
 IDA    Industrial Development Authority
 PCR    Pollution Control Revenue Bonds
 RIB    Residual Interest Bonds
 RITR   Residual Interest Trust Receipts
 VRDN   Variable Rate Demand Notes

  The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital, has been derived from the Statements of Assets, Liabilities and Capital of the respective Funds at April 30, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at April 30, 1999. The pro forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at April 30, 1999. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds' financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

        PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                   MUNIYIELD NEW YORK INSURED FUND, INC. AND
                   MUNIYIELD NEW YORK INSURED FUND II, INC.
                       As of April 30, 1999 (Unaudited)

                            New York     New York                      Pro Forma
                            Insured     Insured II   Adjustments    New York Insured
                          ------------ ------------  -----------    ----------------
Assets:
Investments, at value*
 (Note 1a)..............  $278,154,486 $576,496,907                   $854,651,393
Cash....................        23,465       24,372                         47,837
Interest receivable.....     4,933,029   10,012,841                     14,945,870
Prepaid expenses and
 other assets                   14,053       57,051                         71,104
                          ------------ ------------  -----------      ------------
Total assets............   283,125,033  586,591,171                    869,716,204
                          ------------ ------------  -----------      ------------
Liabilities:
Payables:
 Securities purchased...     4,949,109                                   4,949,109
 Dividends to
  shareholders (Note
  1e)...................        26,656      502,502    6,054,631(1)      6,583,789
 Investment adviser
  (Note 2)..............       122,104      257,652                        379,756
Accrued expenses and
 other liabilities......        16,072       41,006      310,000(2)        367,078
                          ------------ ------------  -----------      ------------
Total liabilities.......     5,113,941      801,160    6,364,631        12,279,732
                          ------------ ------------  -----------      ------------
Net Assets:
                          $278,011,092 $585,790,011  $(6,364,631)     $857,436,472
                          ============ ============  ===========      ============
Capital
Capital Stock
 (200,000,000 shares of
 each fund authorized;
 400,000,000 shares as
 adjusted):.............
 Preferred Stock, par
  value $.10 per share
  of AMPS** issued and
  outstanding + at
  $25,000 per share
  liquidation
  preference............  $ 85,000,000 $174,000,000                   $259,000,000
 Common Stock, par value
  $.10 per share issued
  and outstanding++.....     1,256,065    2,666,889       50,294         3,973,248
Paid-in capital in
 excess of par..........   176,066,384  381,622,646     (360,294)      557,328,736
Undistributed investment
 income--net............     3,215,494    2,325,604   (5,541,098)
Undistributed
 (accumulated) realized
 capital gains (losses)
 on investments-net ....       513,533     (153,100)    (513,533)         (153,100)
Unrealized appreciation
 on investments-net.....    11,959,616   25,327,972                     37,287,588
                          ------------ ------------  -----------      ------------
Total Capital+++........  $278,011,092 $585,790,011  $(6,364,631)     $857,436,472
                          ============ ============  ===========      ============
  * Identified Cost.....  $266,194,870 $551,168,935          --       $817,363,805
                          ============ ============  ===========      ============
  + AMPS** issued and
 outstanding............         3,400        6,960          --             10,360
                          ============ ============  ===========      ============
 ++ Shares issued and
 outstanding............    12,560,647   26,668,886      502,949        39,732,482
                          ============ ============  ===========      ============
+++ Net asset value per
 Common Stock...........  $      15.37 $      15.44          --       $      15.06
                          ============ ============  ===========      ============

--------

 ** Auction Market Preferred Stock.
(1)Assumes the distribution of undistributed investment income and undistributed realized capital gains.

(2)Reflects the charge for estimated Reorganization expenses of $310,000.

See Notes to Financial Statements.

  The following unaudited pro forma Combined Statement of Operations has been derived from the statement of operations of the respective Funds for the six months ended April 30, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on November 1, 1998. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on November 1, 1998 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds' financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                 FOR MUNIYIELD NEW YORK INSURED FUND, INC. AND
                   MUNIYIELD NEW YORK INSURED FUND II, INC.
                    For the Six Months Ended April 30, 1999
                                  (Unaudited)

                                                                    Pro Forma
                             New York    New York                   New York
                             Insured    Insured II   Adjustment      Insured
                            ----------  -----------  ----------    -----------
Investment Income (Note
 1d):
Interest and amortization
 of premium and discount
 earned...................  $7,480,963  $15,530,179   $            $23,011,142
                            ----------  -----------                -----------
Expenses:
Investment advisory fees
 (Note 2).................     699,084    1,473,593                  2,172,677
Commission fees...........     103,126      211,241                    314,367
Transfer agent fees.......      29,056       65,815                     94,871
Professional fees.........      34,807       38,592   (33,399)(1)       40,000
Accounting services (Note
 2).......................      38,210       59,474   (27,458)(1)       70,226
Directors' fees and
 expenses.................      11,131       11,060   (11,060)(1)       11,131
Printing and shareholder
 reports..................      12,103       12,651    (2,754)(1)       22,000
Custodian fees............      11,336       16,396                     27,732
Listing fees..............      11,951       15,492                     27,443
Pricing fees..............       3,868        8,153                     12,021
Other.....................      16,656       16,733                     33,389
                            ----------  -----------   -------      -----------
Total expenses............     971,328    1,929,200   (74,671)       2,825,857
                            ----------  -----------   -------      -----------
Investment income--net....   6,509,635   13,600,979    74,671       20,185,285
                            ----------  -----------   -------      -----------
Realized & Unrealized Gain
 (Loss) on Investments--
 Net (Notes 1b, 1d & 3)
Realized gain on
 investments--net.........   2,518,058    5,978,844                  8,496,902
Change in unrealized
 appreciation/depreciation
 on investments--net......  (4,531,153) (12,591,233)               (17,122,386)
                            ----------  -----------   -------      -----------
Net Increase in Net Assets
 Resulting from
 Operations...............  $4,496,540  $ 6,988,590   $74,671      $11,559,801
                            ==========  ===========   =======      ===========

--------

(1) Reflects the anticipated saving as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services.

(2) This Pro Forma Combined Statement of Operations excludes non-recurring estimated Reorganization expenses of $310,000.

                     MUNIYIELD NEW YORK INSURED FUND, INC.

                    COMBINED NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

  MuniYield New York Insured Fund, Inc. (the "Fund," which term as used herein shall refer to MuniYield New York Insured Fund, Inc. after giving effect to the Reorganization) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management necessary to a fair statement of the results for the interim period presented. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

  (b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  . Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  . Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

       When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

       Written and purchased options are non-income producing investments.

  (c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

  The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

  FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

  Accounting services are provided to the Fund by FAM at cost.

  Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

                                                                      EXHIBIT I

                      INFORMATION PERTAINING TO EACH FUND

 .General Information Pertaining to the Funds

                               Defined Term      Fiscal    State of    Meeting
Fund                         Used in Exhibit I  Year End Organization   Time
----                        ------------------- -------- ------------ ---------
MuniYield New York Insured
 Fund, Inc................. New York Insured     10/31        MD      3:45 p.m.
MuniYield New York Insured
 Fund II, Inc.............. New York Insured II  10/31        MD      4:00 p.m.

                                                        Shares of Capital Stock
                                                           Outstanding as of
                                                            the Record Date
                                                        -------------------------
                                                            Common
Fund                                                        Stock        AMPS
----                                                    -------------- ----------
New York Insured.......................................     12,585,427        --
 Series A..............................................             --     1,700
 Series B..............................................             --     1,700
New York Insured II....................................     26,668,886        --
 Series A..............................................             --     2,800
 Series B..............................................             --     1,960
 Series C..............................................             --     1,000
 Series D..............................................             --     1,200

 .Information Pertaining to Officers and Directors

                           Year in Which Each Director Became a Member of the Board
                         --------------------------------------------------------------------
Fund                      Bodurtha   Glenn     London    Martin    May      Perold    Zeikel
----                     ---------- --------  --------  --------  -------- --------  --------
New York Insured........       1995     1999       1992      1993     1992      1992      1992
New York Insured II.....       1995     1999       1992      1993     1992      1992      1992

  Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund's most recently completed fiscal year.

                                    Board                 Audit Committee
                         --------------------------- -------------------------
                            #                           #               Per     Aggregate
                         Meetings Annual Per Meeting Meetings Annual+ Meeting   Fees and
Fund                      Held*   Fee($)  Fee($)**     Held   Fee($)  Fee($)** Expenses($)
----                     -------- ------ ----------- -------- ------- -------- -----------
New York Insured........     6    2,500      250         4      500     125      23,033
New York Insured II.....     7    2,500      250         4      500     125      32,293

--------
 * Includes meetings held via teleconferencing equipment.
** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
 + The Chairman of the Audit Committee receives an annual fee of $1,000.

  Set forth in the table below is information regarding compensation paid by the Fund to the non-interested Board members for the most recently completed fiscal year.

                                                 Compensation From Fund($)*
                                             -----------------------------------
Fund                                         Bodurtha London Martin  May  Perold
----                                         -------- ------ ------ ----- ------
New York Insured............................  4,500   4,500  4,500  4,500 4,500
New York Insured II.........................  4,500   4,500  4,500  4,500 4,500

--------
*  No pension or retirement benefits are accrued as part of Fund expenses.

  Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), including the Funds, to the non-interested Board members for the year ended December 31, 1998.

                              Aggregate Compensation From FAM/MLAM Advised Funds
Name of Board Member                     Paid to Board members ($)(1)
--------------------          --------------------------------------------------
James H. Bodurtha............                      $163,500
Herbert I. London............                      $163,500
Robert R. Martin.............                      $163,500
Joseph L. May................                      $163,500
Andre F. Perold..............                      $163,500

--------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows:
    Mr. Bodurtha (29 registered investment companies consisting of 47 portfolios); Mr. London (29 registered investment companies consisting of 47 portfolios); Mr. Martin (29 registered investment companies consisting of 47 portfolios); Mr. May (29 registered investment companies consisting of 47 portfolios); and Mr. Perold (29 registered investment companies consisting of 47 portfolios).

  Set forth in the table below is the information about the Directors of each of the Funds.

                                            Principal Occupation During Past
Name and Address              Age        Five Years and Public Directorships(1)
----------------              ---        --------------------------------------
Terry K. Glenn (1)*.........   59 Executive Vice President of FAM and MLAM (such terms
 P.O. Box 9011                    as used herein include their corporate predecessors)
 Princeton, New Jersey            since 1983; Executive Vice President and Director of
 08543-9011                       Princeton Services, Inc. ("Princeton Services")
                                  since 1993; President of Princeton Funds
                                  Distributor, Inc. ("PFD") since 1986 and Director
                                  thereof since 1991; President of Princeton
                                  Administrators, L.P. since 1988.

James H. Bodurtha (1)(2)....   55 Director and Executive Vice President, The China
 36 Popponesset Road              Business Group, Inc. since 1996; Chairman and Chief
 Cotuit, Massachusetts 02635      Executive Officer, China Enterprise Management
                                  Corporation from 1993 to 1996; Chairman, Berkshire
                                  Corporation since 1980; Partner, Squire, Sanders &
                                  Dempsey from 1980 to 1993; Director Gilder Group LLC
                                  and related companies since 1999.

Herbert I. London (1)(2)....   60 John M. Olin Professor of Humanities, New York
 2 Washington Square Village      University since 1993 and Professor since 1980;
 New York, New York 10012         President, Hudson Institute since 1997 and Trustee
                                  thereof since 1980; Dean, Gallatin Division of New
                                  York University from 1976 to 1993; Distinguished
                                  Fellow, Herman Kahn Chair, Hudson Institute from
                                  1984 to 1985; Director, Damon Corp. from 1991 to
                                  1995; Overseer, Center for Naval Analyses from 1983
                                  to 1993; Limited Partner, Hypertech LP in 1996.

Robert R. Martin (1)(2).....   72 Chairman and Chief Executive Officer, Kinnard
 513 Grand Hill                   Investments, Inc. from 1990 to 1993; Executive Vice
 St. Paul, Minnesota 55103        President, Dain Bosworth from 1974 to 1989;
                                  Director, Carnegie Capital Management from 1977 to
                                  1985 and Chairman thereof in 1979; Director,
                                  Securities Industry Association from 1981 to 1982
                                  and Public Securities Association from 1979 to 1980;
                                  Chairman of the Board, WTC Industries, Inc. in 1994;
                                  Trustee, Northland College since 1992.

Joseph L. May (1)(2)........   70 Attorney in private practice since 1984; President,
 424 Church Street                May and Athens Hosiery Mills Division. Wayne-Gossard
 Suite 2000                       Corporation from 1954 to 1983; Vice President,
 Nashville, Tennessee 37219       Wayne-Gossard Corporation from 1972 to 1983;
                                  Chairman, The May Corporation (personal holding
                                  company) from 1972 to 1983; Director, Signal Apparel
                                  Co. from 1972 to 1989.

Andre F. Perold (1)(2)......   47 Professor, Harvard Business School since 1989 and
 Morgan Hall                      Associate Professor from 1983 to 1989; Trustee, The
 Solders Field                    Common Fund since 1989; Director, Quantec Limited
 Boston, Massachusetts 02163      from 1991 to 1999; Director, TIBCO from 1994 to
                                  1996; Director, Genbel Securities Limited and Genbel
                                  Bank since 1999.

Arthur Zeikel (1)*..........   67 Chairman of FAM and MLAM from 1997 to 1999;
 300 Woodland Avenue              President of FAM and MLAM from 1977 to 1997;
 Westfield, New Jersey 07090      Chairman of Princeton Services from 1997 to 1999,
                                  Director thereof from 1993 to 1999 and President
                                  thereof from 1993 to 1997; Executive Vice President
                                  of ML & Co. from 1990 to 1999.

--------
(1) Each of the Directors is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLAM or their affiliates act as investment adviser. See "Compensation of Board Members" herein.
(2) Member of Audit Committee of the Board of Directors.
* Interested person, as defined in the Investment Company Act, of each of the Funds.

  Set forth in the table below is information about the officers of each of the Funds. The address of each officer is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                                                            New York  New York
Name and Biography                Age        Office         Insured  Insured II
------------------                --- --------------------- -------- ----------
Terry K. Glenn...................  59       President        1992*     1992*
 Executive Vice President of MLAM
 and FAM since 1983; Executive
 Vice President and Director of
 Princeton Services since 1993;
 President of Princeton Funds
 Distributor, Inc. ("PFD") since
 1986 and Director thereof since
 1991; President of Princeton
 Administrators, L.P. since 1988.

Vincent R. Giordano..............  55 Senior Vice President   1992      1992
 Senior Vice President of FAM and
 MLAM since 1984; Portfolio
 Manager of FAM and MLAM since
 1977; Senior Vice President of
 Princeton Services since 1993.

Kenneth A. Jacob.................  48    Vice President       1993      1993
 First Vice President of MLAM
 since 1997; Vice President of
 MLAM from 1984 to 1997; Vice
 President of FAM since 1984.

Donald C. Burke..................  39    Vice President       1993      1993
 Senior Vice President and                  Treasurer         1999      1999
 Treasurer of MLAM and FAM since
 1999; Senior Vice President and
 Treasurer of Princeton Services
 since 1999; Vice President of
 PFD since 1999; First Vice
 President of MLAM from 1997 to
 1999; Vice President of MLAM
 from 1990 to 1997; Director of
 Taxation of MLAM since 1990.

Walter C. O'Connor...............  37    Vice President       1995       --
 Director (Municipal Tax Exempt
 Fund Management) of MLAM since
 1997; Vice President of MLAM
 from 1993 to 1997; Assistant
 Vice President of MLAM from 1991
 to 1993.

Roberto W. Roffo.................  33    Vice President        --       1996
 Vice President of MLAM since
 1996.

Alice A. Pellegrino..............  39       Secretary         1999      1999
 Vice President of MLAM since
 1999; Attorney associated with
 MLAM since 1997; Associate with
 Kirkpatrick & Lockhart LLP from
 1992 to 1997.

--------
* Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

                                                                     EXHIBIT II

                     AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 5th day of November, 1999, by and between MuniYield New York Insured Fund, Inc., a Maryland corporation ("New York Insured") and MuniYield New York Insured Fund II, Inc., a Maryland corporation ("New York Insured II") (New York Insured and New York Insured II are sometimes referred to herein collectively as the "Funds").

                            PLAN OF REORGANIZATION

  The reorganization will comprise the following:

    (a)(1) the acquisition by New York Insured of substantially all of the assets, and the assumption by New York Insured of substantially all of the liabilities of New York Insured II in exchange solely for an equal aggregate value of newly issued shares of (A) common stock, with a par value of $0.10 per share, of New York Insured ("New York Insured Common Stock"), (B) auction market preferred stock of New York Insured, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to be designated Series C ("New York Insured Series C AMPS"), (C) auction market preferred stock of New York Insured, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to be designated Series D ("New York Insured Series D AMPS"), and (D) auction market preferred stock of New York Insured, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to be designated Series E ("New York Insured Series E AMPS"), and (2) the subsequent distribution by New York Insured II to New York Insured II stockholders of
  (x) all of the New York Insured Common Stock received by New York Insured II in exchange for such stockholders' shares of common stock, with a par value of $0.10 per share, of New York Insured II ("New York Insured II Common Stock"), (y) all of the New York Insured Series C AMPS received by New York Insured II in exchange for such stockholders' shares of auction market preferred stock of New York Insured II, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) designated Series A ("New York Insured II Series A AMPS"), (z) all of the New York Insured Series D AMPS received by New York Insured II in exchange for such stockholders' shares of auction market preferred stock of New York Insured II, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) designated Series B ("New York Insured II Series B AMPS") and
  (xx) all of the New York Insured Series E AMPS received by New York Insured II in exchange for such stockholders' shares of auction market preferred stock, of New York Insured II, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) designated Series C ("New York Insured II Series C AMPS") and such stockholders' shares of auction market preferred stock, of New York Insured II, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) designated Series D ("New York Insured II Series D AMPS" and together with New York Insured II Series A AMPS, New York Insured II Series B AMPS and New York Insured II Series C AMPS, the "New York Insured II AMPS"); all upon and subject to the terms hereinafter set forth (collectively, the "Reorganization").

  In the course of the Reorganization, New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS will be distributed to the stockholders of New York Insured II as follows:

    (a)(1) each holder of New York Insured II Common Stock will be entitled to receive a number of shares of New York Insured Common Stock equal to the aggregate net asset value of the New York Insured

  II Common Stock owned by such stockholder on the Exchange Date (as defined in Section 7(a) of the Agreement); (2) each holder of New York Insured II Series A AMPS will be entitled to receive a number of shares of New York Insured Series C AMPS equal to the aggregate liquidation preference (and aggregate value) of the New York Insured II Series A AMPS owned by such stockholder on the Exchange Date; (3) each holder of New York Insured II Series B AMPS will be entitled to receive a number of shares of New York Insured Series D AMPS equal to the aggregate liquidation preference (and aggregate value) of the New York Insured II Series B AMPS owned by such stockholder on the Exchange Date; and (4) each holder of New York Insured II Series C AMPS and New York Insured II Series D AMPS will be entitled to receive a number of shares of New York Insured Series E AMPS equal to the aggregate liquidation preference (and aggregate value) of the New York Insured II Series C AMPS or New York Insured II Series D AMPS owned by such stockholder on the Exchange Date.

  It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

  Prior to the Exchange Date, New York Insured II shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective stockholders all of their respective net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the New York Insured II AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

  Articles Supplementary to New York Insured's Articles of Incorporation establishing the powers, rights and preferences of the New York Insured Series C AMPS, the New York Insured Series D AMPS and the New York Insured Series E AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") prior to the Exchange Date.

  As promptly as practicable after the consummation of the Reorganization, New York Insured II shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

  In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each of the Funds hereby agrees as follows:

1. Representations and Warranties of New York Insured.

  New York Insured represents and warrants to, and agrees with, New York Insured II that:

    (a) New York Insured is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. New York Insured has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

    (b) New York Insured is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-6500), and such registration has not been revoked or rescinded and is in full force and effect. New York Insured has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

    (c) New York Insured II has been furnished with New York Insured's Annual Report to Stockholders for the fiscal year ended October 31, 1998, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of New York Insured as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (d) New York Insured II has been furnished with New York Insured's Semi-Annual Report to Stockholders for the six months ended April 30, 1999, and the unaudited financial statements appearing therein fairly present the financial position of New York Insured as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (e) An unaudited statement of assets, liabilities and capital of New York Insured and an unaudited schedule of investments of New York Insured, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to New York Insured II, at or prior to the Exchange Date for the purpose of determining the number of shares of New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS, and New York Insured Series E AMPS to be issued to New York Insured II pursuant to Section 4 of this Agreement; each will fairly present the financial position of New York Insured as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

    (f) New York Insured has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of New York Insured, threatened against it which assert liability on the part of New York Insured or which materially affect its financial condition or its ability to consummate the Reorganization. New York Insured is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

    (h) New York Insured is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

    (i) There are no material contracts outstanding to which New York Insured is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or will not otherwise be disclosed to New York Insured II prior to the Valuation Time.

    (j) New York Insured has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since August 31, 1999; and those incurred in connection with the Reorganization. As of the Valuation Time, New York Insured will advise New York Insured II in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

    (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by New York Insured of the Reorganization, except such as may be required under the

  Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

    (l) The registration statement filed by New York Insured on Form N-14 which includes the joint proxy statement of the Funds with respect to the transactions contemplated herein and the prospectus of New York Insured relating to the New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS to be issued pursuant to this Agreement (the "Joint Proxy Statement and Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to New York Insured (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by New York Insured for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

    (m) New York Insured is authorized to issue 200,000,000 shares of capital stock, of which 1,700 shares have been designated as Series A AMPS, 1,700 shares have been designated as Series B AMPS and 199,996,600 have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

    (n) The shares of New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS to be issued to New York Insured II pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of New York Insured will have any preemptive right of subscription or purchase in respect thereof.

    (o) At or prior to the Exchange Date, the New York Insured Common Stock to be transferred to New York Insured II for distribution to the stockholders of New York Insured II on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

    (p) At or prior to the Exchange Date, the shares of New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS to be transferred to New York Insured II on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of AMPS of New York Insured II presently are qualified, and there are a sufficient number of each series of New York Insured AMPS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

    (q) At or prior to the Exchange Date, New York Insured will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS to New York Insured II.

2. Representations and Warranties of New York Insured II.

  New York Insured II represents and warrants to, and agrees with New York Insured that:

    (a) New York Insured II is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. New York Insured II has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

    (b) New York Insured II is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-6661), and such registration has not been revoked or rescinded and is in full force and effect. New York Insured II has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify through its taxable year ending upon liquidation.

    (c) As used in this Agreement, the term "New York Insured II Investments" shall mean (i) the investments of New York Insured II shown on the schedule of its investments as of the Valuation Time furnished to New York Insured; and (ii) all other assets owned by New York Insured II or liabilities incurred as of the Valuation Time.

    (d) New York Insured II has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    (e) New York Insured has been furnished with New York Insured II's Annual Report to Stockholders for the fiscal year ended October 31, 1998, and the audited financial statements appearing therein, having been examined by Ernst & Young LLP, independent public accountants, fairly present the financial position of New York Insured II as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (f) New York Insured has been furnished with New York Insured II's Semi-Annual Report to Stockholders for the six months ended April 30, 1999, and the unaudited financial statements appearing therein fairly present the financial position of New York Insured II as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (g) An unaudited statement of assets, liabilities and capital of New York Insured II and an unaudited schedule of investments of New York Insured II, each as of the Valuation Time, will be furnished to New York Insured at or prior to the Exchange Date for the purpose of determining the number of shares of New York Insured Common Stock and New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS to be issued to New York Insured II pursuant to Section 4 of this Agreement; each will fairly present the financial position of New York Insured II as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

    (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of New York Insured II, threatened against it which assert liability on the part of New York Insured II or which materially affect its financial condition or its ability to consummate the Reorganization. New York Insured II, is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

    (i) There are no material contracts outstanding to which New York Insured II is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to New York Insured prior to the Valuation Time.

    (j) New York Insured II is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

    (k) New York Insured II has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 1999 and those incurred in connection with the Reorganization. As of the Valuation Time, New York Insured II will advise New York Insured in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

    (l) New York Insured II has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of New York Insured II have been adequately provided for on its books, and no tax deficiency or liability of New York Insured II has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

    (m) At both the Valuation Time and the Exchange Date, New York Insured II will have full right, power and authority to sell, assign, transfer and deliver the New York Insured II Investments. At the Exchange Date, subject only to the obligation to deliver the New York Insured II Investments as contemplated by this Agreement, New York Insured II will have good and marketable title to all of the New York Insured II Investments, and New York Insured will acquire all of the New York Insured II Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the New York Insured II Investments or materially affect title thereto).

    (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by New York Insured II of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

    (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to New York Insured II (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by New York Insured II for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

    (p) New York Insured II is authorized to issue 200,000,000 shares of capital stock, of which 2,800 shares have been designated as Series A AMPS, 1,960 shares have been designated as Series B AMPS, 1,000 have been designated as Series C AMPS, 1,200 have been designated as Series D AMPS and 199,993,040 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

    (q) All of the issued and outstanding shares of New York Insured II Common Stock and New York Insured II AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

    (r) The books and records of New York Insured II made available to New York Insured and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of New York Insured II.

    (s) New York Insured II will not sell or otherwise dispose of any of the shares of New York Insured Common Stock or New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS to be received in the Reorganization, except in distribution to the stockholders of New York Insured II, as provided in Section 3 of this Agreement.

3. The Reorganization.

  (a) Subject to receiving the requisite approvals of the stockholders of each of the Funds, and to the other terms and conditions contained herein, (i) New York Insured II agrees to convey, transfer and deliver to New York Insured and New York Insured agrees to acquire from New York Insured II on the Exchange Date, all of the New York Insured II Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of New York Insured II in exchange solely for that number of shares of New York Insured Common Stock and New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS provided in
Section 4 of this Agreement.

  Pursuant to this Agreement, as soon as practicable after the Exchange Date
(i) New York Insured II will distribute all shares of New York Insured Common Stock and New York Insured Series C AMPS, New York Insured Series D AMPS and New York Series E AMPS received by it to its stockholders in exchange for their shares of New York Insured II Common Stock and New York Insured II AMPS. Such distributions shall be accomplished by the opening of stockholder accounts on the stock ledger records of New York Insured in the amounts due the stockholders of New York Insured II based on their respective holdings in New York Insured II as of the Valuation Time.

  (b) Prior to the Exchange Date, New York Insured II shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective stockholders all of their respective net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the New York Insured II AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

  (c) New York Insured II will pay or cause to be paid to New York Insured any interest New York Insured II receives on or after the Exchange Date with respect to New York Insured II Investments transferred to New York Insured hereunder.

  (d) The Valuation Time shall be 4:00 p.m., Eastern time, on February 18, 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

  (e) Recourse for liabilities assumed from New York Insured II by New York Insured in the Reorganization will be limited to the net assets of New York Insured II acquired by New York Insured. The known liabilities of

New York Insured II, as of the Valuation Time, shall be confirmed in writing to New York Insured pursuant to Section 2(j) of this Agreement.

  (f) The Funds will jointly file Articles of Transfer with the Maryland Department and any other such instrument as may be required by the State of Maryland to effect the transfer of the New York Insured II Investments.

  (g) New York Insured II will be dissolved following the Exchange Date by filing Articles of Dissolution with the Maryland Department.

  (h) New York Insured will file with the Maryland Department Articles Supplementary to its Articles of Incorporation establishing the powers, rights and preferences of the New York Insured Series C AMPS, the New York Insured Series D AMPS and the New York Insured Series E AMPS prior to the closing of the Reorganization.

  (i) As promptly as practicable after the liquidation of New York Insured II pursuant to the Reorganization, New York Insured II shall terminate its respective registration under the 1940 Act.

4. Issuance and Valuation of New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS in the Reorganization.

  Full shares of New York Insured Common Stock and New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of New York Insured II acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of New York Insured II assumed by New York Insured in the Reorganization, shall be issued to New York Insured II by New York Insured in exchange for such assets of New York Insured II, plus cash in lieu of fractional shares. New York Insured will issue to New York Insured II (a) a number of shares of New York Insured II Common Stock, the aggregate net asset value of which will equal the aggregate net asset value of the shares of New York Insured II Common Stock, determined as set forth below, (b) a number of shares of New York Insured Series C AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the New York Insured II Series A AMPS, determined as set forth below; (c) a number of shares of New York Insured Series D AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the New York Insured II Series B AMPS, determined as set forth below and (d) a number of shares of New York Insured Series E AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the New York Insured II Series C AMPS and New York Insured II Series D AMPS, determined as set forth below.

  The net asset value of each of the Funds and the liquidation preference and value of the AMPS of each of the Funds shall be determined as of the Valuation Time in accordance with the procedures described in (i) the final prospectus New York Insured, dated February 21, 1992, relating to the New York Insured Common Stock and (ii) the final prospectus of New York Insured, dated April 6, 1992, relating to the New York Insured AMPS, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of New York Insured II Investments to be transferred to New York Insured shall be determined by New York Insured pursuant to the procedures utilized by New York Insured in valuing and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by New York Insured in cooperation with New York Insured II and shall be confirmed in writing by New York Insured to New York Insured II. The net asset value per share of the New York Insured Common Stock and the liquidation preference and value per share of the New York Insured Series C AMPS, the New York Insured Series D AMPS and the New York Insured Series E AMPS shall be determined in accordance with such procedures and New York Insured shall certify the computations involved. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets

(including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of that Fund is divided by the total number of shares of Common Stock of that Fund outstanding at such time.

  New York Insured shall issue to New York Insured II separate certificates or share deposit receipts for the New York Insured Common Stock and the New York Insured Series C AMPS, the New York Insured Series D AMPS and the New York Insured Series E AMPS, each registered in the name of New York Insured II. New York Insured II then shall distribute the New York Insured Common Stock and the New York Insured Series C AMPS, the New York Insured Series D AMPS and the New York Insured Series E AMPS to the holders of New York Insured II Common Stock and New York Insured II AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the New York Insured Common Stock to The Bank of New York, as the transfer agent and registrar for the New York Insured Common Stock for distribution to the holders of New York Insured II Common Stock on the basis of such holder's proportionate interest in the aggregate net asset value of the Common Stock of New York Insured II and (ii) the New York Insured Series C AMPS, New York Insured Series D AMPS and the New York Insured Series E AMPS to The Bank of New York, as the transfer agent and registrar for the New York Insured Series C AMPS, the New York Insured Series D AMPS and the New York Insured Series E AMPS for distribution to the holders of New York Insured II AMPS on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the AMPS of New York Insured II. With respect to any New York Insured II stockholder holding certificates evidencing ownership of either New York Insured II Common Stock or New York Insured II AMPS as of the Exchange Date, and subject to New York Insured being informed thereof in writing by New York Insured II, New York Insured will not permit such stockholder to receive new certificates evidencing ownership of the New York Insured Common Stock or the New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS, exchange New York Insured Common Stock or New York Insured Series C AMPS, New York Insured Series D AMPS or New York Insured Series E AMPS credited to such stockholder's account for shares of other investment companies managed by Merrill Lynch Asset Management L.P. ("MLAM") or any of its affiliates, or pledge or redeem such New York Insured Common Stock or New York Insured Series C AMPS, New York Insured Series D AMPS or New York Insured Series E AMPS, in any case, until notified by New York Insured II or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of New York Insured II Common Stock or New York Insured II AMPS or, in the event of lost certificates, posted adequate bond. New York Insured II, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of New York Insured II Common Stock or New York Insured II AMPS, as the case may be, or post adequate bond therefor.

  Dividends payable to holders of record of shares of New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS, or New York Insured Series E AMPS, as the case may be, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of New York Insured II shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders the stock certificates representing shares of common stock or AMPS of New York Insured II, as the case may be, for exchange.

  No fractional shares of New York Insured Common Stock will be issued to holders of New York Insured II Common Stock. In lieu thereof, New York Insured's transfer agent, The Bank of New York, will aggregate all fractional shares of New York Insured Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of New York Insured Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing New York Insured II Common Stock.

5. Payment of Expenses.

  (a) With respect to expenses incurred in connection with the Reorganization,
(i) each Fund shall pay all expenses incurred that are attributable solely to such Fund and the conduct of its business, and (ii) New York Insured shall pay, subsequent to the Exchange Date and pro rata according to each Fund's net assets at the Valuation Time, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include the cost of preparing and filing a ruling request with the Internal Revenue Service, legal and accounting fees, printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

  (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of the Funds.

  (a) Each Fund agrees to call an annual meeting of its stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

  (b) Each Fund covenants to operate its business as presently conducted between the date hereof and the Exchange Date.

  (c) New York Insured II agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any shares of New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS or New York Insured Series E AMPS, as applicable other than to its respective stockholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by New York Insured, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

  (d) New York Insured II undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that New York Insured II has ceased to be a registered investment company.

  (e) New York Insured will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the others, and each will furnish to the others the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

  (f) New York Insured has no plan or intention to sell or otherwise dispose of New York Insured II Investments, except for dispositions made in the ordinary course of business.

  (g) Each of the Funds agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. New York Insured agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of New York Insured II for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, New York Insured II shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by New York Insured II (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Fund Asset Management, L.P. ("FAM") at the time such tax returns and Forms 1099 are prepared.

  (h) The Funds each agree to mail to its respective stockholders of record entitled to vote at the annual meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

  (i) Following the consummation of the Reorganization, New York Insured will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

7. Exchange Date.

  (a) Delivery of the assets of New York Insured II to be transferred, together with any other New York Insured II Investments, and the shares of New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS to be issued as provided in this Agreement, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that New York Insured II Investments, for any reason, are not transferable on the Exchange Date, New York Insured II shall cause New York Insured II Investments to be transferred to New York Insured's account with The Bank of New York at the earliest practicable date thereafter.

  (b) New York Insured II will deliver to New York Insured on the Exchange Date confirmations or other adequate evidence as to the tax basis of New York Insured II Investments delivered to New York Insured hereunder, certified by Ernst & Young LLP.

  (c) As soon as practicable after the close of business on the Exchange Date, New York Insured II shall deliver to New York Insured a list of the names and addresses of all of the stockholders of record of New York Insured II on the Exchange Date and the number of shares of common stock and AMPS of New York Insured II owned by each such stockholder, certified to the best of their knowledge and belief by the applicable transfer agent for New York Insured II or by its President.

8. Conditions of New York Insured II.

  The obligations of New York Insured II hereunder shall be subject to the following conditions:

    (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Directors of New York Insured II and by the affirmative vote of (i) the holders of (a) a majority of the New York Insured Common Stock and New York Insured AMPS, voting together as a single class, and (b) a majority of the New York Insured AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; (ii) the holders of (a) a majority of the New York Insured II Common Stock and New York Insured II AMPS, voting together as a single class, and (b) a majority of the New York Insured II AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon and further that each Fund shall have delivered to each other Fund a copy of the resolution approving this Agreement adopted by such Fund's Board of Directors, and a certificate setting forth the vote of such Fund's stockholders obtained at its Annual Meeting, each certified by the Secretary of the appropriate Fund.

    (b) That New York Insured II shall have received from New York Insured a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of New York Insured's investments, all as of the Valuation Time, certified on the Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by New York Insured's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of New York Insured since the date of New York Insured's most recent Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

    (c) That New York Insured shall have furnished to New York Insured II a certificate signed by New York Insured's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of New York Insured made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that New York Insured has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

    (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    (e) That New York Insured II shall have received an opinion or opinions of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to New York Insured II and dated the Exchange Date, to the effect that (i) each of the Funds is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the shares of New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by New York Insured, and no stockholder of New York Insured has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of New York Insured or the state law of Maryland, or to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of the Funds, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which either Fund is a party or by which either Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) New York Insured II has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, New York Insured II will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the

  Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) the information in the Joint Proxy Statement and Prospectus under "Comparison of the Funds--Tax Rules Applicable to the Funds and their Stockholders" and "Agreement and Plan of Reorganization--Tax Consequences of the Reorganization," to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Joint Proxy Statement and Prospectus; (x) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (xi) no Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its respective stockholders; (xii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against any of the Funds, the unfavorable outcome of which would materially and adversely affect such Fund; (xiii) all corporate actions required to be taken by the Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of such Fund; and (xiv) such opinion is solely for the benefit of the Funds and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to any Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund.

    (f) That New York Insured II shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer by New York Insured II of substantially all of its assets to New York Insured in exchange solely for shares of New York Insured Common Stock and New York Insured Series C AMPS, New York Insured Series D AMPS or New York Insured Series E AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(D) of the Code, and the respective Funds will each be deemed to be a "party" to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to New York Insured II as a result of the asset transfer solely in exchange for shares of New York Insured Common Stock and New York Insured Series C AMPS, New York Insured Series D AMPS or New York Insured Series E AMPS, as the case may be, or on the distribution of the New York Insured stock to stockholders of New York Insured II under Section 361(c)(1); (iii) under
  Section 1032 of the Code, no gain or loss will be recognized to New York Insured on the receipt of assets of New York Insured II in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of New York Insured II on the receipt of shares of New York Insured in exchange for their shares of New York Insured II (except to the extent that common stockholders receive cash representing an interest in fractional shares of New York Insured Common Stock in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of New York Insured II's assets in the hands of New York Insured will be the same as the tax basis of such assets in the hands of New York Insured II immediately prior to the consummation of the

  Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of New York Insured received by the stockholders of New York Insured II in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of New York Insured II surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the shares of New York Insured will be determined by including the period for which such stockholder held New York Insured II shares exchanged therefor, provided that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, New York Insured's holding period with respect to New York Insured II's assets transferred will include the period for which such assets were held by New York Insured II; (ix) the payment of cash to common stockholders of New York Insured II in lieu of fractional shares of New York Insured Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder's basis allocable to the New York Insured fractional shares; and (x) the taxable year of New York Insured II will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, New York Insured will succeed to and take into account certain tax attributes of New York Insured II, such as earnings and profits, capital loss carryovers and method of accounting.

    (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the other.

    (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of New York Insured, be contemplated by the Commission.

    (i) That New York Insured II shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to New York Insured II, to the effect that (i) they are independent public accountants with respect to New York Insured within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of New York Insured included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of New York Insured included in the N-14 Registration Statement, and inquiries of certain officials of New York Insured responsible for financial and accounting matters, nothing came to their attention that caused them to believe that
  (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to New York Insured appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of New York Insured or from schedules prepared by officials of New York Insured having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

    (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of New York Insured or would prohibit the Reorganization.

    (k) That New York Insured II shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as its counsel, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. New York Insured Conditions.

  The obligations of New York Insured hereunder shall be subject to the following conditions:

    (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors and the stockholders of each of the Funds as set forth in Section 8(a); and that New York Insured II shall have delivered to New York Insured a copy of the resolution approving this Agreement adopted by New York Insured II's Board of Directors, and a certificate setting forth the vote of the stockholders of New York Insured II obtained, each certified by its Secretary.

    (b) That New York Insured II shall have furnished to New York Insured a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by such Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of New York Insured II since the date of such Fund's most recent Semi-Annual Report, as applicable, other than changes in New York Insured II Investments since that date or changes in the market value of New York Insured II Investments.

    (c) That New York Insured II shall have furnished to New York Insured a certificate signed by such Fund's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of New York Insured II made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and New York Insured II has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

    (d) That New York Insured II shall have delivered to New York Insured a letter from Ernst & Young LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of New York Insured II for the period ended October 31, 1999 (which returns originally were prepared and filed by New York Insured II), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of New York Insured II for the period covered thereby; and that for the period from November 1, 1999, to and including the Exchange Date and for any taxable year of New York Insured II ending upon the liquidation of New York Insured II, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from November 1, 1999, to and including the Exchange Date and for any taxable year of New York Insured II, ending upon the liquidation of such fund or that such fund would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

    (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    (f) That New York Insured shall have received an opinion of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to New York Insured and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as New York Insured reasonably may deem necessary or desirable.

    (g) That New York Insured shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

    (h) That New York Insured shall have received from Ernst & Young LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to New York Insured, to the effect that (i) they are independent public accountants with respect to New York Insured II within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of New York Insured II included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of New York Insured II included in the N-14 Registration Statement, and inquiries of certain officials of New York Insured II responsible for financial and accounting matters, nothing came to their attention that caused them to believe that
  (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to New York Insured II appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of New York Insured II or from schedules prepared by officials of New York Insured II having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

    (i) That New York Insured II Investments to be transferred to New York Insured shall not include any assets or liabilities which New York Insured, by reason of charter limitations or otherwise, may not properly acquire or assume.

    (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of New York Insured II, be contemplated by the Commission.

    (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of New York Insured II or would prohibit the Reorganization.

    (l) That New York Insured shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to New York Insured, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

    (m) That all proceedings taken by New York Insured II and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to New York Insured.

    (n) That prior to the Exchange Date, New York Insured II shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard, the last dividend period for the New York Insured II AMPS may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

10. Indemnification.

  (a) New York Insured II hereby agrees to indemnify and hold New York Insured harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which New York Insured may incur or sustain by reason of the fact that (i) New York Insured shall be required to pay any corporate obligation of New York Insured II, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against New York Insured II which were omitted or not fairly reflected in the financial statements to be delivered to New York Insured in connection with the Reorganization; (ii) any representations or warranties made by New York Insured II in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of New York Insured II has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein attributable to such Fund not misleading or (b) the Joint Proxy Statement and Prospectus delivered to the stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein attributable to such Fund, in the light of the circumstances under which they were made, not misleading, except with respect to (iv)(a) and (b) herein insofar as such claim is based on written information furnished to New York Insured II by New York Insured.

  (b) New York Insured hereby agrees to indemnify and hold New York Insured II harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which New York Insured II may incur or sustain by reason of the fact that (i) any representations or warranties made by New York Insured in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of New York Insured has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (ii)(a) and
(b) herein insofar as such claim is based on written information furnished to New York Insured by New York Insured II.

  (c) In the event that any claim is made against New York Insured in respect of which indemnity may be sought by New York Insured from New York Insured II under Section 10(a) of this Agreement, or in the event that any claim is made against New York Insured II in respect of which indemnity may be sought by New York Insured II from New York Insured under Section 10(b) of this Agreement, then the party seeking indemnification

(the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty
(30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between New York Insured and New York Insured II seeking indemnification that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 10, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

11. Termination, Postponement and Waivers.

  (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of New York Insured II if any condition of New York Insured II's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of New York Insured if any condition of New York Insured's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

  (b) If the transactions contemplated by this Agreement have not been consummated by August 31, 2000, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

  (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

  (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of the Funds have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

  (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, directors, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, director, trustee, agent or stockholder so acts or to its stockholders, to which that officer, director, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

  (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of shares of New York Insured Common Stock, New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS to be issued to New York Insured II, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

12. Other Matters.

  (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), New York Insured will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

  THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIYIELD NEW YORK INSURED FUND, INC. (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to New York Insured's transfer agent with respect to such shares. New York Insured II will provide New York Insured on the Exchange Date with the name of any stockholder of New York Insured II who is to the knowledge of New York Insured II an affiliate of New York Insured II on such date.

  (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

  (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to any Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

  (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

  (e) Copies of the Articles of Incorporation, as amended, and Articles Supplementary of each Fund are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

Attest:                                   MuniYield New York Insured Fund,
                                           Inc.

     /s/ Alice A. Pellegrino
_____________________________________
                                          By:       /s/ Donald C. Burke
                                            -----------------------------------

    Alice A. Pellegrino, Secretary            Donald C. Burke, Vice President
                                                    and Treasurer

Attest:                                   MuniYield New York Insured Fund II,
                                           Inc.

     /s/ Alice A. Pellegrino
_____________________________________
                                          By:       /s/ Donald C. Burke
                                            -----------------------------------

    Alice A. Pellegrino, Secretary            Donald C. Burke, Vice President
                                                    and Treasurer

                                                                    EXHIBIT III

                   ECONOMIC AND OTHER CONDITIONS IN NEW YORK

  The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated. The Funds have not independently verified this information.

  The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

New York City

  General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that, after strong growth in 1998-1999, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases.

  For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

  The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2003 fiscal years (the "2000-2003 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

  As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 1999 and 2000 fiscal years, before discretionary transfers, and budget gaps for each of the 2001, 2002 and 2003 fiscal years. This pattern of current years surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

  City's Financing Program. Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2000 through 2003 contemplates the issuance of $7.449 billion of general obligation bonds and $3.35 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"). In addition, the Financial Plan anticipates access to approximately $2.4 billion in Financing Capacity of the Tobacco Settlement Asset Securitization Corporation ("TSASC") which is expected to issue debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

                                     III-1

  Without additional borrowing capacity, under current projections the City would reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000. In order to provide financing for the City's current capital plan during and after fiscal year 2000, the Transitional Finance Authority's debt-incurring capacity will need to be increased, some other financing mechanism will need to be established or the City's general obligation debt limit will need to be increased. An amendment to the State Constitution would be necessary to change the methodology used to calculate the debt limit to increase the City's general obligation debt limit. A proposed amendment to the State Constitution may be considered by the State Legislature and, if approved in two consecutive legislative sessions and by voter referendum, could have an effective date in the year 2002. Even if the Constitution were so amended, legislative action to increase the financing capacity of the Transitional Finance Authority or creation of some other financing mechanism would be necessary to permit the City to continue its capital program until the constitutional amendment took effect in 2002. Accordingly, the Financial Plan anticipates access to approximately $2.4 billion in financing capacity of TSASC. Even with TSASC's ability to provide approximately $2.4 billion of financing capacity, the City expects that it will be required to postpone a substantial part of its capital program from the latter part of fiscal year 2001 to fiscal year 2002. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements (See "Seasonal Financing Requirements" within). The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority and other bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, as well as Water Authority, Transitional Finance Authority and TSASC bonds.

  1998 Fiscal Year. For the 1998 fiscal year, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal year is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

  1999 Modification and 2000-2003 Financial Plan. The most recent quarterly modification to the City's financial plan for the 1999 fiscal year (July 1, 1998-June 30, 1999) submitted to the New York State Financial Control Board (the "Control Board") on June 14, 1999 (the "1999 Modification"), projects a balanced budget in accordance with GAAP for the 1999 fiscal year.

  On June 14, 1999, the City released the Financial Plan for the 2000 through 2003 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP, and project gaps of $1.8 billion, $1.9 billion and $1.8 billion for fiscal years 2001 through 2003, respectively.

  The 1999 Modification and the 2000-2003 Financial Plan include a discretionary transfer in the 1999 fiscal year of $2.6 billion to pay debt service due in fiscal year 2000, for budget stabilization purposes, a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million.

  In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2000 fiscal year and to reduce projected gaps for fiscal years 2001 through 2003. The gap-closing actions for the 2000 through 2003 fiscal years include: (i) additional City agency actions totaling $502 million, $371 million, $293 million and $283 million for fiscal years 2000 through 2003, respectively; (ii) additional Federal aid of $75 million in each of fiscal years 2000 through 2003, which include the proposed restoration of $25 million of Federal revenue sharing and $50 million of increased Federal Medicaid aid; and (iii) additional State actions totaling approximately $125 million in each of fiscal years 2000 through 2003. The Financial Plan also reflects a tax reduction program, which includes the elimination of the City's non-residents earning tax, the proposed extension of current tax reductions for owners of cooperative and condominium apartments and a proposed income tax credit for low income wage earners.

                                     III-2

  Assumptions. The 2000-2003 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 2000-2003 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

  The Financial Plan assumes: (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which has subsequently been extended to December 31, 2001 through enacted legislation, and which is projected to provide revenue of $572 million, $585 million, $600 million and $638 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of projected rent payments for the City's airports, totaling $365 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal action; (iii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan; and (iv) receipt of the tobacco settlement funds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

  Municipal Unions. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 98% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees would exceed $2 billion after the 1999 fiscal year and exceed $2 billion thereafter. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

  Intergovernmental Aid. The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

  Year 2000 Computer Matters. The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting,

                                     III-3
budgeting and payroll systems, identified the potential impact of the year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and are implementing both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

  The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 99% (current as of October 26, 1999) of the mission-critical and high priority systems of Mayoral agencies. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems of Mayoral agencies, if such systems are not year 2000 compliant. During the month of November and December, the Mayor's office of Emergency Management will coordinate drills to test the contingency plans. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

  Certain Reports. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

  On July 14, 1999, the City Comptroller issued a report on the adopted budget for fiscal year 2000 and the Financial Plan. Taking into account the risks and additional resources identified in the report, the report projected a surplus for fiscal year 2000 of between $223 million and $891 million, including the $429 million surplus allocated to the Budget Stabilization Account. In addition, taking into account the risks and additional resources identified in the report and the budget gaps projected in the April Financial Plan, the report projected budget gaps of between $1.8 billion and $3.5 billion, $1.7 billion and $3.6 billion, and $1.7 billion and $4.1 billion in fiscal years 2001 through 2003, respectively.

  With respect to fiscal years 2000 through 2003, the report identified baseline risks of between $338 million and $998 million, $654 million and $2.4 billion, $600 million and $2.4 billion, and $719 million and $2.9 billion, respectively, depending upon whether (i) the State approves the extension of the 14% personal income tax surcharge; (ii) the City incurs additional labor costs as a result of the expiration of labor contracts starting in fiscal year 2001 which, if settled at the current forecast level of inflation, would result in additional costs totaling $345 million in fiscal year 2001, $713 million in fiscal year 2002 and $1.1 billion in fiscal year 2003; (iii) the State approves the continuation in fiscal years 2000 through 2003 of temporary State Medicaid cost containment; and (iv) the City receives $300 million, $250 million, $300 million and $300 million in fiscal years 2000 through 2003, respectively, from the tobacco settlement. Additional risks identified in the report for fiscal years 2000 through 2003 include payments from the Port Authority relating to the City's claim for back rentals, which are the subject of arbitration; State and Federal gap-closing actions proposed in the Financial Plan; possible increased overtime expenditures; the sale of the New York City Coliseum in fiscal year 2001; the write-down of outstanding education aid receivables of approximately $100 million in each of fiscal years 2002 and 2003; and

                                     III-4
a possible $149 million shortfall in tax revenues in fiscal year 2003. The report noted that these risks may be offset by additional resources of between $659 million and $873 million in fiscal years 2000 through 2003 due to the potential for higher than forecast tax revenues, lower than forecast payables for prior years, possible debt service savings, additional State education aid, the possible failure to spend funds for the construction of three sports facilities and lower pension costs resulting from excess earnings on pension assets in the 1999 fiscal year.

  In his report, the City Comptroller also noted that possible changes to the assumptions and methods used to compute actuarial liabilities, including changes in the mortality, disability, investment return and wage assumptions, could increase the City's pension expenditures by up to $600 million annually, and that the Financial Plan has provided reserves of $65 million, $250 million, $300 million and $260 million in fiscal years 2000 through 2003 to absorb some of the anticipated costs increases. The report further noted that the City Comptroller's forecast is contingent on the continued growth of the City economy and that the fear of renewed inflationary pressures has created uncertainty in the bond market which may dampen economic growth in the future. The report also indicated that a possible negotiated settlement of a class action, filed on behalf of approximately 65,000 persons challenging the Department of Corrections policy of strip searching detainees arrested for nonfelony offenses, may expose the City to substantial costs from the settlement of litigation. The report noted that, while settlement negotiations with representatives of the class are being conducted and, therefore, estimates of the potential cost of this litigation cannot be determined, the City has recently settled four cases for $25,000 each.

  On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City's major physical assets and the capital expenditures required to bring them to a state of good repair. The report's findings relate only to current infrastructure and do not address future capacity or technology needs. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City's infrastructure to a systematic state of good repair and address new capital needs already identified. The report stated that the City's current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The report noted that the City's ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

  On July 15, 1999, the staff of the OSDC issued a report on the Financial Plan. With respect to fiscal year 2000, the report identified a possible gap of $13 million, reflecting revenues which could exceed projections in the Financial Plan by $290 million, a $200 million shortfall in anticipated Federal and State assistance, a possible $70 million increase in overtime costs and the writedown of approximately $33 million of outstanding education aid receivables. With respect to fiscal years 2001 through 2003, the report identified net risks of $530 million, $447 million and $266 million which, when added to gaps projected in the Financial Plan, would result in gaps of $2.4 billion, $2.3 billion and $2.1 billion in fiscal years 2001 through 2003, respectively. The risks identified in the report included a $200 million shortfall in anticipated Federal and State assistance in each of fiscal years 2001 through 2003, the potential for increased overtime costs, the writedown of outstanding State education aid receivables of approximately $100 million in each of fiscal years 2002 and 2003, $100 million of unspecified asset sales in fiscal 2002 and delays in the receipt of Port Authority lease payments assumed in the Financial Plan. However, the report noted that tax revenues could be greater than forecast by the City by $155 million, $210 million and $255 million in fiscal years 2001 through 2003, respectively. The report also identified a number of other issues, including a possible delay in the receipt of the City's share of the proceeds under the settlement with the nation's tobacco companies; the extension of the 14% personal income surcharge; the possibility of pension costs being $250 million greater than assumed in the Financial Plan in each of fiscal years 2001 through 2003, as a result of changed actuarial assumptions; and the potential for wage increases which, at the projected inflation rate, would increase gaps by $285 million, $635 million and $1.0 billion in fiscal years 2001 through 2003, respectively. The report also noted the possibility that the Federal Reserve will raise interest rates and slow the economy, which could depress Wall Street profits below the levels projects by the City and have the potential to seriously impact the City's nonproperty tax revenue forecasts.

  On July 15, 1999, the staff of the Control Board issued a report reviewing the Financial Plan. The report noted that the City is likely to end fiscal year 2000 in balance. However, the report identified risks of $562

                                     III-5
million, $293 million, $640 million and $499 million for fiscal years 2000 through 2003, respectively, which, when combined with the City's projected gaps, results in estimated gaps of $562 million, $2.1 billion, $2.5 billion and $2.3 billion for fiscal years 2000 through 2003, respectively, before making provision for any increased labor costs which may occur when the current contracts with City employees expire in calendar year 2000. The report noted the possibility that non-property taxes in fiscal year 2000 could be $250 million greater than forecast in the Financial Plan. However, the report also identified risks for fiscal years 2000 through 2003, which include (i) the possibility that the City may decide to fund the $63 million annual cost of teachers' salary supplementation for fiscal years 2000 through 2003, which the State failed to fund in the 1999 fiscal year, and an additional risk of approximately $100 million in each of fiscal years 2002, and 2003 for BOE resulting from the write-down of funds owed to BOE by the State which have been outstanding for ten or more years; (ii) the receipt of assumed rental payments from the Port Authority relating to the City's claim for back rents, which are the subject of arbitration; (iii) a possible delay in the receipt of $300 million from the tobacco settlement in fiscal years 2000 and 2001; (iv) $200 million of Federal and State gap-closing actions assumed in the Financial plan for each of fiscal years 2000 through 2003; and (v) $177 million in fiscal year 2000 from the lapse of State Medicaid cost containment, which has been extended subsequent to the report.

  In its report, the staff of the Control Board noted that total debt service is expected to increase from 9.2% of total revenues and 15.8% of tax revenues in the 1999 fiscal year to 11.6% of total revenues and 19% of tax revenues in fiscal year 2003, and that the City's capital plant will require additional resources at the same time that a rising debt service burden must be contained. With respect to HHC, the report noted that HHC revenues are expected to fall during the Financial Plan period, primarily due to falling Medicaid receipts, that HHC will face increasing financial pressure when the State implements mandatory Medicaid managed care beginning in fiscal year 2000 and that the eventual size of the projected gaps for HHC in fiscal years 2002 and 2003 may change substantially from current projections, as the revenue impact of proposed State and Federal reforms, growth in managed care and shifting utilization patterns remain largely uncertain. Finally, the report noted that, given the length of the current expansion, there is an increasing probability that a recession related to the end of the long bull market will occur by the end of the Financial Plan period, and it is likely that the next downturn, if and when it occurs, will have a disproportionately great impact on the City because of its dependence on income flows from financial services.

  Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. It is expected that the City will issue $750 million in short-term obligations in the 2000 fiscal year to finance the City's cash flow needs for the 2000 fiscal year. The City issued $500 million of short-term obligations in the 1999 fiscal year to finance the City's cash flow needs for the 1999 fiscal year. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

  Ratings. As of October 26, 1999, Moody's rated the City's outstanding general obligation bonds A3, Standard & Poor's rated such bonds A- and Fitch rated such bonds A. In July 1995, Standard & Poor's revised downward its ratings on outstanding general obligation bonds of the City from A- to BBB+. In July 1998, Standard & Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

  Outstanding Indebtedness. As of June 30, 1999, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.8 and $3.2 billion of outstanding net long-term debt.

                                     III-6

As of May 19, 1999, the Water Authority had approximately $8.7 billion aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and a $600 million commercial paper program.

  Water, Sewer and Waste. Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which were planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.

  Legislation has been passed by the State which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. A suit has been commenced against the City by private individuals under the Resource Conservation and Recovery Act seeking to compel the City to take certain measures or, alternatively, to close the Fresh Kills landfill. If as a result of such litigation, the City is required to close the landfill earlier than required by State legislation, the City could incur additional costs during the Financial Plan period. Pursuant to court order, the City is currently required to recycle 3,400 tons per day of solid waste and is required to recycle 4,250 tons per day by July 2001. The City as of October 26, 1999 was recycling slightly over 2,600 tons per day of solid waste. The City may seek to obtain amendments to Local Law No. 19 to modify this requirement. If the City is unable to obtain such amendments and is required to fully implement Local Law No. 19, the City may incur substantial costs.

  Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1998 amounted to approximately $3.5 billion.

New York State

  Current Economic Outlook. The State's 1999-2000 Financial Plan is based upon a June 1999 projection by the State Division of Budget of national and State economic activity. The information in this section, obtained from the State's Annual Information Statement, dated August 24, 1999, summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the State's 1999-2000 Financial Plan. The State Division of Budget expects that national economic growth will be quite robust throughout calendar year 1999. Real Gross Domestic Product ("GDP") growth is projected to be 4.0 percent in 1999, above the 1998 growth rate of 3.9 percent. In 2000, real GDP growth is expected to be 2.4 percent.

  The forecast of the State's economy shows continued expansion during the 1999 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing sector is expected to post a modest decline. On an average annual basis, the employment growth rate in the State is expected to be somewhat lower than in 1998 and the unemployment rate is expected to drop further to 5.1 percent. Personal income is expected to record moderate gains in 1999. Wage growth in 1999 is expected to be slower than in the previous year as the recent robust growth rate in bonus payments moderates.

                                     III-7

  Overall employment growth in the State was 2.0 percent in 1998, but is expected to drop to 1.7 percent in 1999 and to 1.3 percent in 2000. On the national level, employment growth was 2.6 percent for 1998 and is projected to be 2.1 percent and 1.8 percent for 1999 and 2000, respectively.

  On an average annual basis, the State unemployment rate was 5.6 percent in 1998 and is projected to be 5.1 percent and 5.0 percent for 1999 and 2000, respectively. For the nation as a whole, the unemployment rate was 4.5 percent for 1998, and is projected to be 4.2 percent in 1999 and 4.1 percent in 2000.

  Personal income in the State grew by 5.3 percent in 1998, and is projected to grow by 4.7 percent in 1999 and 4.1 percent in 2000. For the nation, personal income grew by 5.0 percent in 1998, and is projected to grow by 5.1 percent and 4.8 percent, respectively, for 1999 and 2000.

  The forecast for continued growth, and any resultant impact on the State's 1999-2000 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages or in stock market prices could lead to unanticipated strong growth in consumer spending. Inventory investment dues to year 2000 computer matters may be significantly stronger than expected towards the end of 1999 possibly followed by significant weakness early in 2000. Also, improvements in foreign economies may be weaker-than-expected and therefore may have unanticipated effects on the domestic economy. The inflation rate may differ significantly from expectations due to the conflicting impacts of a tight labor market and improved productivity growth as well as to the direction and magnitude of fluctuations in oil prices. In addition, the State economic forecast could over- or underestimate the level of future bonus payments, financial sector profits or inflation growth, resulting in unexpected economic impacts. Similarly, the State forecast could fail to correctly estimate the amount of employment change in the banking, financial and other business service sectors as well as the direction of employment change that is likely to accompany telecommunications and energy deregulation.

  The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. The finance, insurance and real estate sector is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of all nonfarm labor and proprietors' income. Farming is an important part of large regions of the State, although it constitutes a very minor part of total State output. Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

  The 1999-2000 Fiscal Year. The State's 1999-2000 fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the 1999-2000 fiscal year, the State enacted appropriations that permitted the State to continue its operations. Following the enactment of the budget, the State prepared a Financial Plan for the 1999-2000 fiscal year (the "1999-2000 Financial Plan" or the "State Financial Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature.

  General Fund receipts, including transfers from other funds, are projected to be $39.31 billion, an increase of $2.57 billion from the $36.74 billion recorded in the 1998-1999 fiscal year. General Fund disbursements,

                                     III-8
including transfers to other funds, are estimated at $37.36 billion, an increase of $868 million or 2.38 percent over the 1998-1999 fiscal year. The 1999-2000 Financial Plan projects the State to close the 1999-2000 fiscal year with a closing balance of $2.85 billion in the General Fund.

  Receipts. The $39.31 billion in total General Fund receipts includes $35.93 billion in tax receipts, $1.36 billion in miscellaneous receipts and $2.02 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in the 1998-1999 fiscal year to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-1999 figures and inflating 1999-2000 projections.

  Personal income taxes are imposed on the income of individuals, estates and trusts and are based, with certain modifications, on Federal definitions of income and deductions. Potential changes to Federal tax law could alter the Federal definitions of income on which certain State taxes rely. Such changes could have a significant impact on State revenues in the future. Net General Fund personal income tax collections are projected to reach $22.95 billion in the 1999-2000 fiscal year, well over half of all General Fund receipts and nearly $2.87 billion above the reported 1998-1999 fiscal year collection total. Much of this growth is associated with the $1.82 billion net impact of the transfer of the surplus from 1998-1999 to 1999-2000 as partially offset by the diversion of an additional $661 million in income tax receipts to the School Tax Relief (STAR) fund. The STAR program was created in 1997 as a State-funded local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.8 billion, an increase of almost 9 percent.

  User taxes and fees are comprised of three-quarters of the State's four percent sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle registration fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes. User taxes and fees are projected to total $7.35 billion in 1999-2000, an increase of $105 million from reported collection in the 1998-1999 fiscal year. The sales tax component of this category accounts for virtually all of the 1999-2000 fiscal year growth.

  Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Business tax receipts are expected to total approximately $4.63 billion in 1999-2000, $230 million below 1998-1999 results. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes.

  Transfers from other funds to the General Fund consists primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to Local Government Assistance Corporation (see Local Government Assistance Corporation within). Transfers from other funds are expected to total $2.02 billion, or $99 million more than total receipts from this category during 1998-1999. Total transfers of sale taxes in excess of LGAC debt service requirements are expected to increase by approximately $93 million, while transfers from all other funds are expected to increase by $6 million.

  Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to total $1.36 billion in the 1999-2000 fiscal year, down $142 million from the prior year amount. This reflects the loss of non-recurring receipts received in the 1998-1999 fiscal year and the growing effects of the phase-out of the medical provider assessments, scheduled to be eliminated in January 2000.

  Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Taxes in this category are projected to total $1 billion for 1999-2000, $137 million below the 1998-1999 level. The primary factors accounting for most of the expected decline include: an adverse tax tribunal decision resulting in

                                     III-9
significant refunds of the now repealed real property gains tax; pari-mutuel tax reductions enacted with the 1999-2000 budget; and the effects of already enacted reductions in the estate and gift taxes.

  Non-recurring Resources. The State Division of the Budget estimates that the 1999-2000 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $500 million, or 1.3 percent of General Fund resources, the largest of which is the first phase of the privatization of the Medical Malpractice Insurance Association. To the greatest extent possible, one-time resources are expected to be utilized to finance one-time costs, including Year 2000 compliance costs and certain capital spending.

  Disbursements. Grants to Local Governments is projected to constitute approximately 68.5 percent of all 1999-2000 fiscal year General Fund disbursements, and include payments to local governments, non-profit providers and entitlement benefits to individuals. It is projected to be approximately $25.60 billion for the 1999-2000 fiscal year, an increase of $910 million or
3.68 percent from the level for the 1998-1999 fiscal year. Under the 1999-2000 enacted budget, General Fund spending on school aid is projected at $10.52 billion on a State fiscal year basis, an increase of $831 million from the prior year. Spending for Medicaid in 1999-2000 is projected to total $5.54 billion, essentially unchanged from the 1998-1999 fiscal year. Disbursements for all other health and social welfare programs are projected to total $2.70 billion, a decrease of $252 million. Lower welfare spending, driven by State and federal reforms and a robust economy, accounts for most of the decline.

  State Operations is projected to constitute approximately 18.4 percent of all 1999-2000 fiscal year General Fund disbursements. State Operations reflects the costs of running the Executive, Legislative and Judicial branches of government, including the prison system, mental hygiene institutions, and the State University system (SUNY). It is projected to be approximately $6.89 billion for the 1999-2000 fiscal year. Personal service costs account for approximately 73 percent of spending in this category. Spending in this category is projected to increase by $207 million or 3.1 percent above 1998-1999. The growth reflects $100 million in projected spending for new collective bargaining agreements that the State expects to be ratified during the 1999-2000 fiscal year. The annualized costs of current collective bargaining agreements, growth in the Legislative and Judiciary budgets, and staffing costs for the State's Year 2000 compliance programs also contribute to the year-to-year growth in spending. The State's overall workforce is projected to remain stable at approximately 191,300 persons.

  General State Charges is projected to constitute approximately 5.5 percent of all 1999-2000 fiscal year General Fund disbursements. This category accounts primarily for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature and Judiciary. It includes employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. This category also covers State payments-in-lieu of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Disbursements in this category are estimated at $2.04 billion for the 1999-2000 fiscal year, a decrease of $222 million from the 1998-1999 fiscal year.

  Transfers to Other Funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. State Debt Service is projected to constitute approximately 6.1 percent of all 1999-2000 fiscal year General Fund disbursements. Capital/Other is projected to constitute approximately 1.5 percent of all such General Fund disbursements. Long-term debt service transfers are projected at $2.27 billion in the 1999-2000 fiscal year, an increase of $183 million from 1998-1999. Transfers for capital projects are projected to total $168 million in 1999-2000, a decline of $78 million from the 1998-1999 fiscal year which is primarily due to the delay of the receipt of payment of certain reimbursements in the 1998-1999 fiscal year.

  Future Fiscal Years. State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the State Division of the Budget indicates that the State will have a 2000-2001 fiscal year budget gap of approximately $1.9 billion, or about $300 million above the 1999-2000 Executive Budget estimate (after adjusting for the projected costs of collective bargaining). This estimate includes an assumption of the projected costs of new collective bargaining agreements, $500 million in assumed operating efficiencies, as well as the

                                    III-10
planned application of approximately $615 million of the $1.82 billion tax reduction reserve. In recent years, the State has closed projected budget gaps which the State Division of the Budget estimates at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99).

  The State and the United University Professionals (UUP) union have reached a tentative agreement on a new four-year labor contract. The State is continuing negotiations with other unions representing State employees, the largest of which is the Civil Service Employees Association (CSEA). CSEA previously failed to ratify a tentative agreement on a new four-year contract earlier in 1999. The 1999-2000 Financial Plan has reserved $100 million for possible collective bargaining agreements, and reserves are contained in the preliminary outyear projection for 2000-2001 to cover the recurring costs of any new agreements. To the extent these reserves are inadequate to finance such agreements, the costs of new labor contracts could increase the size of future budget gaps.

  Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-2001 Financial Plan will achieve $500 million in savings from initiatives by state agencies to deliver services more efficiently, workforce management efforts, maximization of Federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the potential settlement of State claims against the tobacco industry.

  Special Considerations. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

  The State Financial Plan is based upon forecasts of national and State economic activity. Many uncertainties exist in forecasts of both the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current or any future fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

  Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations.

  An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

  The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program (TANF) partially funded with a fixed federal block grant to states. States are required to meet work activity participation targets for their TANF caseload and conform with certain other federal standards or face potential sanctions in the form of a reduced federal block grant and increased State/local funding requirements. Any future reduction could have an adverse impact on the State's Financial Plan.

                                    III-11

However, the State has been able to demonstrate compliance with TANF work requirements to date and does not now expect to be subject to associated federal fiscal penalties.

  Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal Government could impact projected budget gaps for the State. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the State Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in any given fiscal year or to align recurring receipts and disbursements in any given fiscal year.

  To help guard against these risks, the State has projected reserves of $2.4 billion in the 1999-2000 fiscal year.

  Year 2000 Computer Matters. New York State is currently addressing "Year 2000" ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Y2K issue not only affects computer programs, but also the hardware, software and networks on which they operate. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

  In April 1999 the State Comptroller released an audit on the State's Y2K compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning.

  The Office for Technology ("OFT") will continue to monitor compliance progress for the State's mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. Mission-critical systems are those that may impact the public health, safety and welfare of the State and its citizens, and for which failure could have a material and adverse impact on State operations. High-priority systems are critical for a State agency to fulfill its mission or deliver services. OFT reported that as of June 1999, the State had completed over 98 percent of the overall compliance effort for its mission-critical systems; 55 of the 56 systems are now Y2K compliant. As of June 1999, the State had completed 87 percent of the overall compliance effort on the high-priority systems; 236 systems are now Y2K compliant. The State has also procured independent validation and verification services from a qualified vendor to perform an automated review of code that has been fixed and a testing review process for all mission-critical systems which is scheduled to be completed by September 1999.

  The State is also addressing a number of issues related to bringing its mission-critical systems into compliance, including: testing throughout 1999 of over 800 data exchange interfaces with Federal, State, local and private data partners; completing an inventory of priority equipment and systems that may depend on embedded chips and may therefore need remediation in 1999; and contacting critical vendors and supply partners to obtain Y2K compliance status information and assurances. Since problems could be identified during the compliance testing phase that could produce compliance delays, the State agencies were required to complete contingency plans for priority systems and business processes by the first quarter of calendar year 1999. These plans have been completed and tested as of June 1999 and are being integrated into the State Emergency Response Plan under the direction of the State Emergency Management Office. In addition, the State Public Service Commission has ordered that all State-regulated utilities complete Y2K activities for mission-critical systems, including contingency plans, by July 1, 1999. The Public Service Commission is currently reviewing these plans as part of their Y2K regulatory and oversight role. The State has also been working with local governments since December 1996 to raise awareness, promote action and provide assistance with Y2K compliance.

                                    III-12

  While the State is taking what it believes to be appropriate action to address Y2K compliance, there can be no guarantee that all of the State's systems and equipment will be Y2K compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Y2K compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Y2K compliance could have an adverse impact on State operations or finances as well.

  Prior Fiscal Years (GAAP-Basis). GAAP requires fund accounting for all government resources and the modified accrual basis of accounting for measuring the financial position and changes therein of governmental funds. The modified accrual basis of accounting recognizes revenues when they become measurable and available to finance expenditures, and expenditures when a liability to pay for goods or services is incurred or a commitment to make aid payments is made, regardless of when actually paid. There are four GAAP-defined Governmental Fund types. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund. Debt Service Funds account for the accumulation of resources for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements. Capital Project Funds account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds). Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as Federal grants, that are legally restricted to specified purposes.

  The State completed its 1998-1999 fiscal year with a combined governmental funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in the Debt Service Funds ($209 million) and in the Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million). The State reported an accumulated surplus of $1.645 billion in the General Fund.

  The State completed its 1997-1998 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds. The State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis.

  The State completed its 1996-1997 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds. The State reported an accumulated deficit of $995 million in the General Fund.

  Prior Fiscal Years (Cash Basis). Cash basis accounting results in the recording of receipts at the time money or checks are deposited in the State Treasury and the recording of disbursements at the time a check is drawn, regardless of the fiscal period to which the receipts or disbursements relate.

  The State ended its 1998-1999 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the State Division of the Budget of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries. General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-1999 fiscal year totaled $36.74 billion, an increase of 6.34 percent from the 1997-1998 fiscal year levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-1999 fiscal year, an increase of 6.23 percent from the 1997-1998 fiscal year levels.

  The State reported a General Fund closing cash balance of $892 million. The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of the 1998-1999 fiscal year to pay for tax refunds in the 1999-2000 fiscal year. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in the 1998-1999 fiscal year, while increasing reported receipts in the 1999-2000 fiscal year.

                                    III-13

  The State ended its 1997-1998 fiscal year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.

  The State ended its 1996-1997 fiscal year balanced on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that was used to finance the 1997-1998 Financial Plan. The surplus resulted primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

  Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolutions authorizing such bonds. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowing.

  Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

  As of March 31, 1999, the total amount of outstanding general obligation debt was approximately $4.825 billion, including $185 million in bond anticipation notes. The total amount of moral obligation debt was $629 million (down from $1.39 billion as of March 31, 1998). $25.902 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

  For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State, LGAC debt and lease purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

  The total amount of State-supported debt outstanding grew from 3.48 percent of personal income in the State in the 1989-1990 fiscal year to 6.21 percent for the 1998-1999 fiscal year while State-related debt

                                    III-14
outstanding remained relatively stable at 6.53 percent of personal income for the same period. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at a slightly slower rate. At the end of the 1998-1999 fiscal year, there was $37.74 billion of outstanding State-related debt and $35.84 billion of outstanding State-supported debt.

  During the prior ten years, State-supported long-term debt service increased on an average annual basis by 8.8 percent to $3.39 billion by the 1998-1999 fiscal year while all governmental funds receipts increased on an average annual basis of 5.3 percent. This resulted in a general trend of increases in the ratio of debt service to receipts from fiscal year 1989-1990 to fiscal year 1998-1999.

  Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of December 31, 1998, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $94 billion, up from $84 billion as of December 31, 1997. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default on their respective obligations.

  Ratings. As of June 15, 1999, Moody's and Standard & Poor's rated the State's outstanding general obligation bonds A2 and A, respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

  Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1999, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $895 million.

  Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements for the State's 1999-2000 fiscal year.

  In 1997, the total indebtedness of all localities in the State, other than the City, was approximately $21.0 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation.

                                    III-15

                                                                     EXHIBIT IV

                          RATINGS OF MUNICIPAL BONDS

Description of Moody's Investors Service, Inc.'s ("Moody's") Municipal Bond Ratings

  Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B-Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C-Bonds which arc rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

  Short-term Notes: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1 /VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Municipal Debt Ratings

  A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

  The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

    III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA-Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

    AA-Debt rated "AA" differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A-Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB-Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, C-Debt rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

    D-Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless Standard & Poors believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

    A-1-This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

    A-3-Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B-Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C-This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D-Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

    c-The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    p-The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    r-The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

  A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

  --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

  Note rating symbols are as follows:

  SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

  SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

  SP-3 Speculative capacity to pay principal and interest.

Description of Fitch IBCA, Inc.'s ("Fitch") Investment Grade Bond Ratings

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

  AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

  A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

  NR Indicates that Fitch does not rate the specific issue.

Conditional

  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended

  A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn

  A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert

  Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

Ratings Outlook

  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Description of Fitch's Speculative Grade Bond Ratings

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

  BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

  B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

  CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
  CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C--Bonds are in imminent default in payment of interest or principal.

  DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short-Term Ratings

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

  F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+".

  F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-l" ratings.

  F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

  F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

  D Default. Issues assigned this rating are in actual or imminent payment default.

  LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                                      EXHIBIT V

                              PORTFOLIO INSURANCE

  Set forth below is further information with respect to the insurance policies (the "Policies") that the Fund may obtain from several insurance companies with respect to insured New York Municipal Bonds and Municipal Bonds held by the Fund. The Fund has no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

  In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of New York Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by the Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by the Fund.

  The Policies do not guarantee the market value of the insured New York Municipal Bonds and Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that the Fund notify the insurance company as to all New York Municipal Bonds and Municipal Bonds in the Fund's portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by the Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

  The Fund will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch") or Aaa from Moody's Investors Service, Inc. ("Moody's"). There can be no assurance, however, that insurance from insurance carriers meeting these criteria will be at all times available.

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch's opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

  An insurance claims-paying ability rating of S&P, Fitch or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

  The assignment of ratings by S&P, Fitch or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

                                    PART C

                               OTHER INFORMATION

Item 15. Indemnification.

  Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Amended and Restated Articles of Incorporation, a form of which was previously filed as an exhibit to the Common Stock Registration Statement (defined below); Article VI of the Registrant's By-Laws, which was previously filed as an exhibit to the Common Stock Registration Statement, and the Investment Advisory Agreement, a form of which was previously filed as an exhibit to the Common Stock Registration Statement, provide for indemnification.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

  Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant's Common Stock, a form of which was filed as an exhibit to the Common Stock Registration Statement, and (ii) Section 7 of the Purchase Agreement relating to the Registrant's AMPS, a form of which was filed as an exhibit to the AMPS Registration Statement (defined below), for provisions relating to the indemnification of the underwriter.

Item 16. Exhibits.

  1(a) --Articles of Incorporation of the Registrant, dated December 17, 1991.
   (b) --Articles of Amendment relating to name change.
   (c) --Form of Articles Supplementary creating the Series A AMPS and the
        Series B AMPS.
   (d) --Form of Articles Supplementary creating the Series C AMPS, the Series
        D AMPS and the Series E AMPS.(b)
  2    --By-Laws of the Registrant.
  3    --Not Applicable.
  4    --Form of Agreement and Plan of Reorganization among the Registrant and
        MuniYield New York Insured Fund II, Inc. (included in Exhibit II to the
        Proxy Statement and Prospectus contained in this Registration
        Statement).
  5(a) --Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation and the By-Laws of the Registrant.(a)
  6    --Form of Investment Advisory Agreement between the Registrant and Fund
        Asset Management, L.P.
  7(a) --Form of Purchase Agreement for the Common Stock.
   (b) --Form of Purchase Agreement for the AMPS.
   (c) --Form of Merrill Lynch Standard Dealer Agreement.
  8    --Not applicable.
  9    --Custodian Contract between the Registrant and The Bank of New York.

 10    --Not applicable.
 11    --Opinion and Consent of Brown & Wood LLP, counsel for the Registrant.
 12    --Private Letter Ruling from the Internal Revenue Service.*
 13(a) --Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing
        Agency Agreement between the Registrant and The Bank of New York.
   (b) --Form of Auction Agent Agreement between the Registrant and IBJ
        Whitehall Bank & Trust Company.
   (c) --Form of Broker-Dealer Agreement.
   (d) --Form of Letter of Representations.
 14(a) --Consent of Deloitte & Touche LLP, independent auditors for the
        Registrant.
   (b) --Consent of Deloitte & Touche LLP, independent auditors for MuniYield
        New York Insured Fund II, Inc. for each of the years in the four-year period ended October 31, 1996 and the period June 26, 1992 to October
        31, 1992.
   (c) --Consent of Ernst & Young LLP, independent auditors for MuniYield New
        York Insured Fund II, Inc. for each of the two years in the period ended October 31, 1998.
 15    --Not applicable.
 16    --Power of Attorney (Included on the signature page of this Registration
        Statement).

--------
 * To be filed by amendment.

(a) Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6),
    Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, previously filed as Exhibit (1) to the Common Stock Registration Statement, and to Article II,
    Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws previously filed as Exhibit (2) to the Common Stock Registration Statement. Reference is also made to the Form of Articles Supplementary filed as Exhibit 1(d) to the AMPS Registration Statement and as Exhibit 1(e) hereto.

(b) Filed on October 4, 1999 as an Exhibit to the Registrant's Registration Statement on Form N-14 (File No. 333-88423).

Item 17. Undertakings.

  (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

  (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

  (3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

                                  SIGNATURES

  As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 9th day of November, 1999.

                                          MuniYield New York Insured Fund,
                                          Inc.
                                              (Registrant)

                                                     /s/ Terry K. Glenn
                                          By __________________________________
                                                (Terry K. Glenn, President)

  Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signatures                         Title                   Date
              ----------                         -----                   ----

          /s/ Terry K. Glenn           President and Director      November 9, 1999
______________________________________  (Principal Executive
           (Terry K. Glenn)             Officer)

         /s/ Donald C. Burke           Treasurer (Principal        November 9, 1999
______________________________________  Financial and Accounting
          (Donald C. Burke)             Officer)

        /s/ James H. Bodurtha          Director                    November 9, 1999
______________________________________
         (James H. Bodurtha)

        /s/ Herbert I. London          Director                    November 9, 1999
______________________________________
         (Herbert I. London)

         /s/ Robert R. Martin          Director                    November 9, 1999
______________________________________
          (Robert R. Martin)

          /s/ Joseph L. May            Director                    November 9, 1999
______________________________________
           (Joseph L. May)

         /s/ Andre F. Perold           Director                    November 9, 1999
______________________________________
          (Andre F. Perold)

          /s/ Arthur Zeikel            Director                    November 9, 1999
______________________________________
           (Arthur Zeikel)

                                 EXHIBIT INDEX

 Exhibit
 Numbers                               Description
 -------                               -----------
   1(a)  --Articles of Incorporation of the Registrant.
    (b)  --Articles of Amendment relating to name change.
    (c)  --Form of Articles Supplementary creating the Series A AMPS and the
          Series B AMPS.
   2     --By-Laws of the Registrant.
   6     --Form of Investment Advisory Agreement between Registrant and Fund
          Asset Management, L.P.
   7(a)  --Form of Purchase Agreement for the Common Stock.
    (b)  --Form of Purchase Agreement for the AMPS.
    (c)  --Form of Merrill Lynch Standard Dealer Agreement.
   9     --Custodian Contract between the Registrant and The Bank of New York.
  11     --Opinion and Consent of Brown & Wood LLP, counsel for the Registrant.
  13(a)  --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between the Registrant and The Bank of New
          York.
    (b)  --Form of Auction Agent Agreement between the Registrant and IBJ
          Whitehall Bank and Trust Company.
    (c)  --Form of Broker-Dealer Agreement.
    (d)  --Form of Letter of Representations.
  14(a)  --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
    (b)  --Consent of Deloitte & Touche LLP, independent auditors for MuniYield
          New York Insured Fund II, Inc. for each of the years in the four-year period ended October 31, 1996 and the period June 26, 1992 to October
          31, 1992.
    (c)  --Consent of Ernst & Young LLP, independent auditors for MuniYield New
          York Insured Fund II, Inc. for each of the two years in the period ended October 31, 1998.

[Proxy Card Front]

                                                                    COMMON STOCK



                      MUNIYIELD NEW YORK INSURED FUND, INC.

                                  P.O. BOX 9011

                        PRINCETON, NEW JERSEY 08543-9011



                                     PROXY

           This proxy is solicited on behalf of the Board of Directors


                  The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniYield New York Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Special Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposal 1.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote this proposal as marked, or if not marked, to vote "FOR" this proposal, and to use their discretion to vote for any other matter as may properly come before the meeting on any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

         Please mark boxes /X/ or [X] in blue or black ink.

         1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield New York Insured Fund II, Inc.



              FOR [_]     AGAINST [_]     ABSTAIN [_]



         2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.



                           Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.



                           Dated: ______________________________



                           X _____________________________________________
                                             Signature



                           X _____________________________________________
                                    Signature, if held jointly

Sign, date, and return the Proxy Card promptly using the enclosed envelope.

[Proxy Card Front]

                                                                  AUCTION MARKET

                                                                 PREFERRED STOCK



                      MUNIYIELD NEW YORK INSURED FUND, INC.

                                  P.O. BOX 9011

                        PRINCETON, NEW JERSEY 08543-9011



                                     PROXY

           This proxy is solicited on behalf of the Board of Directors


         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New York Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Special Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

         This proxy when properly executed will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote this proposal as marked, or if not marked, to vote "FOR" this proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

         1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield New York Insured Fund II, Inc.



              FOR [_]     AGAINST [_]     ABSTAIN [_]



         2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.



              If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.



                           Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.



                           Dated: ______________________________

                           X _____________________________________________
                                             Signature

                           X _____________________________________________
                                      Signature, if held jointly



Sign, date, and return the Proxy Card promptly using the enclosed envelope.

[Proxy Card Front]

                                                                    COMMON STOCK



                    MUNIYIELD NEW YORK INSURED FUND II, INC.

                                  P.O. BOX 9011

                        PRINCETON, NEW JERSEY 08543-9011



                                     PROXY

           This proxy is solicited on behalf of the Board of Directors



                  The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniYield New York Insured Fund II, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Special Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

                  This proxy when properly executed will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposal 1.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote this proposal as marked, or if not marked, to vote "FOR" this proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

         Please mark boxes /X/ or [X] in blue or black ink.

         1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield New York Insured Fund, Inc.



              FOR [_]     AGAINST [_]     ABSTAIN [_]



         2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.



                           Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.



                           Dated: ______________________________



                           X _____________________________________________
                                             Signature



                           X _____________________________________________
                                      Signature, if held jointly

Sign, date, and return the Proxy Card promptly using the enclosed envelope.

[Proxy Card Front]

                                                                  AUCTION MARKET

                                                                 PREFERRED STOCK



                    MUNIYIELD NEW YORK INSURED FUND II, INC.

                                  P.O. BOX 9011

                        PRINCETON, NEW JERSEY 08543-9011



                                     PROXY

           This proxy is solicited on behalf of the Board of Directors


         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New York Insured Fund II, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Special Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

         This proxy when properly executed will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote this proposal as marked, or if not marked, to vote "FOR" this proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

         1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield New York Insured Fund, Inc.



              FOR [_]     AGAINST [_]     ABSTAIN [_]



         2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.



              If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.



                           Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.



                           Dated: ______________________________

                           X _____________________________________________
                                            Signature

                           X _____________________________________________
                                     Signature, if held jointly



Sign, date, and return the Proxy Card promptly using the enclosed envelope.